As filed with the Securities and Exchange Commission on April 24, 2002 Registration No. 33-21754


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                      POST-EFFECTIVE AMENDMENT NO. 24 TO
                                   FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                       Newport Beach, California  92660
              (Address of Depositor's Principal Executive Office)

                                (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                       Newport Beach, California  92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                                    Dechert
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401


It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.


Title of securities being registered: interests in the Separate Account under flexible premium variable life insurance policies.

Filing fee: None

Pacific Select Exec    Separate Account of Pacific
Life Insurance Company


RECONCILIATION AND TIE BETWEEN
ITEMS IN FORM N-8B-2 AND THE PROSPECTUS
(PURSUANT TO INSTRUCTION 4 OF FORM S-6)

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                  Form S-6
Item Number                                            Heading in Prospectus
1.  (a)  Name of trust...............................  Prospectus front cover

    (b)  Title of securities issued..................  Prospectus front cover

2.  Name and address of each depositor...............  Prospectus front cover; Back Cover

3.  Name and address of trustee......................  N/A

4.  Name and address of each principal underwriter...  About Pacific Life

5.  State of organization of trust...................  Pacific Select Exec Separate
                                                       Account

6.  Execution and termination of trust agreement.....  Pacific Select Exec Separate
                                                       Account

7.  Changes of name..................................  N/A

8.  Fiscal year......................................  N/A

9.  Material Litigation..............................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities.............  Pacific Select Exec basics; The death benefit

    (b)  Cumulative or distributive



securities................................   Pacific Select Exec basics; The death benefit

    (c)  Withdrawal or redemption.........   Withdrawals, surrenders and loans

    (d)  Conversion, transfer, etc........   Withdrawals, surrenders and loans

    (e)  Periodic payment plan............   N/A

    (f)  Voting rights....................   Voting Rights

    (g)  Notice to security holders.......   Reports we'll send you

    (h)  Consents required................   Voting Rights

    (i)  Other provisions.................   N/A

11. Type of securities comprising
    units.................................   Pacific Select Exec basics

12. Certain information regarding
    periodic payment plan certificates....   N/A

13. (a) Load, fees, expenses, etc.........   Deductions from your premiums; Surrendering your policy

(b) Certain information regarding
    periodic payment plan certificates....   N/A

(c) Certain percentages...................   Deductions from your premiums; Surrendering your policy

(d) Difference in price...................   N/A

(e) Certain other fees, etc...............   Deductions from your premiums; Surrendering your policy

(f) Certain other profits or
    benefits..............................   The death benefit; Your policy's accumulated value

(g) Ratio of annual charges to
    income................................   N/A

14. Issuance of trust's securities........   Pacific Select Exec basics


15. Receipt and handling of payments
    From purchasers.....................    How premiums work

16. Acquisition and disposition of          Your policy's accumulated
    underlying securities...............    value: Your investment
                                            options

17. Withdrawal or redemption............    Withdrawals, surrenders
                                            and loans

18. (a) Receipt, custody and disposition
        of income.......................    Your policy's accumulated
                                            value

    (b) Reinvestment of distributions...    N/A

    (c) Reserves or special funds.......    N/A

    (d) Schedule of distributions.......    N/A

19. Records, accounts and reports.......    Statements and
                                            Reports

20. Certain miscellaneous provisions
    of trust agreement:

    (a) Amendment.......................    N/A

    (b) Termination.....................    N/A

    (c) and (d) Trustees, removal and
        successor.......................    N/A

    (e) and (f) Depositors, removal
        and successor...................    N/A

21. Loans to security holders...........    Withdrawals,
                                            surrenders and loans

22. Limitations on liability............    N/A

23. Bonding arrangements................    N/A

24. Other material provisions of
    trust agreement.....................    N/A


III. Organizations, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor......................................................   About Pacific Life

26.  Fees received by depositor.....................................................   See Items 13(a) and 13(e)

27.  Business of depositor..........................................................   About Pacific Life

28.  Certain information as to officials and affiliated persons of depositor........   About Pacific Life

29.  Voting securities of depositor.................................................   N/A

30.  Persons controlling depositor..................................................   N/A

31.  Payments by depositor for certain services rendered to trust...................   N/A

32.  Payments by depositor for certain other services rendered to trust.............   N/A

33.  Remuneration of employees of depositor for certain services rendered to trust..   N/A

34.  Remuneration of other persons for certain services rendered to trust...........   N/A

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states...................................   N/A

36.  Suspension of sales of trust's securities......................................   N/A

37.  Revocation of authority to distribute..........................................   N/A

38.  (a)  Method of distribution..........................................  How policies are distributed

     (b)  Underwriting agreements.........................................  How policies are distributed

     (c)  Selling agreements..............................................  How policies are distributed

39.  (a)  Organization of principal underwriters..........................  How policies are distributed

     (b)  N.A.S.D. membership of principal underwriters...................  How policies are distributed

40.  Certain fees received by principal underwriters......................  How policies are distributed

41.  (a)  Business of each principal underwriter..........................  How policies are distributed

     (b)  Branch offices of each principal underwriter....................  N/A

     (c)  Salesmen of each principal underwriter..........................  N/A

42.  Ownership of trust's securities by certain persons...................  N/A

43.  Certain brokerage commissions received by principal underwriters.....  N/A

44.  (a)  Method of valuation.............................................  Your policy's accumulated value

     (b)  Schedule as to offering price...................................  How premiums work

     (c)  Variation in offering price to certain persons..................  Monthly deductions

45.  Suspension of redemption rights......................................  Timing of payments, forms, and requests


46.  (a)  Redemption valuation...................................................    Withdrawals, surrenders and loans

     (b)  Schedule as to redemption price........................................    Withdrawals, surrenders and loans

47.  Maintenance of position in underlying securities............................    Your investment options

V.   Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee......................................    N/A

49.  Fees and expenses of trustees...............................................    N/A

50.  Trustee's lien..............................................................    N/A

VI.  Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities..................................    The death benefit

VII. Policy of Registrant

52.  (a)  Provisions of trust agreement with respect to selection
          or elimination of under lying securities...............................    How our accounts work

     (b)  Transactions involving elimination of underlying securities............    How our accounts work

     (c)  Policy regarding substitution or elimination of underlying securities..    How our accounts work

     (d)  Fundamental policy not otherwise covered...............................    N/A

53.  Tax status of trust.........................................................    Variable life insurance and your taxes

VIII. Financial and Statistical Information

54.  Trust's securities during last ten years..........  N/A

55.  N/A

56.  Certain information regarding periodic payment
     plan certificates.................................  N/A

57.  N/A

58.  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)..  Financial Statements


PACIFIC SELECT EXEC
                       PROSPECTUS MAY 1, 2002


                       Pacific Select Exec is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

This policy is not     This prospectus provides information that you should
available in all       know before buying a policy. It's accompanied by a
states. This           current prospectus for the Pacific Select Fund, a fund
prospectus is not      that provides the underlying portfolios for the
an offer in any        variable investment options offered under the policy.
state or               Please read these prospectuses carefully and keep them
jurisdiction where     for future reference.
we're not legally
permitted to offer     Here's a list of all of the investment options
the policy.            available under your policy:

The policy is          VARIABLE INVESTMENT OPTIONS
described in
detail in this         Blue Chip                 International Value
prospectus. The
Pacific Select         Aggressive Growth         Capital Opportunities
Fund is described
in its prospectus      Emerging Markets          Mid-Cap Growth
and in its
Statement of           Diversified Research      Global Growth
Additional
Information (SAI).     Small-Cap Equity          Equity Index
No one has the
right to describe      International Large-Cap   Small-Cap Index

the policy or the
Pacific Select         I-Net Tollkeeper SM       Real Estate
Fund any                                          (formerly called "REIT")


differently than
they have been         Financial Services        Inflation Managed

described in these
documents.             Health Sciences           Managed Bond

You should be          Technology                Money Market
aware that the
Securities and         Telecommunications        High Yield Bond

Exchange
Commission (SEC)       Multi-Strategy            Equity Income


has not reviewed
the policy for its     Large-Cap Core
investment merit,       (formerly called
and does not            "Equity Income")


guarantee that the
information in         Strategic Value           Research


this prospectus is
accurate or            Growth LT                 Equity


complete. It's a
criminal offense       Focused 30                Aggressive Equity

to say otherwise.
                       Mid-Cap Value             Large-Cap Value

                       FIXED OPTION

                       Fixed Account

YOUR GUIDE TO THIS PROSPECTUS


An overview of Pacific Select Exec                                     4
------------------------------------------------------------------------
Pacific Select Exec basics                                            13
Owners, person insured by the policy, and beneficiaries               14
Policy date, monthly payment date, policy anniversary date            15
Statements and reports we'll send you                                 16
Your right to cancel                                                  16
Timing of payments, forms and requests                                17
Telephone and electronic transactions                                 18
------------------------------------------------------------------------
The death benefit                                                     19
Choosing your death benefit option                                    19
Guideline minimum death benefit                                       20
Comparing the death benefit options                                   20
When we pay the death benefit                                         21
Changing your death benefit option                                    21
Changing the face amount                                              22
Optional riders                                                       24
------------------------------------------------------------------------
How premiums work                                                     25
Planned periodic premium payments                                     25
Paying your premium                                                   25
Deductions from your premiums                                         26
Allocating your premiums                                              27
Limits on the premium payments you can make                           28
------------------------------------------------------------------------
Your policy's accumulated value                                       29
Calculating your policy's accumulated value                           29
Monthly deductions                                                    29
Lapsing and reinstatement                                             31
------------------------------------------------------------------------
Your investment options                                               33
Variable investment options                                           33
Fixed account                                                         38
Transferring among investment options                                 38
Transfer programs                                                     39
------------------------------------------------------------------------
Withdrawals, surrenders and loans                                     40
Making withdrawals                                                    40
Taking out a loan                                                     41
Ways to use your policy's loan and withdrawal features                43
Automated income option                                               44
Surrendering your policy                                              46
Policy Restoration                                                    47
Benefits at maturity                                                  47
------------------------------------------------------------------------
General information about your policy                                 48
------------------------------------------------------------------------
Variable life insurance and your taxes                                51
------------------------------------------------------------------------
About Pacific Life                                                    55
------------------------------------------------------------------------
Financial statements of Pacific Select Exec Separate Account        SA-1
------------------------------------------------------------------------
Financial statements of Pacific Life Insurance Company              PL-1
------------------------------------------------------------------------
Appendix                                                             A-1
------------------------------------------------------------------------
Where to go for more information                              back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-800-800-7681.


                          Accumulated value                29    Loan account                  41
                          Accumulation units               36    Maturity date                 14
In this prospectus,       Age                              14    Modified endowment contract   53
you and your mean         Allocation                       27    Monthly payment date          15
the policyholder or       Assignment                       50    Net amount at risk            20
owner. Pacific            Beneficiary                      15    Net cash surrender value      46
Life, we, us and          Business day                     17    Net premium                   25
our refer to              Cash surrender value             46    Outstanding loan amount       41
Pacific Life              Contingent beneficiary           15    Planned periodic premium      25
Insurance Company.        Cost of insurance rate           29    Policy anniversary            15
The fund refers to        Death benefit                    19    Policy date                   15
Pacific Select            Death benefit percentage         20    Policy year                   15
Fund. Policy means        Face amount                      19    Portfolio                     33
a Pacific Select          Fixed account                    38    Proper form                   17
Exec variable life        General account                  56    Reinstatement                 32
insurance policy,         Guideline minimum death benefit  20    Riders                        24
unless we state           Guideline premium limit          28    Sales surrender target        46
otherwise.                Guideline premium test           20    Separate account              56
                          Illustration                     16    Seven-pay limit               53
                          In force                         13    Tax code                      51
                          Income benefit                   48    Unit value                    36
                          Joint owners                     14    Variable account              33
                          Lapse                            31    Variable investment option    33


AN OVERVIEW OF PACIFIC SELECT EXEC

                       This overview tells you some key things you should know about your policy. It's designed as a summary only - please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select Exec    Pacific Select Exec is a flexible premium variable life
basics                 insurance policy.

                       . Flexible premium means you can vary the amount and
This policy may be       frequency of your premium payments.
appropriate if you
want to provide a      . Variable means the policy's value depends on the
death benefit for        performance of the investment options you choose.
family members or
others or to help      . Life insurance means the policy provides a death
meet other long-         benefit to the beneficiary you choose.
term financial

objectives. It may
not be the right       In addition to providing a death benefit that is
kind of policy if      generally free of federal income tax, any growth in
you plan to            your policy's accumulated value is tax-deferred. You
withdraw money for     can choose from 33 variable investment options, each of
short-term needs.      which invests in a corresponding portfolio of the
                       Pacific Select Fund, and a fixed option that provides a
Please discuss your    guaranteed minimum rate of interest.

insurance needs and
financial              You may choose to allocate net premium and accumulated
objectives with        value to no more than 20 investment options at any one
your registered        time.
representative.
                       When the person insured by this policy reaches age 95,

                    the policy will mature. We'll pay you the policy's net
You'll find more       cash surrender value on the maturity date if the person
about the basics of    insured by the policy is still living.
Pacific Select Exec
starting on page       Pacific Select Exec is designed for long-term financial
13.                    planning. Please take some time to read the information

                       in this prospectus before you decide if this life insurance policy meets your insurance needs and financial objectives.

                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund of the premiums you've paid. We'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of two death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      The death benefit will always be the greater of the
the person insured     death benefit under the option you choose or the
by the policy has      guideline minimum death benefit.
died, as long as
your policy is in      You can change your death benefit option and increase
force.                 or decrease your policy's face amount (with certain
                       restrictions) while your policy is in force. There may

                    be a charge for making these changes.
You'll find more
about the death        Optional riders
benefit starting on
page 19.               There are eight optional riders that provide extra
                       benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.


                      ---------------------------------------------------------
How premiums work      Your first premium must be equal to at least 25% of the
                       sum of your premium load and your policy's monthly
Your policy gives      charges for the first year.
you the flexibility
to choose the          Deductions from your premiums
amount and             We deduct a premium load from each premium payment you
frequency of your      make. The premium load is made up of a sales load and a
premium payments       state and local tax charge.
within certain
limits. Each           Limits on the premium payments you can make
premium payment        Federal tax law puts limits on the premium payments you
must be at least       can make in relation to your policy's death benefit. We
$50.                   may refuse all or part of a premium payment you make,
                       or remove all or part of a premium from your policy and

                    return it to you under certain circumstances.
You'll find more
about how premiums
work starting on
page 25.


                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement

                    If there is not enough accumulated value to cover the
You'll find more       monthly charge on the day we make the deduction, your
about accumulated      policy may lapse - which means you'll no longer have
value starting on      any insurance coverage. If your policy is in danger of
page 29.               lapsing, we'll give you a grace period of 61 days to

                       pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement.

AN OVERVIEW OF PACIFIC SELECT EXEC

                      ---------------------------------------------------------

Your investment
options                You can choose from 33 variable investment options,
                       each of which invests in a corresponding portfolio of
The investment         the Pacific Select Fund. We're the investment adviser
options you choose     for the Pacific Select Fund. We oversee the management
will affect your       of all the fund's portfolios and manage two of the
policy's               portfolios directly. We've retained other portfolio
accumulated value,     managers to manage the other portfolios. The value of
and may affect the     each portfolio will fluctuate with the value of the
death benefit.         investments it holds, and returns are not guaranteed.

Your policy's          You can also choose a fixed option called the Fixed
accumulated value      account that provides a guaranteed minimum annual
may be allocated to    interest rate of 4%. We may offer a higher interest
up to 20 investment    rate. If we do, we'll guarantee that rate for one year.
options at any one
time.                  We allocate your premium payments and accumulated value
                       to the investment options you choose. Your policy's
Please review the      accumulated value will fluctuate depending on the
investment options     investment options you've chosen. You bear the
carefully and ask      investment risk of any variable investment options you
your registered        choose.
representative to
help you choose the    In some states we'll hold your premium payments in the
right ones for your    Money Market investment option until the free look
goals and risk         transfer date. Please turn to Your right to cancel for
tolerance.             details.


                    Transferring among investment options
You'll find more       You can transfer among the investment options during
about the              the life of your policy without paying any current
investment options     income tax. There is currently no charge for transfers.
starting on page
33.

                       You can make as many transfers as you like between

                    variable investment options. You can also make
You'll find out        automatic transfers from one variable investment option
more about our         to another using our dollar cost averaging or portfolio
automatic transfer     rebalancing programs. These programs are not available
programs starting      for the fixed options.
on page 39.


We reserve the         You can only make one transfer from the Fixed account
right, in our sole     to the variable investment options in any 12-month
discretion, to         period, and each transfer may be no more than $5,000 or
waive the transfer     25% of the accumulated value in the Fixed account,
restrictions on        whichever is greater. You can only transfer to the
the Fixed account.     Fixed account in the policy month right before each
Please contact us      policy anniversary.
or your registered
representative to
find out if a
waiver is
currently in
effect.


                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit. You can make one preferred withdrawal every
lapsing. Be sure to    year starting on the first policy anniversary and
plan carefully         before the 15th policy year. The portion of a preferred
before using these     withdrawal that does not exceed 10% of your premium
policy benefits.       payments will not reduce the face amount of your
                       policy. Any excess withdrawal amount will affect the

                    face amount the same as a partial withdrawal may.
You'll find more       Starting on the 15th policy anniversary, you may make
about withdrawals,     partial withdrawals. There is no limit to the number of
surrenders and         partial withdrawals you can make. A partial withdrawal
loans starting on      may reduce the face amount of your policy, depending on
page 40.               the death benefit option you choose, and will reduce

                       the death benefit. There is no charge for making withdrawals.

                       Taking out a loan
                       You can take out a loan from us using your policy's accumulated value as security. You pay interest on the amount you borrow at an annual rate of 4.75% during the first 10 policy years and 4.25% thereafter. The accumulated value used to secure your loan is set aside in a loan account, where it earns interest at an annual rate of 4%.

                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash distribution when your policy matures or by making a withdrawal or surrendering your policy.
There are tax
issues to consider     If your policy is a modified endowment contract, all
when you own a life    distributions you receive during the life of the policy
insurance policy.      may be subject to tax and a 10% penalty.
These are described
in detail starting
on page 51.


                      ---------------------------------------------------------
About Pacific Life     Pacific Life is a life insurance company based in
                       California. We issue the policies. Pacific Select
                       Distributors, Inc., our subsidiary, is the distributor
When you buy a life    of the policies.
insurance policy,
you're relying on      How our accounts work
the insurance          We put your premium payments in our general and
company that issues    separate accounts. We own the assets in our accounts
it to be able to       and make the allocations to the investment options
meet its financial     you've chosen.
obligations to you.
                       Amounts allocated to the Fixed account are held in our

                    general account. Our general account includes all of
You'll find more       our assets, except for those held in our separate
about Pacific Life,    accounts. Our ability to meet our obligations under the
and our strength as    policy is backed by our strength as an insurance
a company, starting    company.
on page 55.


We may use any         Amounts allocated to the variable investment options
profit derived from    are held in our separate account. The assets in this
any charges under      account are kept separate from the assets in our
the policy for any     general account and our other separate accounts, and
lawful purpose,        are protected from our general creditors.
including our
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT EXEC

                                              This section of the overview explains the fees and expenses associated with your Pacific Select Exec policy.
                                            -------------------------------------------------------------------------------
Understanding policy expenses
and cash flow                                     -------------------
                                                    Your premium
The chart to the right illustrates how
cash normally flows through a Pacific               You make a          We deduct a premium
Select Exec Policy.                                 premium payment     load.
                                                  -------------------
                                                  -------------------
The dark shaded boxes show the fees and             Net premium
expenses you pay directly or indirectly             We allocate the
under your policy. These are explained              net premium to
in the pages that follow.                           the investment
                                                    options you
                                                    choose
                                                  -------------------
In some states we'll hold your net                v                           v
premium payments in the Money Market        --------------------        ---------------      -----------------   ---------------
investment option until the free look         Fixed option              Variable             Pacific Select       The fund
transfer date. Please turn to Your            We hold                   investment           Fund                 deducts
right to cancel for details.                  amounts you               options                                   advisory fees
                                              allocate to this                          ---  The variable    ---  and other fund
                                              option in our             We hold              investment           expenses from
                                              general account           amounts you          options invest       the portfolios
                                                                        allocate to these    in the fund's
                                                                        options in our       portfolios
                                                                        separate account
                                            -----------------------     ------------------  -----------------   -------------------
                                                                                                                -------------------
                                                                                                                   We deduct:
                                                                                                                   . cost of
                                                                         v                                           insurance
                                            ---------------        ----------------                                . administrative
                                            Loan account           Accumulated                                       charge
                                            Accumulated            Value                                           . mortality and
                                            value set aside ----                                                     expense risk
                                            to secure a            The total value   We make monthly deductions      charge
                                            policy loan            of your policy    --------------------------    . rider charges
                                            ---------------        ----------------                             -------------------
                                                                                                                -------------------
                                                                                                                -------------------
                                                                                                                We deduct a
                                                                           If you surrender your policy         surrender charge
                                                                          ----------------------------------    during the first
                                                                                                                10 policy years
                                                                                                               ---------------------

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of two charges:


                    Sales load - 4% of each premium payment during the
The premium load is    first 10 policy years and 2% after the 10th policy
explained in more      year.
detail on page 26.

                   State and local tax charge - 2.35% of each premium
                       payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:

The monthly charge     Cost of insurance - We deduct a cost of insurance
is explained in        charge for your policy's initial face amount and for
more detail            each increase you make to the face amount. We calculate
starting on page       this charge by multiplying the current cost of
29.                    insurance rate by a discounted net amount at risk at

                       the beginning of each policy month.
An example
For a policy with      Administrative charge - We deduct a charge of $25.00 a
accumulated value      month during the first policy year. After the first
of $30,000 after       policy year, we deduct a charge of $7.50 a month for
deducting cost of      policies with initial face amounts of less than
insurance and rider    $100,000 and $5.00 a month for policies with initial
charges, and any       face amounts of $100,000 or more.
outstanding loan
amount.                Mortality and expense risk charge - We deduct a charge
                       every month during the first 10 policy years at an
The monthly M&E        annual rate of 0.75% (0.0625% monthly) of your policy's
risk charge is:        accumulated value in the investment options after we've
                       deducted the cost of insurance and any rider charges.
.. $18.75 if the        During policy years 11 and thereafter, we reduce the
  deduction is made    annual rate to 0.25% (0.0208333% monthly) of the
  in policy years      accumulated value.
  1-10 ($30,000 X
  .0625%)              Riders - If you add any riders to your policy, we add
                       any charges for them to your monthly charge.
.. $6.25 if the
  deduction is made    If you increase your policy's face amount or change the
  in policy year 11    death benefit option from Option A to Option B, we'll
  or later ($30,000    deduct a charge of $100 on the effective date of the
  X .020833%)          increase or option change. This charge is to cover our
                       processing costs.

AN OVERVIEW OF PACIFIC SELECT EXEC

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is no charge for withdrawals.

Withdrawal and         If you surrender, or cash in, your policy during the
surrender charges      first 10 policy years, we'll deduct a surrender charge.
are explained in       The surrender charge is made up of two components:
more detail on
pages 40 and 46.       . The underwriting surrender charge, which is based on

                   your policy's initial face amount and the age of the
An example             person insured by the policy on the policy date. Here's
                       how we calculate it:
For a policy:
                       -------------------------------------------------------
.. that insures the     Age of person insured            Charge per $1,000
  life of a male       by policy on policy date         of initial face amount
  age 45 when the
  policy was issued    0-30                             $2.50
                       31-40                             3.50
.. with an initial      41-50                             4.50
  face amount of       51-60                             5.50
  $350,000.            61-80                             6.50
                       -------------------------------------------------------
The underwriting
surrender charge       The amount of the charge does not change during the
is:                    first five policy years. Starting on the fifth policy
                       anniversary, we reduce the charge by 1.666% a month
.. $1,575 during the    until it reaches zero at the end of 10 policy years.
  first five policy
  years (($350,000     . The sales surrender charge, which equals the smaller
  / 1,000) X $4.50)      of the following amounts:
                       . 26% of the premium payments you make, or
.. $945.25 at the       . 26% of the sales surrender target, which is an
  end of the             estimated annual premium, based on the age of the
  seventh policy         person insured by the policy on the policy date and
  year ($1,575 -         your policy's initial face amount.
  ($1,575 X 1.666%
  X 24 months)).       During the first five policy years, the sales surrender
                       charge will never be greater than 26% of the sales
The sales surrender    surrender target. Starting on the fifth policy
target is $6,951.      anniversary, we reduce the maximum charge by 1.666% a
                       month until it reaches zero at the end of 10 policy
The maximum sales      years.
surrender charge
is:                    If you make level annual premium payments, the sales
                       surrender charge during the first policy year will
.. $1,807.26 during     normally be 26% of your premium payments.
  the first five
  policy years
  ($6,951 X 26%)

.. $1,084.65 at the
  end of the
  seventh policy
  year ($1,807.26 -
  ($1,807.26 X
  1.666% X 24
  months)).
                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the Pacific    expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your

                    policy. If you choose a variable investment option,
You'll find more       these fees and expenses affect you indirectly because
about the Pacific      they reduce portfolio returns.
Select Fund
starting on page       Advisory fee
33, and in the         Pacific Life is the investment adviser to the fund. The
fund's prospectus,     fund pays an advisory fee to us for these services. The
which accompanies      table below shows the advisory fee as an annual
this prospectus.       percentage of each portfolio's average daily net

                   assets.

                       Other expenses
                       The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For each portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.


                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.



                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                   Blue Chip/1/              0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/      1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/       1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/   0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/       0.65     0.05     --       0.70      --           0.70
                   International Large-Cap   1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/       1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/     1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/        1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications        1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/         0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/         0.65     0.04     0.02     0.71      --           0.71
                    (formerly Equity
                    Income)
                   Strategic Value           0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   -------------------------------------------------------------------------------------


                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.

AN OVERVIEW OF PACIFIC SELECT EXEC

                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.


                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.



                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PACIFIC SELECT EXEC BASICS

                       When you buy a Pacific Select Exec life insurance policy, you're entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting and administrative requirements, we can
policy and confirm     reject it or ask you for more information. Once we
changes you or we      receive your first premium payment, and any contractual
make to the policy.    and administrative requirements have been met, we'll
                       consider your policy to be in force. Our obligations
Specification pages    under the policy begin when the policy is in force and
summarize              has been delivered to you.
information
specific to your       Your policy will be in force until one of the following
policy at the time     happens:
the policy is          . your policy matures
issued.                . the person insured by the policy dies
                       . the grace period expires and your policy lapses, or
Riders provide         . you surrender your policy.
extra benefits,
some at additional     If your policy is not in force when the person insured
cost. Not all          by the policy dies, we are not obligated to pay the
riders are             death benefit proceeds to your beneficiary.
available in every
state, and some        Pacific Select Exec is a flexible premium variable life
riders may only be     insurance policy that insures the life of one person
added when you         and pays death benefit proceeds after that person has
apply for your         died.
policy.
                       Under a flexible premium life insurance policy, you
This policy may be     have the flexibility to choose the amount and frequency
appropriate if you     of your premium payments. You must, however, pay enough
want to provide a      premiums to cover the ongoing cost of policy benefits.
death benefit for
family members or      A premium load is deducted from each premium payment
others or to help      you make. The resulting net premium is allocated to the
meet other long-       investment options you choose, and becomes part of your
term financial         policy's accumulated value.
objectives. It may
not be the right       Charges are deducted from the accumulated value each
kind of policy if      month to help cover the cost of the policy's death
you plan to            benefit and other expenses. If there is not enough
withdraw money for     accumulated value to cover the monthly charge on the
short-term needs.      day we make the deduction, your policy may lapse after
                       a grace period - which means you'll no longer have any
Please discuss your    insurance coverage.
insurance needs and
financial              Investment earnings will increase your policy's
objectives with        accumulated value, while investment losses will
your registered        decrease it. The premium payments you'll be required to
representative.        make to keep your policy in force will be influenced by
                       the investment results of the investment options you've
In some states         chosen.
we'll hold your net
premium payments in
the Money Market
investment option
until the free look
transfer date.
Please turn to Your
right to cancel for
details.

PACIFIC SELECT EXEC BASICS


                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
                       joint owners. You need the signatures of all owners for
Please consult your    all policy transactions.
financial advisor
or a lawyer about      If one of the joint owners dies, the surviving owners
designating            will hold all rights under the policy. If the last
ownership              joint owner dies, his or her estate will own the policy
interests.             unless you've given us other instructions.

                       A policy can also be owned by an institution, trust,
                       corporation or group or sponsored arrangement. These
If you would like      owners often buy more than one policy, which may
to change the owner    qualify them for reduced charges or lower premium
of your policy,        payments.
please contact us
or your registered     We may reduce or waive the sales load or surrender
representative for     charges on policies sold to our directors or employees,
a change of owner      to any of our affiliates, or to trustees, employees or
form. We can           affiliates of the fund.
process the change
only if we receive     You can change the owner of your policy by completing a
your instructions      change of owner form. Once we've received and recorded
in writing.            your request, the change will be effective as of the
                       day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       80 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about
The maturity date      someone "reaching age 95", we're referring to the
of the policy is       policy anniversary date closest to that person's 95th
the policy             birthday, not to the day when he or she actually turns
anniversary on         95.
which the insured
is age 95.

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
If you would like        each receive an equal share of the death benefit
to change the            proceeds unless you tell us otherwise. If one
beneficiary of your      beneficiary dies, his or her share will pass to the
policy, please           surviving primary beneficiaries in proportion to the
contact us or your       share of the proceeds they're entitled to receive,
registered               unless you tell us otherwise.
representative for
a change of            . You can also name a contingent beneficiary for each
beneficiary form.        primary beneficiary you name. The contingent
We can process the       beneficiary will receive the death benefit proceeds
change only if we        if the primary beneficiary dies.
receive your
instructions in        . You can choose to make your beneficiary permanent
writing.                 (sometimes called irrevocable). You cannot change a
                         permanent beneficiary's rights under the policy without his or her permission.

                       . If none of your beneficiaries is still living when
                         the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you're no longer living, the proceeds will go to your estate.

                       . You can change your beneficiary at any time while the
                         person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your
                       policy date.
In Massachusetts,
the policy date is     The policy date is set so that it never falls on the
known as the issue     29th, 30th or 31st of any month. We'll apply your first
date.                  premium payment as of your policy date or as of the day
                       we receive your premium, whichever is later.

                       Backdating your policy
In Ohio, your          You can have your policy backdated up to six months, as
policy can be          long as we approve it. Backdating in some cases may
backdated only         lower your cost of insurance rates since these rates
three months.          are based on the age of the person insured by the
                       policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

PACIFIC SELECT EXEC BASICS


                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports                owners:
we'll send you
                       . a confirmation for many financial transactions,
We can create            usually including premium payments and transfers,
customized               loans, loan repayments, withdrawals and surrenders.
hypothetical             Monthly deductions and scheduled transactions made
illustrations of         under the dollar cost averaging, portfolio
benefits under your      rebalancing and first year transfer programs are
policy based on          reported on your quarterly policy statement.
different
assumptions.           . a quarterly policy statement. The statement will tell
                         you the accumulated value of your policy by
We'll send you one       investment options, cash surrender value, the amount
policy illustration      of the death benefit, the policy's face amount, and
free of charge each      any outstanding loan amount. It will also include a
policy year if you       summary of all transactions that have taken place
ask for one. We          since the last quarterly statement, as well as any
reserve the right        other information required by law.
to charge $25 for
additional             . supplemental schedules of benefits and planned
illustrations.           periodic premiums. We'll send these to you if you
                         change your policy's face amount or change any of the policy's other benefits.

                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to          During the free look period, once your policy is in
cancel                 force you have the right to cancel (or refuse) your
                       policy and return it to us or your registered
There are special      representative for a refund.
rules for the free
look period in         The amount of your refund will be the premium payments
certain states.        you've made. We'll always deduct any outstanding loan
Here are some          amount from the amount we refund to you.
examples:
.. In California the    You'll find a complete description of the free look
  free look period     period that applies to your policy on the policy's
  ends 30 days         cover sheet, or on a notice that accompanied your
  after you receive    policy. Generally, the free look period ends 10 days
  your policy if       after you receive your policy. Some states may have a
  you're 60 years      different free look period if you are replacing another
  old or over or if    life insurance policy.
  you're replacing
  another life         We hold the net premiums in the Money Market investment
  insurance policy.    option until the free look transfer date. On that day,
.. In Colorado the      we'll transfer the accumulated value in the Money
  free look period     Market investment option to the investment options
  ends after 15        you've chosen.
  days.
.. In North Dakota      The free look transfer date is the latest of the
  the free look        following:
  period ends after
  20 days.             . 15 days after we issue your policy
                       . 45 days after your application is completed
Please call us or      . when we consider your policy to be in force.
your registered
representative if
you have questions
about your right to
cancel your policy.

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     Once your policy is in force, the effective date of
                       payments, forms and requests you send us is usually
A business day,        determined by the day and time we receive the item in
called a valuation     proper form at the mailing address that appears on the
date in your           back cover of this prospectus.
policy, is any day
that the New York      Planned periodic premium payments, loan requests,
Stock Exchange and     transfer requests, loan payments or withdrawal or
our life insurance     surrender requests that we receive in proper form
client services        before 4:00 p.m. Eastern time on a business day will
offices are open.      normally be effective as of the end of that day, unless
It usually ends at     the transaction is scheduled to occur on another
4:00 p.m. Eastern      business day. If we receive your payment or request on
time.                  or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
.. New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas        letters, forms or other necessary documents, completed
  Day,                 to our satisfaction. Proper form may require, among
and                    other things, a signature guarantee or some other proof
.. the Friday before    of authenticity. We do not generally require a
  New Years Day,       signature guarantee, but we may ask for one if it
  July Fourth or       appears that your signature has changed, if the
  Christmas Day if     signature does not appear to be yours, if we have not
  that holiday         received a properly completed application or
  falls on a           confirmation of an application, or for other reasons to
  Saturday             protect you and us.
.. the Monday
  following New        When we make payments and transfers
  Year's Day, July     We'll normally send the proceeds of transfers,
  Fourth or            withdrawals, loans, maturity benefits, surrenders,
  Christmas Day if     exchanges and death benefit payments within seven days
  that holiday         after the effective date of the request in proper form.
  falls on a Sunday    We may delay payments and transfers, or the calculation
unless unusual         of payments and transfers based on the value in the
business conditions    variable investment options under unusual
exist, such as the     circumstances, for example, if:
ending of a monthly
or yearly              . the New York Stock Exchange closes on a day other
accounting period.       than a regular holiday or weekend
                       . trading on the New York Stock Exchange is restricted
Our client services    . an emergency exists as determined by the SEC, as a
offices are also         result of which the sale of securities is not
usually closed on        practicable, or it is not practicable to determine
the following days:      the value of a variable account's assets, or
.. the Monday before    . the SEC permits a delay for the protection of policy
  New Year's Day,        owners.
  July Fourth, or
  Christmas Day, if    We may delay transfers and payments from the fixed
  any of these         options, including the proceeds from withdrawals,
  holidays falls on    surrenders and loans, for up to six months. We'll pay
  a Tuesday            interest at an annual rate of at least 4% on any
.. the Tuesday          withdrawals or surrender proceeds from the fixed
  before Christmas     options that we delay for 30 days or more.
  Day if that
  holiday falls on     We pay interest at an annual rate of at least 4% on
  a Wednesday          death benefit proceeds, calculated from the day the
.. the Friday after     person insured by the policy dies to the day we pay the
  New Year's Day,      proceeds.
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
.. the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

To request payment
of death benefit
proceeds, send us
proof of death and
payment
instructions.

PACIFIC SELECT EXEC BASICS


                      ---------------------------------------------------------
Telephone and          You can make loans or transfers, and give us
electronic             instructions regarding the dollar cost averaging
transactions           program or portfolio rebalancing program, by telephone
                       any time after the free look period as long as we have
Please ask your        your signed authorization form on file.
registered
representative for     Certain registered representatives are able to give us
more information       instructions electronically if authorized by you. You
regarding              may appoint your registered representative to give us
electronic             instructions on your behalf by completing and filing a
transactions.          telephone and electronic authorization form with us.

                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.
                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically
                       . neither we, any of our affiliates, the Pacific Select
                         Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's          This policy offers two death benefit options, Options A
initial amount of      and B. The option you choose will generally depend on
insurance coverage     which is more important to you: a larger death benefit
is its initial face    or building the accumulated value of your policy.
amount. We
determine the face     Here are some things you need to know about the death
amount based on        benefit:
instructions           . You choose your death benefit option on your policy
provided in your         application.
application.           . If you do not choose a death benefit option, we'll
                         assume you've chosen Option A.
The minimum face       . The death benefit will always be the greater of the
amount when a            death benefit under the option you choose or the
policy is issued is      guideline minimum death benefit.
usually $50,000,       . The death benefit will never be lower than the face
but we may reduce        amount of your policy. Of course, the death benefit
this in some             proceeds will always be reduced by any outstanding
circumstances.           loan amount.
                       . We'll pay the death benefit proceeds to your
You'll find your         beneficiary when we receive proof of the death of the
policy's face            person insured by the policy.
amount, which
includes any
increases or
decreases, in the
specification pages
in your policy.


                      ---------------------------------------------------------
Choosing your death    You can choose one of the following two options for the
benefit option         death benefit on your application.

                       Option A - the         Option B - the face
                       face amount of         amount of your policy
                       your policy.           plus its accumulated
                                              value.

                        [OPTION A ARTWORK
                          APPEARS HERE]         [OPTION B ARTWORK
                                                  APPEARS HERE]

                                              The death benefit
                                              changes as your
                                              policy's accumulated
                                              value changes. The
                                              better your
                                              investment options
                                              perform, the larger
                                              the death benefit
                                              will be.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Guideline minimum      We calculate the guideline minimum death benefit by
death benefit          multiplying your policy's accumulated value by a death
                       benefit percentage.
The guideline
minimum death          You'll find a table of death benefit percentages in the
benefit is the         Appendix and in your policy. The death benefit
minimum death          percentage is based on the guideline premium limit and
benefit needed for     the age of the person insured by the policy. It is 250%
your policy to         when the person is age 40 or younger, and reduces as
qualify as life        the person gets older.
insurance under
Section 7702 of the    Under this test, the total premiums you pay cannot
Internal Revenue       exceed your policy's guideline premium limit. You'll
Code.                  find a more detailed discussion of the guideline
                       premium limit in How premiums work.
Net amount at risk
is the difference
between the death
benefit that would
be payable if the
person insured by
the policy died and
the accumulated
value of your
policy.

The guideline
premium test is
defined in Section
7702(a)(2) of the
tax code.

Death benefit
percentages are
defined in Section
7702(d) of the tax
code.

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's two death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)

                   ---------------------------------------------------------------------------
                   Death                       Death benefit Guideline     Net amount at
                   benefit   How it's          under         minimum       risk used for cost
                   option    calculated        the option    death benefit of insurance charge
                   ----------------------------------------------------------------------------
                   Option A  Face amount         $100,000       $46,250         $74,594.25
                   Option B  Face amount plus
                             accumulated value   $125,000       $46,250         $99,492.82
                   ---------------------------------------------------------------------------

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value
will cause an
automatic increase
in the death
benefit.

----------------------------------------------------------------------------
 Death                       Death benefit Guideline     Net amount at
 benefit   How it's          under         minimum       risk used for cost
 option    calculated        the option    death benefit of insurance charge
 ---------------------------------------------------------------------------
 Option A  Face amount         $100,000      $138,750        $63,187.02
 Option B  Face amount plus
           accumulated value   $175,000      $138,750        $99,289.94
----------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the person insured by the
                       policy dies. If that person dies on a day that is not a
Your beneficiary       business day, we calculate the proceeds as of the next
can choose to          business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that the
a lump sum or use      person insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions.
benefit. Please see
the discussion         Death benefit proceeds equal the total of the death
about income           benefits provided by your policy and any riders you've
benefits in General    added, minus any outstanding loan amount, minus any
information about      overdue charges.
your policy.
                       We'll pay interest at an annual rate of at least 4% on
It is important        the death benefit proceeds, calculated from the day the
that we have a         person insured by the policy dies to the day we pay the
current address for    proceeds. In some states we may pay a higher rate of
your beneficiary so    interest if required by law.
that we can pay
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.

                      ---------------------------------------------------------
Changing your death    You can change your death benefit option while your
benefit option         policy is in force. Here's how it works:

We will not change     . You can change the death benefit option once in any
your death benefit       policy year.
option if it means
your policy will be    . You must send us your request in writing.
treated as a
modified endowment     . You can change to Option A or Option B.
contract, unless
you've told us in      . A change from Option A to Option B requires evidence
writing that this        of insurance satisfactory to us.
would be acceptable
to you. Modified       . We charge you a fee of $100 to change from Option A
endowment contracts      to Option B. We deduct the fee on the day the change
are discussed in         is effective from all of your investment options in
Variable life            proportion to the accumulated value you have in each
insurance and your       option.
taxes.
                       . There is no charge to change from Option B to Option
Net amount at risk       A.
is the difference
between the death      . The change will become effective on the first monthly
benefit that would       payment date after we receive your request. If we
be payable if the        receive your request on a monthly payment date, we'll
person insured by        process it that day.
the policy died and
the accumulated
value of your
policy.

THE DEATH BENEFIT

                       . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

                       . Changing the death benefit option can also affect the
                         monthly cost of insurance charge since this charge varies with the net amount at risk.

                       . The new death benefit option will be used in all
                         future calculations.

                      ---------------------------------------------------------
Changing the face      You can change your policy's face amount as long as we
amount                 approve it. Here's how it works:

If you change the      . You can change the face amount as long as the person
face amount, we'll       insured by the policy is still living.
send you a
supplemental           . You can only change the face amount once in any
schedule of              policy year.
benefits and
premiums.              . An increase in face amount may be made starting on
                         the first policy anniversary.
If your policy's
death benefit is       . A decrease in face amount may only be made after the
equal to the             fifth policy year, or after the fifth policy year
guideline minimum        following the last increase in face amount.
death benefit, and
the net amount at      . You must send us your request in writing while your
risk is more than        policy is in force.

three times the
death benefit on       . Unless you request otherwise, the change will become
the policy date, we      effective on the first monthly payment date after we
may reduce the           receive your request. If we receive your request on a
death benefit by         monthly payment date, we'll process it that day.

requiring you to
make a withdrawal      . The person insured by the policy will also need to
from your policy.        agree to the change in face amount, if that person is
                         someone other than you.
If we require you
to make a              . Increasing the face amount may increase the death
withdrawal, the          benefit, and decreasing the face amount may decrease
withdrawal may be        the death benefit. The amount the death benefit
taxable. Please          changes will depend, among other things, on the death
turn to                  benefit option you've chosen and whether, and by how
Withdrawals,             much, the death benefit is greater than the face
surrenders and           amount before you make the change.
loans for
information about      . Changing the face amount can affect the net amount at
making withdrawals.      risk, which affects the cost of insurance charge. An
                         increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

                       . We can refuse your request to make the face amount
                         less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

                       Increasing the face amount
                       Here are some additional things you should know about increasing the face amount:

                       . You must give us satisfactory evidence of
                         insurability.

                       . Each increase you make to the face amount must be at
                         least the amount shown in the table below.

                       . We charge you a fee of up to $100 for each increase
                         to cover the costs of processing the request. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

                         Age at time                                  Minimum
                         of increase                                  increase
                         -----------                                  --------
                             0-19                                     $17,000
                            20-24                                      13,000
                            25-29                                      12,000
                            30-33                                      11,000
                            34-74                                      10,000
                               75                                      11,000
                               76                                      13,000
                               77                                      16,000
                               78                                      20,000
                               79                                      31,000
                               80                                      50,000

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            . We'll apply any decrease in the face amount in the
continues to             following order:
qualify as life          . to the most recent increases you made to the face
insurance, we might        amount in the order you made them
be required to           . to the original face amount.
return part of your    . We do not charge you for a decrease in face amount.
premium payments to    . We can refuse your request to decrease the face
you, or make             amount if making the change means:
distributions from       . your policy will end because it no longer qualifies
the accumulated            as life insurance
value, which may be      . the distributions we'll be required to make from
taxable.                   your policy's accumulated value will be greater
                           than your policy's net cash surrender value
For more                 . your policy will become a modified endowment
information, please        contract and you have not told us in writing that
see Variable life          this is acceptable to you.
insurance and your
taxes.

THE DEATH BENEFIT

                      ---------------------------------------------------------

Optional riders
                       There are eight optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.


Ask your registered    . Accidental death rider
representative for       Provides additional insurance coverage in the event
more information         of the accidental death of the person insured by the
about the riders         policy.
available with the
policy, or about       . Children's term rider
other kinds of life      Provides term insurance for the children of the
insurance policies       person insured by the policy
offered by Pacific
Life.                  . Annual renewable term rider
                         Provides annual renewal term insurance on members of

                      the immediate family of the person insured by the
There may be tax         policy.
consequences if you
exercise your          . Added protection benefit rider
rights under the         Provides added protection benefit on the person
Accelerated living       insured by the policy.
benefits rider.
Please see Variable    . Guaranteed insurability rider
life insurance and       Gives the right to buy additional insurance on the
your taxes for more      life of the person insured by the policy on certain
information.             specified dates without proof of insurability.


Samples of the         . Waiver of charges rider
provisions for the       Waives certain charges if the person insured by the
extra optional           policy becomes totally disabled before age 60.
benefits are
available from us      . Accelerated living benefits rider
upon written             Gives the policy owner access to a portion of the
request.                 policy's death benefit if the person insured by the
                         policy has been diagnosed with a terminal illness resulting in a life expectancy of six months or less
                         (or longer than six months in some states).

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

                       Things to keep in mind
                       We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

                       Under certain circumstances, combining a policy with an Added protection benefit rider may result in a face amount equal to the face amount of a single policy.

                       Combining a policy with an Added protection benefit rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. Adding a rider may affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

                       Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy's face amount that is made up of policy and Added protection benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.
24

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount,            We deduct a premium load from each premium payment, and
frequency, and         then allocate your net premium to the investment
period of time over    options you've chosen. Depending on the performance of
which you make         your investment options, and on how many withdrawals,
premium payments       loans or other policy features you've taken advantage
may affect whether     of, you may need to make additional premium payments to
your policy will be    keep your policy in force.
classified as a
modified endowment     We usually require you to pay a minimum initial premium
contract, or no        equal to at least 25% of your policy's monthly
longer qualifies as    deductions plus premium load for the first year. Your
life insurance for     monthly deduction is based in part upon the policy's
tax purposes. See      face amount and the age, smoking status, gender (unless
Variable life          unisex cost of insurance rates apply), and underwriting
insurance and your     class of the person insured by the policy.
taxes for more
information.           If we do not receive your first premium payment within
                       20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you've made. We may waive the 20 day requirement in some cases.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
                       it works:
Even if you pay all
your premiums when     . On your application, you choose a fixed amount of at
they're scheduled,       least $50 for each premium payment.

your policy could
lapse if the           . You indicate whether you want to make premium
accumulated value,       payments annually, semi-annually, or quarterly. You
less any                 can also choose monthly payments using our monthly
outstanding loan         electronic funds transfer plan, which is described
amount, is not           below.


enough to pay your
monthly charges.       . We send you a notice to remind you of your scheduled
Turn to Your             premium payment (except for monthly electronic funds
policy's                 transfer plan payments, which are paid
accumulated value        automatically). If you own more than one policy,
for more                 we'll send one notice -- called a listbill -- that
information.             reminds you of your payments for all of your
                         policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.


                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment.



                   ----------------------------------------------------------
Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:


                       .  by personal check, drawn on a U.S. bank


                       . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank


                       . by cashier's checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life


                       . by third party check, when there is a clear connection of the third party to the underlying transaction


                       .  wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

                       We may not accept premium payments in the following forms:


                        .  cash


                        . credit card or check drawn against a credit card account


                        . cashier's check, money order or traveler's checks in single denominations of less than $10,000


                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank


                        . third party check, if there is not a clear connection of the third party to the underlying transaction


                        .  wires that originate from foreign bank accounts.




                       All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.


                       Monthly electronic funds transfer plan (formerly "Uni-check plan")


                       Once you've made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here's how it works:


                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of two charges:

Your net premium is    Sales load
your premium           We deduct a 4% sales load from each premium payment you
payment less the       make during the first 10 policy years and 2% after the
premium load           10th policy year.

                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
                       allocations to 20 investment options at one time.
Please turn to Your
investment             We allocate your first premium on the free look
options for more       transfer date. We hold your net premiums in the Money
information about      Market investment option until the free look transfer
the investment         date, and then transfer them to the investment options
options.               you've chosen.

                       Portfolio optimization


Portfolio              Pacific Life and Ibbotson Associates, one of the
optimization is an     premier firms in designing asset allocation-based
asset allocation       investment strategies, developed five model portfolios,
service we offer       each comprised of a carefully selected combination of
for use with your      Pacific Select Fund portfolios. The portfolios are
policy. Asset          selected by evaluating the asset classes represented by
allocation is the      the underlying securities holdings of the portfolios
distribution of        and combining portfolios to combine major types of
investments among      asset classes based on historical asset performance and
asset classes and      attribution analysis in a way intended to optimize
involves decisions     returns given a particular level of risk tolerance. The
about which asset      analysis is accomplished by using a state-of-the-art
classes should be      program and a statistical analytical technique known as
selected and how       "mean-variance optimization". This portfolio
much of the total      optimization analysis is performed each year to help
accumulated value      maintain the risk/return profile of the models.
should be allocated
to each asset          If you select a portfolio optimization model, your
class. The theory      initial net premium payment (in the case of a new
of portfolio           application) or accumulated value, as applicable, will
optimization is        be allocated to the investment options according to the
that                   model you select. Subsequent net premium payments will
diversification        also be allocated accordingly, unless otherwise
among asset classes    instructed by you in writing. If you choose, you can
can help reduce        rebalance your accumulated value quarterly, semi-
volatility over the    annually, or annually to maintain the asset allocation
long-term.             given in your portfolio optimization model. If you also
                       allocate part of your net premium payment or
The actual             accumulated value outside the model, rebalancing is
percentage             only permitted within the model. Each model may change
allocations within     and investment options may be added to or deleted from
the portfolio model    a model as a result of the annual analysis.
that matches your
investment profile     To enroll in portfolio optimization, you must submit to
are described in       us, together with any other required forms, a
the investment         completed, signed and dated portfolio optimization
policy statement       acknowledgment contained in the investment policy
for that model. You    statement. The investment policy statement describes
should consult         the portfolio optimization model that matches your
with your financial    investment profile, based on the responses you provide
adviser or             regarding your financial needs, investment time horizon
investment             and risk comfort level, on the investor profile
professional to        questionnaire. Your financial advisor or investment
assist you in          professional can assist you in completing the proper
determining which      forms. We have the right to terminate or change the
model meets your       portfolio optimization service at any time.
financial needs,
investment time        Although the models are designed to optimize returns
horizon, and is        given the various levels of risk, there is no assurance
consistent with        that a model portfolio will not lose money or that
your risk comfort      investment results will not experience some volatility.
level.                 Historical market and asset class performance may
                       differ in the future from the historical performance
Unless you provide     upon which the models are built. Also, allocation to a
written                single asset class may outperform a model, so that you
authorization, we      would have been better off in an investment option or
will not               options representing a single asset class than in a
automatically          model. The value of the variable accounts will
adjust your            fluctuate, and when redeemed, may be worth more or less
accumulated value      than the original cost.
and net premium
payments among
investment options
to reflect updates
to the model. You
may change your
allocations at any
time by writing or
sending a fax. If
we have your
completed telephone
and electronic
authorization form
on file, you can
call us at 1-800-
800-7681 or submit
a request
electronically
through your
appointed agent. Or
you can ask your
registered
representative to
contact us.

HOW PREMIUMS WORK


                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:

Before you buy a      . If accepting the premium means your policy will no
policy, you can ask     longer qualify as life insurance for federal income
us or your              tax purposes.
registered
representative for     The total amount you can pay in premiums and still have
a personalized         your policy qualify as life insurance is your policy's
illustration that      guideline premium limit. The sum of the premiums paid,
will show you the      less any withdrawals, at any time cannot exceed the
guideline single       guideline premium limit, which is the greater of:
premium and
guideline level        . the guideline single premium or
annual premiums.       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a         . If applying the premium in that policy year means your
detailed discussion     policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk    . If applying the premium payment to your policy will
is the difference       increase the net amount at risk. This will happen if
between the death       your policy's death benefit is equal to the guideline
benefit that would      minimum death benefit or would be equal to it once we
be payable if the       applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      Fixed account, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge is for providing you with life insurance
premium payments,      protection. Like other policy charges, we may profit
or taking out a        from the cost of insurance charge and may use these
loan all affect the    profits for any lawful purpose such as the payment of
accumulated value      distribution and administrative expenses and our
of your policy.        federal taxes.

You'll find a          We deduct a cost of insurance charge based on the cost
discussion about       of insurance rate for your policy's initial face amount
when your policy       and for each increase you make to the face amount.
might lapse, and
what you can do to     There are maximum or guaranteed cost of insurance rates
reinstate it, later    associated with your policy. These rates are shown in
in this section.       your policy's specification pages.


Unisex rates are       The guaranteed rates include the insurance risks
used in the state      associated with insuring one person. They are
of Montana. They       calculated using 1980 Commissioners Standard Ordinary
are also used when     Mortality Tables or the 1980 Commissioners Ordinary
a policy is owned      Mortality Table B, which are used for unisex cost of
by an employer in      insurance rates. The rates are also based on the age,
connection with        gender and risk class of the person insured by the
employment-related     policy unless unisex rates are required.
or benefit
programs.              Our current cost of insurance rates are based on the
                       age, risk class, smoking status and gender (unless unisex rates are required) of the person insured by the policy. These rates generally increase as the person's age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

YOUR POLICY'S ACCUMULATED VALUE


                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable       We calculate cost of insurance by multiplying the
term rider or an       current cost of insurance rate by a discounted net
added protection       amount at risk at the beginning of each policy month.
benefit rider to
your policy, we        Net amount at risk for the cost of insurance
will include the       calculation is the difference between a discounted
face amount of the     death benefit that would be payable if the person
rider in this          insured by the policy died and the accumulated value of
calculation of cost    your policy at the beginning of the policy month before
of insurance.          the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.004074.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       If your accumulated value exceeds the initial face amount divided by 1.004074, the excess will then be applied to any increase in face amount in the order of the increases.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

                       Administrative charge
                       We deduct a charge of $25.00 a month during the first policy year. After the first policy year, we deduct a charge of $7.50 a month for policies with initial face amounts of less than $100,000 and $5.00 a month for initial face amounts of $100,000 or more. This charge helps to cover the costs of administering and maintaining our policies. We guarantee that this charge will never exceed $25.00 during the first 12 policy months and $10.00 per month thereafter.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge

For a policy with      . During the first 10 policy years, we deduct a monthly
accumulated value        charge of .0625% (.75% annually) of your accumulated
of $30,000 after         value less any outstanding loan amount.
deducting cost of
insurance and any      . After the tenth policy year, we deduct a monthly
rider charges, and       charge of .0208333% (.25% annually) of your
any outstanding          accumulated value less any outstanding loan amount.
loan amount, the
M&E risk charge is:    For purposes of this charge, the accumulated value is
                       based upon its value on the monthly payment date after
.. $18.75 during the    deduction of the cost of insurance charge and any
  first 10 policy      charges for riders.
  years
  ($30,000 X .0625%)

.. $6.25 in policy
  year 11 and          Charges for optional riders
  thereafter           If you add any riders to your policy, we add any
  ($30,000 X           charges for them to your monthly charge.
  .020833%).

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment
                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us    If you make the minimum payment
if your payment is     If we receive your payment within the grace period,
a premium payment.     we'll allocate your net premium to the investment
Otherwise, we'll       options you've chosen and deduct the monthly charge
treat it as a loan     from your investment options in proportion to the
repayment.             accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

YOUR POLICY'S ACCUMULATED VALUE


                       How to avoid future lapsing
                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                       Paying death benefit proceeds during the grace period If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy
                       If your policy lapses, you have five years from the end of the grace period, but before the maturity date, to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount
                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

You can change your    We put your premium payments in our general and
premium allocation     separate accounts. We own the assets in our accounts
instructions by        and allocate your net premiums, less any charges, to
writing or sending     the investment options you've chosen. Amounts allocated
a fax. If we have      to the Fixed account are held in our general account.
your completed         Amounts allocated to the variable investment options
telephone and          are held in our separate account.

electronic
authorization form     You choose your initial investment options on your
on file, you can       application. If you choose more than one investment
call us at 1-800-      option, you must tell us the dollar amount or
800-7681 or submit     percentage you want to allocate to each option. You can
a request              change your premium allocation instructions at any
electronically         time.
through your
appointed agent. Or    The investment options you choose, and how they
you can ask your       perform, will affect your policy's accumulated value
registered             and may affect the death benefit. Please review the
representative to      investment options carefully and ask your registered
contact us.            representative to help you choose the right ones for
                       your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will
You'll find            affect the value of your policy.
information about
when we allocate
net premiums to
your investment
options in How
premiums work.


Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment    You can choose from 33 variable investment options.
options                Each variable investment option is set up as a variable
                       account under our separate account and invests in a
Variable investment    corresponding portfolio of the Pacific Select Fund.
options are also       Each portfolio invests in different securities and has
known as variable      its own investment goals, strategies and risks. The
accounts. These        value of each portfolio will fluctuate with the value
variable accounts      of the investments it holds, and returns are not
are divisions of       guaranteed. Your policy's accumulated value will
our separate           fluctuate depending on the investment options you've
account. We bear       chosen. You bear the investment risk of any variable
the direct             investment options you choose.

operating expenses
of our separate        The following chart is a summary of the Pacific Select
account. For more      Fund portfolios. You'll find detailed descriptions of
information about      the portfolios in the Pacific Select Fund prospectus
how these accounts     that accompanies this prospectus. There's no guarantee
                       that a portfolio will achieve its investment objective.
We're the              You should read the fund prospectus carefully before
investment adviser     investing.
for the Pacific
Select Fund. We
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. We've
retained other
portfolio managers
to manage the other
portfolios.

YOUR INVESTMENT OPTIONS



PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of small companies.  Capital Guardian
                         capital.                                                         Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC

PORTFOLIO              INVESTMENT GOAL            THE PORTFOLIO'S                        PORTFOLIO
Mid-Cap Value          Capital appreciation.      Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management

International Value    Long-term capital          Equity securities of relatively large  Lazard Asset
                       appreciation primarily     companies located in developed         Management
                       through investment in      countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of        Equity securities with the potential   MFS Investment
                       capital.                   for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of        Equity securities of medium-sized      MFS Investment
                       capital.                   companies believed to have above-      Management
                                                  average growth potential.

Global Growth          Long-term growth of        Equity securities of any size located  MFS Investment
                       capital.                   within and outside of the U.S.         Management

Equity Index           Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of common stocks    the Standard & Poor's 500 Composite
                       publicly traded in the     Stock Price Index (including
                       U.S.                       derivatives).

Small-Cap Index        Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of an index of      the Russell 2000 Index (including
                       small capitalization       derivatives).
                       companies.

Real Estate            Current income and long-   Equity securities of companies in the  Morgan Stanley
 (formerly called      term capital               U.S. real estate industry, including   Asset Management
 "REIT")               appreciation.              real estate investment trusts (REITs)
                                                  and real estate operating companies
                                                  (REOCs).

Inflation Managed      Maximize total return      Inflation-indexed bonds of varying     Pacific
                       consistent with prudent    maturities issued by the U.S. and non  Investment
                       investment management.     U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond           Maximize total return      Medium and high-quality fixed income   Pacific
                       consistent with prudent    securities with varying terms to       Investment
                       investment management.     maturity and derivatives relating to   Management
                                                  such securities or related indices.    Company

Money Market           Current income consistent  Highest quality money market           Pacific Life
                       with preservation of       instruments believed to have limited
                       capital.                   credit risk.

High Yield Bond        High level of current      Fixed income securities with lower and Pacific Life
                       income.                    medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.

Equity Income           Current income. (Capital  Equity securities of large U.S.        Putnam
                        growth is of secondary    companies with a focus on income-      Investment
                        importance.)              producing securities believed to be    Management, Inc.
                                                  undervalued by the market.

Research                Long-term growth of       Equity securities of large U.S.        Putnam
                        capital.                  companies with potential for capital   Investment
                                                  appreciation.                          Management, Inc.

Equity                 Capital appreciation.      Equity securities of large U.S.        Putnam
                       (Current income is of      growth-oriented companies.             Investment
                       secondary importance.)                                            Management, Inc.

Aggressive Equity      Capital appreciation.      Equity securities of small and medium- Putnam
                                                  sized companies.                       Investment
                                                                                         Management, Inc.

Large-Cap Value        Long-term growth of        Equity securities of large U.S.        Salomon Brothers
                       capital. (Current income   companies.                             Asset Management
                       is of secondary                                                   Inc
                       importance.)

YOUR INVESTMENT OPTIONS

An example
                       Calculating unit values
You ask us to          When you choose a variable investment option, we credit
allocate $6,000 to     your policy with accumulation units. The number of
the Inflation          units we credit equals the amount we've allocated
Managed investment     divided by the unit value of the variable account.
option on a            Similarly, the number of accumulation units in your
business day. At       policy will be reduced when you make a transfer,
the end of that        withdrawal or loan from a variable investment option,
day, the unit value    and when your monthly charges are deducted.
of the variable
account is $15.        The value of an accumulation unit is the basis for all
We'll credit your      financial transactions relating to the variable
policy with 400        investment options. We calculate the unit value for
units ($6,000          each variable account once every business day, usually
divided by $15).       at or about 4:00 p.m. Eastern time.

The value of an        Generally, for any transaction, we'll use the next unit
accumulation unit      value calculated after we receive your written request.
is not the same as     If we receive your written request before 4:00 p.m.
the value of a         Eastern time, we'll use the unit value calculated as of
share in the           the end of that business day. If we receive your
underlying             request on or after 4:00 p.m. Eastern time, we'll use
portfolio.             the unit value calculated as of the end of the next
                       business day.
For information
about timing of        If a scheduled transaction falls on a day that is not a
transactions, see      business day, we'll process it as of the end of the
Pacific Select Exec    next business day. For your monthly charge, we'll use
basics.                the unit value calculated on your monthly payment date.
                       If your monthly payment date does not fall on a business day, we'll use the unit value calculated as of the end of the next business day.

                       The unit value calculation is based on the following:

                       . the investment performance of the underlying
                         portfolio
                       . any dividends or distributions paid by the underlying
                         portfolio
                       . any charges for any taxes that are, or may become,
                         associated with the operation of the variable account.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Exec.           policy. If you choose a variable investment option,
                       these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

                      ---------------------------------------------------------
Fixed account          You can also choose a fixed option: the Fixed account.
                       The Fixed account provides a guaranteed minimum annual
The fixed account      rate of interest. The amounts allocated to the Fixed
is not a security,     account are held in our general account.
so it does not fall
under any              Here are some things you need to know about the Fixed
securities act. For    account:
this reason, the
SEC has not            . Accumulated value allocated to the Fixed account
reviewed the             earns interest on a daily basis, using a 365-day
disclosure in this       year. Our minimum annual interest rate is 4%.
prospectus about
this option.           . We may offer a higher annual interest rate on the
However, other           Fixed account. If we do, we'll guarantee the higher
federal securities       rate for one year.
laws may apply to
the accuracy and       . There are no investment risks.
completeness of the
disclosure about       . There are limitations on when and how much you can
this option.             transfer from the Fixed account. These limitations
                         are described below, in Transferring among investment
For more                 options.
information about
the general
account, see About
Pacific Life.

                      ---------------------------------------------------------
Transferring among     You can transfer among your investment options any time
investment options     during the life of your policy without triggering any
                       current income tax. You can make transfers by writing
If your state          to us, by making a telephone or electronic transfer, or
requires us to         by signing up for one of our automatic transfer
refund your            programs. You'll find more information about making
premiums when you      telephone and electronic transfers in Pacific Select
exercise your right    Exec basics.
to cancel, you can
make transfers and     Transfers will normally be effective as of the end of
use transfer           the business day we receive your written, telephone or
programs only after    electronic request.
the free look
transfer date. For     Here are some things you need to know about making
more information,      transfers:
please see Pacific
Select Exec basics.    . Your policy's accumulated value may be invested in up
                         to 20 investment options at one time.
If you live in
Connecticut,           . If you're making transfers between variable
Georgia, Maryland,       investment options, there is no minimum amount
North Carolina,          required and you can make as many transfers as you
North Dakota, or         like.
Pennsylvania, you
can make transfers     . You can make transfers from the variable investment
to the Fixed             options to the Fixed account only in the policy month
account any time         right before each policy anniversary.
during the first 18

months of your
policy.                . You can only make one transfer from the Fixed account
                         in any 12-month period. Your transfer is limited to
We reserve the           $5,000 or 25% of your policy's accumulated value in
right, in our sole       the Fixed account.
discretion, to
waive the transfer     . Currently, there is no charge for making a transfer
restrictions on the      but we may charge you in the future.
Fixed account.
Please contact us      . There is no minimum required value for the investment
or your registered       option you're transferring to or from.
representative to
find out if a          . You cannot make a transfer if your policy is in the
waiver is currently      grace period and is in danger of lapsing.
in effect.

                       . We can restrict or suspend transfers.

                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer two programs that allow you to make automatic
                       transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from the
transfer when unit     Fixed account. Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This       . You need to complete a request form to enroll in the
allows you to            program. You may enroll by telephone or
average the cost of      electronically if you have a completed telephone and
investments over         electronic authorization form on file.
time. Investing        . You must have at least $5,000 in a variable
this way does not        investment option to start the program.
guarantee profits      . We'll automatically transfer accumulated value from
or prevent losses.       one variable investment option to one or more of the
                         other variable investment options you've selected.
                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual
                         or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
                       . We have the right to discontinue, modify or suspend
                         the program at any time.
                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:
                         . the total amount you've asked us to transfer has
                           been transferred
                         . there is no more accumulated value in the
                           investment option you're transferring from
                         . your policy enters the grace period and is in
                           danger of lapsing
                         . you tell us in writing to cancel the program
                         . we discontinue the program.

Because the            Portfolio rebalancing program
portfolio              As the value of the underlying portfolios changes, the
rebalancing program    value of the allocations to the variable investment
matches your           options will also change. The portfolio rebalancing
original percentage    program automatically transfers your policy's
allocations, we may    accumulated value among the variable investment options
transfer money from    according to your original percentage allocations.
an investment
option with            Here's how the program works:
relatively higher
returns to one with    . You can set up this program at any time while your
relatively lower         policy is in force.
returns.               . You enroll in the program by sending us a written
                         signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

WITHDRAWALS, SURRENDERS AND LOANS


Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income
benefit. Please see    . Each withdrawal must be at least $500, and the net
the discussion           cash surrender value of your policy after the
about income             withdrawal must be at least $500.
benefits in General
information about      . If your policy has an outstanding loan amount, the
your policy.             maximum withdrawal you can take is the amount, if
                         any, by which the cash surrender value just before
We will not accept       the withdrawal exceeds the outstanding loan amount
your request to          divided by 90%.
make a withdrawal
if it will cause       . If you do not tell us which investment options to
your policy to           take the withdrawal from, we'll deduct the withdrawal
become a modified        and the withdrawal charge from all of your investment
endowment contract,      options in proportion to the accumulated value you
unless you've told       have in each option.
us in writing that
you want your          . The accumulated value, cash surrender value and net
policy to become a       cash surrender value of your policy will be reduced
modified endowment       by the amount of each withdrawal.
contract.
                       . If the person insured under the policy dies after
                         you've sent a withdrawal request to us, but before we've made the withdrawal, we'll deduct the amount of the withdrawal from any death benefit proceeds owing.

                       Preferred withdrawals
                       The preferred withdrawal benefit is available starting on your first policy anniversary and before your 15th policy anniversary. You may make one preferred withdrawal per year.

                       Partial withdrawals
                       The partial withdrawal benefit is available on and after your 15th policy anniversary. The limit of one withdrawal per year does not apply to partial withdrawals.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit
                         will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease
40                       by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B, making a withdrawal does not reduce your policy's face amount. However, the death benefit will be reduced by the amount of the partial withdrawal if the death benefit is greater than the guideline minimum death benefit.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. Any portion of a preferred withdrawal of up to 10% of the total premium payments you've made will not reduce your policy's face amount. If you withdraw a larger amount, or make additional withdrawals, we will treat the excess as a partial withdrawal. If you do not take a preferred withdrawal during one of the first 15 policy years, the amount you could have withdrawn without affecting your policy's face amount does not carry over in the following year.

                       A partial withdrawal will reduce your face amount by the lesser of:

                       . the amount of the partial withdrawal, or

                       . if the death benefit is greater than the face amount,
                         the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the partial withdrawal.

                       We may limit the amount of a withdrawal so that the withdrawal will not cause your face amount to be less than $50,000.


                      ---------------------------------------------------------
Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in Pacific Select Exec basics.
owe, is referred to
throughout this        When you borrow money from us, we use your policy's
prospectus as your     accumulated value as security. You pay interest on the
outstanding loan       amount you borrow. The accumulated value set aside to
amount. Your policy    secure your loan also earns interest. Here's how it
refers to this         works:
amount as policy
debt.                  . To secure the loan, we transfer an amount equal to
                         the amount you're borrowing from your accumulated
Taking out a loan        value in the investment options to the loan account.
will affect the          We'll transfer this amount from your investment
growth of your           options in proportion to the accumulated value you
policy's                 have in each option, unless you tell us otherwise.
accumulated value,     . Interest owing on the amount you've borrowed accrues
and may affect the       daily at an annual rate of 4.75% during the first 10
death benefit.           policy years and 4.25% thereafter. Interest that has
                         accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it's due, we'll add it to the amount of your loan and begin accruing interest on it from the day it was due. We'll also transfer an amount equal to the interest that was due, from your policy's accumulated value to the loan account. We'll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
                       . The amount in the loan account earns interest daily
                         at an annual rate of 4.0%. On your policy anniversary, we transfer the interest that's been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

WITHDRAWALS, SURRENDERS AND LOANS


An example             How much you can borrow
For a policy in        The minimum amount you can borrow is $500, unless there
policy year 5 with:    are other restrictions in your state. You can borrow up
.. accumulated value    to the larger of the following amounts:
  of $100,000
.. an outstanding       . 90% of the accumulated value in the investment
  loan amount of         options, less any surrender charges that would apply
  $60,000                if you surrendered your policy on the day you took
.. a most recent          out the loan.
  monthly charge of
  $225                 . the result of a X (b / c) - d, where:

The maximum amount       a = the accumulated value of your policy less any
you can borrow is            surrender charges that would have applied if you
the greater of:              surrendered your policy on the day you took out
                             the loan, and less 12 times the most recent
$25,500 ((90% X              monthly charge
($100,000 -              b = 1.04
$5,000)) -$60,000)       c = 1.0475 during the first 10 policy years, and
                             1.0425 during policy year 11 and thereafter
or                       d = any outstanding loan amount.

$31,639.14             Paying off your loan
(a X (b / c)) - d,     You can pay off all or part of the loan any time while
where:                 your policy is in force. Unless you tell us otherwise,
a = $92,300            we'll generally transfer any loan payments you make
    ($100,000 -        proportionately to your investment options according to
    $5,000 - ($12 X    your most recent allocation instructions. We may,
    $225))             however, first transfer any loan payments you make to
b = 1.04               the fixed options, up to the amount originally
c = 1.0475             transferred from the fixed options to the loan account.
d = $60,000            We'll then transfer any excess amount to your variable
                       investment options according to your most recent
In Connecticut, the    allocation instructions.
minimum amount of a
loan is $200.          While you have an outstanding loan, we'll treat any
                       money you send us as a loan payment unless you tell us
In Oregon, the         otherwise in writing.
minimum amount of a
loan is $250.          What happens if you do not pay off your loan
                       If you do not pay off your loan, we'll deduct the
Your outstanding       amount in the loan account, including any interest you
loan amount could      owe, from one of the following:
result in taxable
income if you          . the death benefit proceeds before we pay them to your
surrender your           beneficiary
policy, if your
policy lapses or       . the cash surrender value if you surrender your policy
matures, or if your
policy is a            . the accumulated value if your policy matures
modified endowment
contract. You          . the amount we refund if you exercise your right to
should talk to your      cancel.
tax advisor before
taking out a loan      Taking out a loan, whether or not you repay it, will
under your policy.     have a permanent effect on the value of your policy.
See Taking out a       For example, while your policy's accumulated value is
loan in Variable       held in the loan account, it will miss out on the
life insurance and     potential earnings available through the variable
your taxes.            investment options. The amount of interest you earn on
                       the loan account may be less than the amount of interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal features    retirement.

If you're              Using your policy to supplement your income does not
interested in using    change your rights or our obligations under the policy.
your life insurance    The terms for loans and withdrawals described in this
policy to              prospectus remain the same.
supplement your
retirement income,     Here are some things you should consider when setting
please contact us      up an income stream:
for more
information.           . the rate of return you expect to earn on your
                         investment options
We can provide you     . how long you would like to receive regular income
with illustrations     . the amount of accumulated value you want to maintain
that give you            in your policy.
examples of how
this could affect      Understanding the risks
the accumulated        Setting up an income stream may not be suitable for all
value, net cash        policy owners. It's important to understand the risks
surrender value and    that are involved in using your policy's loan and
death benefit of       withdrawal features.
your policy based
on different           You must always leave enough accumulated value in your
hypothetical gross     policy to help ensure your policy will continue to
rates of return. We    qualify as life insurance and will not lapse. Your
will not use a         policy will lapse if there is not enough accumulated
higher rate than       value, after subtracting any outstanding loan amount,
12%, and will          to cover the monthly charge on the day we make the
always compare it      deduction and the grace period expires. If your policy
with a rate of 0%      lapses, we'll end your life insurance coverage.
based on guaranteed
insurance costs.       There are also charges associated with reinstating a
                       lapsed policy.
The hypothetical
rates of return are    You should consult with your financial adviser and
illustrative of        carefully consider how much you can withdraw and borrow
past or future         from your policy each year to set up your income
results. Policy        stream.
values and benefits
would be different     Remember that the performance of your investment
from those shown in    options also affects your policy's accumulated value.
the illustrations      Poor performance can increase the danger of your policy
if:                    lapsing. And as the cost of insurance generally
                       increases with the age of the person insured by the
.. the gross annual     policy, this can also reduce the accumulated value.
  rates of return
  are different        In addition, you should carefully review the policy
  from the             statements we send you. Your statements will allow you
  hypothetical         to monitor your policy's accumulated value, less your
  rates                outstanding loan amount, to ensure your policy can
                       continue to support the income stream you have chosen.
.. premiums were not
  paid as              If your policy lapses or matures, or you surrender your
  illustrated          policy after you have taken out a loan, you could face
                       significant income tax liability in the year of the
.. loan interest was    lapse or surrender. Any outstanding loan amount will
  paid when due.       automatically be repaid when your policy lapses or
                       matures, or you surrender your policy. You could be
You can also ask       taxed to the extent that the net surrender value plus
for accompanying       the outstanding loan amount repaid exceeds the cost
charts and graphs      basis of your policy.
that compare
results from           Interest on a loan is due to us on each policy
various retirement     anniversary. If we do not receive the interest when
strategies.            due, we'll add it to the outstanding loan amount and
                       begin accruing interest on it from the day it was due.
You can ask your       This has a compounding effect and can add to your
registered             income tax liability.
representative for
illustrations          If the person insured by the policy dies, we'll deduct
showing how policy     any outstanding loan amount from the death benefit.
charges may affect     This means the death benefit proceeds will be less than
existing               the death benefit and may be less than the face amount.
accumulated value
and how future
withdrawals and
loans may affect
the accumulated
value and death
benefit.

Tax issues are
described in detail
in Variable
insurance and your
taxes.

WITHDRAWALS, SURRENDERS AND LOANS



                   ---------------------------------------------------------
Automated income       Our automated income option ("AIO") program allows you
option                 to make scheduled withdrawals or loans. Your policy is
                       eligible after the 7th policy anniversary. To begin the
Withdrawals and        program, you must have a minimum net cash surrender
loans may reduce       value of $50,000, and your policy must not qualify as a
policy values and      modified endowment contract.
benefits. They may
also increase your     You request participation in the AIO program and
risk of lapse. In      specify your AIO preferences by sending us an AIO
order to minimize      request form. If you wish to do so, contact your
the risk of lapse,     registered representative for an AIO request form.
you should not take
additional loans or    There is no fee to participate in the AIO program. The
withdrawals while      $25 fee for withdrawals under the AIO program is
you are in the AIO     currently waived.
program.
                       Here's how the program works:
Distributions under
the AIO program may    . You can set up the income stream from your policy on
result in tax            either a monthly or annual basis. Each scheduled
liability. Please        income payment must be at least $500 if you choose to
consult your tax         receive monthly payments, or $1,000 if you choose
advisor.                 annual payments.

For more               . You may choose to receive either a fixed amount of
information, see         income or an amount based on a fixed duration.
Withdrawals,             Depending upon your objectives, you may wish to
Surrenders and           reduce your face amount or change your policy's death
Loans and Variable       benefit option in order to maximize your income.
life insurance and
your taxes.            . You choose the scheduled income payment date. You may
                         elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.

                       . If the scheduled income payment date falls on a
                         weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.

                       . The withdrawal or loan will be taken from your
                         policy's investment options in proportion to the accumulated value in each option.

Over time, your        Upon our receipt of your AIO request form, we will run
policy's actual        a hypothetical illustration to determine if your
performance, and       request can be fulfilled, or if any adjustments will be
perhaps your use of    necessary. We use the illustration to test your policy
the policy's           for the minimum net cash surrender value requirement.
options, are likely    Your policy must continue to have an illustrated net
to vary from the       cash surrender value at the maturity date sufficient to
assumptions used in    meet the minimum accumulated value required to allow
the illustrations.     for payment of policy charges, including policy loan
Changes in your        interest.
policy's investment
option allocations     Illustrations generally will be run at an annual gross
can impact your        earnings rate chosen by you, not to exceed 10%. No
future values and      earnings rate used is a guarantee or indication of
income you receive.    actual earnings.
Your policy may
also be more           We will complete an AIO agreement form, and send it and
susceptible to         the illustration to your registered representative for
lapse.                 delivery to you. The AIO agreement form will confirm
                       your income payment amount, frequency and duration, and
You are responsible    will also confirm your policy's cost basis and other
to monitor your        information about your elections under the AIO program.
policy's
accumulated value      Unless you request otherwise, distributions under the
to ensure your         AIO program will be taken first as withdrawals if not
policy is not in       taxable, then they will be taken as loans.
danger of lapsing.
You may need to        Payments under the AIO program will begin as scheduled
make additional        once we receive your signed AIO agreement form. We will
premium payments or    send you a letter confirming the date and amount of the
loan repayments to     first income payment.
prevent your policy
from lapsing.

You will not
receive a notice to
remind you of your
scheduled premium
payments while you
are in the AIO
program.

                       The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:


                       . If the AIO program start date is six months or more
                         from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.


                       . If the AIO program start date is less than six months
                         from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but not more than 18 months.


There is no charge     After the first income period, and each year you remain
for illustrations      in the AIO program, we will run an illustration after
we run in              each policy anniversary. This illustration will
connection with the    generally be run at a rate chosen by you, not to exceed
AIO program. They      a gross annual rate of 10%. Your policy must continue
do not count toward    to have an illustrated net cash surrender value at the
your one free          maturity date sufficient to meet the minimum
illustration per       accumulated value required to allow for payment of
year.                  policy charges, including policy loan interest.


                       We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.


                       You may discontinue participation in the AIO program at any time by sending a written notice to us.

WITHDRAWALS, SURRENDERS AND LOANS


                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General                . You must send us your policy and a written request.
information about
your policy.           . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10
If you increase          policy years, we'll deduct a surrender charge that
your policy's face       helps cover our costs for underwriting, issuing and
amount, we'll send       distributing our policies.
you a supplemental
schedule of            . Your policy's surrender charge is based on the
benefits that            initial face amount of your policy. It has two
shows the                components, which are described in the following box.
surrender charge
associated with        . There's no surrender charge after 10 policy years.
the increase.
                       . We guarantee the surrender charge rates will not
                         increase.

                       . Any increase or decrease of face amount will not
                         affect your policy's surrender charge.

An example             The surrender charge has two separate charges:

For a policy:          . Underwriting surrender charge - This charge is based
.. that insures the       upon the age of the insured and the face amount on
  life of a male         the day the policy is issued. It does not increase as
  age 45 when the        the insured gets older or with changes in the face
  policy was issued      amount. The charge is equal to a specified amount
                         that varies with the age of the insured for each
.. with an initial        $1,000 of the policy's initial face amount as shown
  face amount of         below:
  $350,000.
                         Age of insured at
The underwriting         issuance of policy                  Charge per $1,000
surrender charge         ------------------                  -----------------
is:                       0-20                                     $2.50
                         21-30                                      2.50
.. $1,575 during the      31-40                                      3.50
  first five policy      41-50                                      4.50
  years (($350,000       51-60                                      5.50
  / 1,000) X $4.50)      61-80                                      6.50
.. $945.25 at the
  end of the           The amount of the charge remains level for five policy
  seventh policy       years. After the fifth policy anniversary, the charge
  year ($1,575 -       decreases by 1.666% per month. At the end of the 120th
  ($1,575 X 1.666%     policy month, this charge becomes zero - in other
  X 24 months)).       words, you will no longer be charged a sales surrender
                       charge if your policy is surrendered.
The sales surrender
target is $6,951.      The underwriting surrender charge is designed to cover
                       our administrative expenses associated with
The maximum sales      underwriting and issuing a policy. This includes the
surrender charge       costs of processing applications, conducting medical
is:                    examinations, determining insurability and the
                       insured's underwriting class, and establishing policy
.. $1,807.26 during     records. We do not expect to profit from this charge.
  the first five
  policy years         . Sales surrender charge - This charge equals the
  ($6,951 X 26%)         smaller of the following amounts:
.. $1,084.65 at the
  end of the            . 26% of the premium payments you make, or
  seventh policy
  year ($1,807.26 -     . 26% of the sales surrender target, which is an
  ($1,807.26 X            estimated annual premium based on the age of the
  1.666% X 24             person insured by the policy at issue and your
  months)).               policy's initial face amount.

                       Generally, if you pay planned periodic premiums, the sales surrender charge will be 26% of premium payments until the first policy anniversary, and will be 26% of the sales surrender target thereafter. The sales surrender charge will not exceed 26% of the sales surrender target for five policy years.

                       After the fifth policy year, the charge decreases from its maximum by 1.666% per month. At the end of the 120th policy month, this charge becomes zero - in other words, you will no longer be charged a sales surrender charge if your policy is surrendered.

                       The purpose of the sales surrender charge is to reimburse us for some of the expenses of distributing the policies. We may reduce or waive the sales surrender charge on policies sold to our directors or employees, any of our affiliates or to trustees or any employees of the fund.

                      ---------------------------------------------------------

Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living.
                       Here's how it works:


                        . We must receive your request to restore the policy
                          along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.


                        . If we assessed a surrender charge when you
                          surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.


                        . The surrender proceeds and any refunded surrender
                          charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.


                        . On the date we process your restoration request, we
                          will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.


                        . If you had an outstanding loan amount when you
                          surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.


                        . Once we have restored the policy, we will send you a
                          written confirmation.


                       We will not restore a policy that has been surrendered for an income benefit.


                      ---------------------------------------------------------
Benefits at            If the insured is living on your maturity date, we will
maturity               pay you an endowment benefit equal to your accumulated
                       value, less any outstanding loan amount.

                       Payment of your endowment benefit will usually be made within 7 days of your policy anniversary. Payments may be postponed in certain circumstances. See Timing of payments, forms and requests.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       or your policy matures, you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Exec policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $25.
                         For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders. We require payment of $100 for
we'll send you a       the substitution.
revised schedule of
benefits.              The substitution will become effective on the first
                       monthly payment date after we approve your request. We may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy, whether sane or
benefit in the case    insane, commits suicide within two years of the policy
of suicide             date, death benefit proceeds will be the total of all
                       premiums you've paid, less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person, whether sane or insane, commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age or gender of the person insured by your
application            policy is stated incorrectly on your application, the
                       death benefit under your policy will be the greater of
If unisex cost of      the following:
insurance rates
apply to your          . the amount of death benefit that would be purchased
policy, we will not      by the most recent cost of insurance charge for the
adjust the face          correct age and gender or
amount if we           . the guideline minimum death benefit for the correct
discover that            age and gender.
gender has been
stated incorrectly     We'll adjust the accumulated value by recalculating all
on your                previous cost of insurance charges and other monthly
application.           deductions based on the correct age and gender.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity               policy for two years from the policy date. Once your
of your policy         policy has been in force for two years from the policy
                       date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive and record a copy of the original
                         assignment in a form that's acceptable to us before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Participating          This policy will share in our surplus earnings.
                       However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our
                       understanding of the present federal income tax laws as
                       they are currently interpreted by the Internal Revenue
                       Service (IRS). It's based on the Internal Revenue Code
                       (the tax code) and does not cover any state or local
The tax                tax laws.
consequences of
owning a policy or
receiving proceeds     This is not a complete discussion of all federal income
from it may vary by    tax questions that may arise under the policy. There
jurisdiction and       are special rules that we do not include here that may
according to the       apply in certain situations.
circumstances of
each owner or
beneficiary.           We do not know whether the current treatment of life
                       insurance policies under current federal income tax or
Speak to a             estate or gift tax laws will continue. We also do not
qualified tax          know whether the current interpretations of the laws by
adviser for            the IRS or the courts will remain the same. Future
complete               legislation may adversely change the tax treatment of
information about      life insurance policies, other tax consequences
federal, state and     described in this discussion or tax consequences that
local taxes that       relate directly or indirectly to life insurance
may apply to you.      policies.

                       Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a "repeal" of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.


                       We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on your policy's
insurance.               accumulated value unless you receive a cash
                         distribution when the policy matures, or by making a
Death benefits may       withdrawal, surrendering your policy, or in some
be excluded from         instances, taking a loan from your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.


                       Diversification rules and ownership of the separate
Section 817(h) of      account

the tax code
describes the          Your policy will not qualify for the tax benefit of a
diversification        life insurance contract unless, among other
rules.                 requirements, the separate account follows certain
                       rules requiring diversification of investments
                       underlying the policy. In addition, the IRS requires
For more               that the policyholder does not have control over the
information about      underlying assets.
diversification
rules, please see      The Treasury Department has announced that the
Managing Pacific       diversification rules "do not provide guidance
Select Fund in the     concerning the circumstances in which it will treat an
accompanying           investor, rather than the insurance company, as the
Pacific Select Fund    owner of the assets in a separate account." The IRS
prospectus.            treats a variable policy owner as the owner of separate

                       account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.


Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.


                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.


                       Corporate owners
There are special      There are special tax issues for corporate owners:
rules for
corporate-owned        . using your policy to fund deferred compensation
policies. You            arrangements for employees has special tax
should consult your      consequences
tax adviser.           . corporate ownership of a policy may affect your
                         liability under the alternative minimum tax and the
Section 59A of the       environmental tax.
tax code deals with
the environmental
tax.

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy or policy maturity
as conventional        When you surrender, or cash in, your policy, or your
life insurance         policy matures, you'll generally be taxed on the
policies.              difference, if any, between the cash surrender value
                       and the cost basis in your policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered, lapses or matures and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies

                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.


                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender or maturity of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Exec policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy or policy maturity
                       If you surrender your policy, or your policy matures, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan

                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.


                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Accelerated living benefits rider
                       Amounts received under this rider should be generally
Please see the         excluded from taxable income under Section 101(g) of
discussion of          the tax code.
optional riders in
The death benefit.     Benefits under the rider will be taxed, however, if
                       they are paid to someone other than a person insured by
Please consult with    the policy, and the person insured by the policy:
your tax adviser if
you want to            . is a director, officer or employee of the person
exercise your            receiving the benefit, or
rights under this      . has a financial interest in a business of the person
rider.                   receiving the benefit.

                       In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

                       Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2001, we had $124.8 billion of individual life insurance in force and total admitted assets of approximately $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.


                       The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except
                       New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.


                      ---------------------------------------------------------
How we're organized    Pacific Life was established on January 2, 1868 under
                       the name, Pacific Mutual Life Insurance Company of
                       California. It was reincorporated as Pacific Mutual
                       Life Insurance Company on July 22, 1936. On September
                       1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company.
                       Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

                       Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our
distributed            subsidiary, is the distributor of our policies. PSD is
                       located at 700 Newport Center Drive, Newport Beach,
                       California 92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

ABOUT PACIFIC LIFE

                       Commissions are based on "target" premiums we
                       determine. The commission we pay will vary with the
                       agreement, but the most common schedule of commissions
A target premium is    we pay is:
a hypothetical
premium that is        . 90% of expected first year premiums commissions
used only to           . 4% of premiums paid through the 10th policy year
calculate              . 2% of premiums paid thereafter.
commissions. It
varies with the        We may pay broker-dealers an annual renewal commission
death benefit          of up to 0.20% of a policy's accumulated value less any
option you choose,     outstanding loan amount. We calculate the renewal
the age of the         amount monthly and it becomes payable starting on the
person insured by      fifth or tenth policy anniversary depending upon the
the policy on the      circumstances.
policy date, and
the gender (unless     We may also pay override payments, expense and
unisex rates are       marketing allowances, bonuses, wholesaler fees and
required) and risk     training allowances.
class of the person

insured by the
policy.                Registered representatives who meet certain sales
                       levels can qualify for sales incentives programs we
A policy's target      sponsor. We may also pay them non-cash compensation
premium will be        like expense-paid trips, expense-paid educational
less than the          seminars, and merchandise.

policy's guideline
level premiums.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the Fixed account. The rate is reset
and our ability to     annually. The Fixed account is part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The Fixed account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed account. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed account.

                       Separate account

                    Amounts allocated to the variable investment options
You'll find the        are held in our separate account. The assets in this
audited financial      account are kept separate from the assets in our
statements for the     general account and our other separate accounts, and
Pacific Select Exec    are protected from our general creditors.
separate account
later in this          The separate account was established on May 12, 1988
prospectus.            under California law under the authority of our Board

                       of Directors. It's registered with the SEC as a type of

                    investment company called a unit investment trust. The
This prospectus        SEC does not oversee the administration or investment
also includes the      practices or policies of the account.
audited
consolidated
financial              The separate account is divided into variable accounts.
statements for         Each variable account invests in shares of a designated
Pacific Life, which    portfolio of the Pacific Select Fund. We may add
we include to show     variable accounts that invest in other portfolios of
our strength as a      the fund or in other securities.
company and our
ability to meet our
obligations under
the policies.

                       We're the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that's more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

The separate           We cannot charge the assets in the separate account
account is not the     attributable to our reserves and other liabilities
only investor in       under the policies funded by the account with any
the Pacific Select     liabilities from our other business.
Fund. Investment in
the fund by other      Similarly, the income, gains or losses, realized or
separate accounts      unrealized, of the assets of any variable account
for variable           belong to that variable account and are credited to or
annuity contracts      charged against the assets held in that variable
and variable life      account without regard to our other income, gains or
insurance contracts    losses.
could cause
conflicts. For more    Making changes to the separate account
information, please    We can add, change or remove any securities that the
see the Statement      separate account or any variable account holds or buys,
of Additional          as long as we comply with the laws that apply.
Information for the
Pacific Select         We can substitute shares of one Pacific Select Fund
Fund.                  portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

ABOUT PACIFIC LIFE

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in that separate account in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We'll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
                       statement that relates to the policy on file with the
.. Illustrations        SEC.
  based on
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.

.. Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.

.. Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of California
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

ABOUT PACIFIC LIFE


                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              Pacific Select Exec, under the Securities Act of 1933.
                       The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.



  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS

  Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer of Pacific Life;
  Director, Chairman   Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  of the Board and     August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
  Chief Executive      of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of
  Officer              the Board and former President of Pacific Select Fund; Trustee and Chairman of
                       Pacific Funds, June 2001 to present; Director, Chairman of the Board and Chief
                       Executive Officer of Pacific Life & Annuity Company; former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of PIMCO Advisors L.P.; former
                       Director of Pacific Corinthian Life Insurance Company; Director of: Newhall Land &
                       Farming; The Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life.

  Glenn S. Schafer     Director and President of Pacific Life; Director and President of Pacific LifeCorp,
  Director and         August 1997 to present; Director and President of Pacific Mutual Holding Company,
  President            August 1997 to present; President (since February 1999) and former Trustee of
                       Pacific Select Fund; Trustee and President of Pacific Funds, June 2001 to present;
                       former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of
                       PIMCO Advisors L.P.; former Director of Pacific Corinthian Life Insurance Company;
                       Director and President (since August 2001) of Pacific Life & Annuity Company; and
                       similar positions with other affiliated companies of Pacific Life.

  Khanh T. Tran        Director (since August 1997), Executive Vice President (since April 2001) and Chief
  Director, Executive  Financial Officer of Pacific Life; Senior Vice President of Pacific Life, June 1996
  Vice President and   to April 2001; Executive Vice President (since April 2001) and Chief Financial
  Chief Financial      Officer of Pacific LifeCorp, August 1997 to present; Senior Vice President of
  Officer              Pacific LifeCorp, August 1997 to April 2001; Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to
                       present; Senior Vice President of Pacific Mutual Holding Company, August 1997 to
                       April 2001; Director (since August 2001), Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Life & Annuity Company, February 1999
                       to present; Senior Vice President of Pacific Life & Annuity Company, February 1999
                       to April 2001; Executive Vice President and Chief Financial Officer to other affiliated companies of Pacific Life; Director of Prandium, Inc.

  David R. Carmichael  Director (since August 1997), Senior Vice President and General Counsel of Pacific
  Director, Senior     Life; Senior Vice President and General Counsel of Pacific LifeCorp, August 1997 to
  Vice President and   present; Senior Vice President and General Counsel of Pacific Mutual Holding
  General Counsel      Company, August 1997 to present; Director, Senior Vice President (since July 1998)
                       and General Counsel (since July 1998) of Pacific Life & Annuity Company; Director of
                       Association of California Life and Health Insurance Companies; and President-Elect
                       and former Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director (since August 1997), Vice President and Corporate Secretary of Pacific
  Director, Vice       Life; Vice President and Corporate Secretary of Pacific LifeCorp, August 1997 to
  President and        present; Vice President and Secretary of Pacific Mutual Holding Company, August 1997
  Corporate Secretary  to present; Secretary of Pacific Select Fund; Secretary of Pacific Funds, June 2001
                       to present; similar positions with other affiliated companies of Pacific Life.

  James T. Morris      Executive Vice President of Pacific Life, January 2002 to present; Senior Vice
  Executive Vice       President of Pacific Life, April 1996 to January 2002; Executive Vice President of
  President            Pacific Life & Annuity Company, January 2002 to present; Senior Vice President of
                       Pacific Life & Annuity Company, August 1999 to January 2002.

  Edward R. Byrd       Vice President and Controller of Pacific Life; Vice President and Controller of
  Vice President and   Pacific LifeCorp, August 1997 to present; Vice President and Controller of Pacific
  Controller           Mutual Holding Company, August 1997 to present; and similar positions with other affiliated companies of Pacific Life.

  Brian D. Klemens     Vice President and Treasurer of Pacific Life, December 1998 to present; Assistant
  Vice President and   Vice President, Accounting and Assistant Controller of Pacific Life, April 1994 to
  Treasurer            December 1998; Vice President and Treasurer of Pacific LifeCorp, June 1999 to
                       present; Vice President and Treasurer of Pacific Mutual Holding Company, June 1999
                       to present; Vice President and Treasurer of Pacific Select Fund; Vice President and
                       Treasurer of other affiliated companies of Pacific Life.

                      ---------------------------------------------------------

Financial              The next several pages contain the statement of assets
statements             and liabilities of the Pacific Select Exec Separate
                       Account as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.


                       These are followed by the consolidated statements of financial condition for Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001, which are included in this prospectus so you can assess our ability to meet our obligations under the policies.


                      ---------------------------------------------------------

Experts The consolidated statements of financial condition of Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2001, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT
The Board of Directors
Pacific Life Insurance Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV) as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001), and the statement of changes in net assets for each of the two years in the period then ended (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Variable Accounts, for the year ended December 31, 2001 and for each of the periods from commencement of operations through December 31, 2000, and as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001). These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2001 and the results of their operations, financial highlights, and the changes in their net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2002

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
(In thousands)

                           Blue   Aggressive Emerging Diversified Small-Cap International   I-Net    Financial  Health
                           Chip     Growth   Markets   Research    Equity     Large-Cap   Tollkeeper Services  Sciences
                         Variable  Variable  Variable  Variable   Variable    Variable     Variable  Variable  Variable
                         Account   Account   Account    Account    Account     Account     Account    Account  Account
                         ----------------------------------------------------------------------------------------------
ASSETS

Investments:
 Blue Chip Portfolio.... $21,810
 Aggressive Growth
 Portfolio..............            $5,514
 Emerging Markets
 Portfolio..............                     $20,822
 Diversified Research
 Portfolio..............                                $21,942
 Small-Cap Equity
 Portfolio..............                                          $234,944
 International Large-Cap
 Portfolio..............                                                       $32,280
 I-Net Tollkeeper
 Portfolio..............                                                                    $4,057
 Financial Services
 Portfolio..............                                                                              $2,685
 Health Sciences
 Portfolio..............                                                                                        $5,978

Receivables:
 Due from Pacific Life
 Insurance Company......                12                   19                     60          11         2        27
 Fund shares redeemed...                          61                   124
                          --------------------------------------------------------------------------------------------
Total Assets............  21,810     5,526    20,883     21,961    235,068      32,340       4,068     2,687     6,005
                          --------------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......       5                  61                   124
 Fund shares purchased..       6        12                   19                     76          11         2        27
                         ---------------------------------------------------------------------------------------------
Total Liabilities.......      11        12        61         19        124          76          11         2        27
                         ---------------------------------------------------------------------------------------------
NET ASSETS.............. $21,799    $5,514   $20,822    $21,942   $234,944     $32,264      $4,057    $2,685    $5,978
                         =============================================================================================
Shares Owned in each
Portfolio...............   2,680       687     3,391      2,058     13,500       5,077         905       290       648
                         =============================================================================================
Cost of Investments..... $23,865    $5,961   $19,146    $21,915   $277,137     $32,667      $5,438    $2,691    $5,869
                         =============================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                                     Telecom-    Multi-   Equity  Strategic  Growth  Focused  Mid-Cap  International
                         Technology munications Strategy  Income    Value      LT       30     Value       Value
                          Variable   Variable   Variable Variable Variable  Variable Variable Variable   Variable
                          Account     Account   Account  Account   Account  Account  Account  Account     Account
                         -------------------------------------------------------------------------------------------
ASSETS

Investments:
 Technology Portfolio...   $3,903
 Telecommunications
 Portfolio..............               $765
 Multi-Strategy
 Portfolio..............                        $156,631
 Equity Income
 Portfolio..............                                 $195,359
 Strategic Value
 Portfolio..............                                           $3,292
 Growth LT Portfolio....                                                    $346,026
 Focused 30 Portfolio...                                                              $1,890
 Mid-Cap Value
 Portfolio..............                                                                      $72,026
 International Value
 Portfolio..............                                                                                 $170,228

Receivables:
 Due from Pacific Life
 Insurance Company......                  5                            21         92       9       95         185
 Fund shares redeemed...        1                  5,485       15
                            ----------------------------------------------------------------------------------------
Total Assets............    3,904       770      162,116  195,374   3,313    346,118   1,899   72,121     170,413
                            ----------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......        1                  5,485       15
 Fund shares purchased..                  5                            21         96       9      103         184
                           -----------------------------------------------------------------------------------------
Total Liabilities.......        1         5        5,485       15      21         96       9      103         184
                           -----------------------------------------------------------------------------------------
NET ASSETS..............   $3,903      $765     $156,631 $195,359  $3,292   $346,022  $1,890  $72,018    $170,229
                           =========================================================================================
Shares Owned in each
Portfolio...............      661       144       10,572    9,312     375     18,615     266    5,085      14,115
                           =========================================================================================
Cost of Investments.....   $3,903      $732     $164,496 $228,996  $3,424   $581,272  $2,041  $67,814    $217,163
                           =========================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                            Capital    Mid-Cap   Global   Equity  Small-Cap                      Managed   Money
                         Opportunities  Growth   Growth   Index     Index     REIT   Inflation     Bond    Market
                           Variable    Variable Variable Variable Variable  Variable   Managed   Variable Variable
                            Account    Account  Account  Account   Account  Account  Account (1) Account  Account
                         -----------------------------------------------------------------------------------------
ASSETS

Investments:
 Capital Opportunities
 Portfolio..............    $8,503
 Mid-Cap Growth
 Portfolio..............                $5,948
 Global Growth
 Portfolio..............                          $967
 Equity Index
 Portfolio..............                                 $426,520
 Small-Cap Index
 Portfolio..............                                           $35,837
 REIT Portfolio.........                                                    $21,181
 Inflation Managed
 Portfolio (1)..........                                                              $42,398
 Managed Bond
 Portfolio..............                                                                         $206,821
 Money Market
 Portfolio..............                                                                                  $227,673

Receivables:
 Due from Pacific Life
 Insurance Company......         7          22       4         83       92                 28         404      370
 Fund shares redeemed...                                                          5
                         -----------------------------------------------------------------------------------------
Total Assets............     8,510       5,970     971    426,603   35,929   21,186    42,426     207,225  228,043
                         -----------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......                                                          5
 Fund shares purchased..         7          22       4         82       92                 31         399      369
                         -----------------------------------------------------------------------------------------
Total Liabilities.......         7          22       4         82       92        5        31         399      369
                         -----------------------------------------------------------------------------------------
NET ASSETS..............    $8,503      $5,948    $967   $426,521  $35,837  $21,181   $42,395    $206,826 $227,674
                         =========================================================================================
Shares Owned in each
Portfolio...............     1,008         733     114     14,437    3,477    1,655     3,951      18,753   22,566
                         =========================================================================================
Cost of Investments.....    $9,277      $5,613    $999   $451,571  $37,509  $20,046   $41,690    $202,723 $227,888
                         =========================================================================================

(1) Formerly named Government Securities Variable Account and Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                         High Yield          Aggressive Large-Cap
                            Bond     Equity    Equity     Value   Variable Variable Variable Variable
                          Variable  Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account   Account    Account     I        II      III       IV
                         ----------------------------------------------------------------------------
ASSETS

Investments:
 High Yield Bond
 Portfolio..............  $54,146
 Equity Portfolio.......            $53,102
 Aggressive Equity
 Portfolio..............                      $30,701
 Large-Cap Value
 Portfolio..............                                 $74,923
 Brandes International
 Equity Portfolio.......                                          $24,187
 Turner Core Growth
 Portfolio..............                                                   $11,356
 Frontier Capital
 Appreciation
 Portfolio..............                                                            $19,940
 Clifton Enhanced U.S.
 Equity Portfolio.......                                                                     $11,335

Receivables:
 Due from Pacific Life
 Insurance Company......                 36        12        274       18
 Fund shares redeemed...        4                                                        27        7
                         ----------------------------------------------------------------------------
Total Assets............   54,150    53,138    30,713     75,197   24,205   11,356   19,967   11,342
                         ----------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......        3                                                        27        7
 Fund shares purchased..                 36        12        282       18
                         ----------------------------------------------------------------------------
Total Liabilities.......        3        36        12        282       18                27        7
                         ----------------------------------------------------------------------------
NET ASSETS..............  $54,147   $53,102   $30,701    $74,915  $24,187  $11,356  $19,940  $11,335
                         ============================================================================
Shares Owned in each
Portfolio...............    7,663     2,764     3,347      6,385    1,955      847    1,178      836
                         ============================================================================
Cost of Investments.....  $59,851   $79,382   $40,788    $78,896  $28,329  $15,716  $19,287  $13,779
                         ============================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity     Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable    Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account     Account     Account   Account (1) Account (1)
                   --------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.......        $14                   $31       $26      $37,839        $218                    $7
                   --------------------------------------------------------------------------------------------------------
Net Investment
Income...........         14                    31        26       37,839         218                     7
                   --------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS

 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)     (133)     (68,486)     (6,365)    ($2,791)      (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305        14       24,790       1,397         856        (7)        109
                   --------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on
Investments.....     (2,124)      (580)    (1,487)     (119)     (43,696)     (4,968)     (1,935)      (43)        153
                   --------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..    ($2,110)     ($580)   ($1,456)     ($93)     ($5,857)    ($4,750)    ($1,935)     ($36)       $153
                   ========================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                      Telecom-    Multi-    Equity   Strategic            Focused  Mid-Cap  International
                         Technology  munications Strategy   Income     Value   Growth LT     30     Value       Value
                          Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable   Variable
                         Account (1) Account (1) Account   Account    Account   Account   Account  Account     Account
                        -------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............                    $1     $4,250     $3,839      $11     $67,117      $1    $1,610      $4,872
                        -------------------------------------------------------------------------------------------------

Net Investment Income..                     1      4,250      3,839       11      67,117       1     1,610       4,872
                        -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS

 Net realized gain
 (loss) from security
 transactions..........    ($1,025)      (232)     2,814      5,623     (168)     12,936    (222)    1,646     (11,754)

 Net unrealized
 appreciation
 (depreciation)
 on investments........                    33     (8,595)   (29,183)    (121)   (227,892)     (1)    2,200     (38,846)
                        -------------------------------------------------------------------------------------------------

Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,025)      (199)    (5,781)   (23,560)    (289)   (214,956)   (223)    3,846     (50,600)
                        -------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........    ($1,025)     ($198)   ($1,531)  ($19,721)   ($278)  ($147,839)  ($222)   $5,456    ($45,728)
                        =================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap          Inflation   Managed   Money
                         Opportunities   Growth      Growth     Index      Index     REIT    Managed      Bond    Market
                           Variable     Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account  Account (2) Account  Account
                        -------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............        $10                               $6,210   $1,861      $703    $1,359     $9,748   $8,530
                        -------------------------------------------------------------------------------------------------
Net Investment Income..         10                                6,210    1,861       703     1,359      9,748    8,530
                        -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from security
 transactions..........       (228)      ($745)       ($15)      16,104     (693)      601       (29)       177     (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)        335         (33)     (79,415)    (408)      105        82      3,287      208
                        -------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,002)       (410)        (48)     (63,311)  (1,101)      706        53      3,464       55
                        -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........      ($992)      ($410)       ($48)    ($57,101)    $760    $1,409    $1,412    $13,212   $8,585
                        =================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                         High Yield           Aggressive Large-Cap
                            Bond     Equity     Equity     Value   Variable  Variable  Variable Variable
                          Variable  Variable   Variable  Variable  Account   Account   Account  Account
                          Account   Account    Account    Account     I         II       III       IV
                         --------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............   $4,974     $3,830               $1,836   $1,220       $13      $139     $495
                         --------------------------------------------------------------------------------
Net Investment Income...    4,974      3,830                1,836    1,220        13       139      495
                         --------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from security
 transactions...........   (3,013)   (11,055)  ($3,000)       115      297    (2,816)   (4,760)    (536)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........   (1,328)    (8,440)   (3,044)    (4,813)  (4,705)     (708)    4,675   (1,060)
                         --------------------------------------------------------------------------------
Net Realized and
Unrealized Loss
on Investments..........   (4,341)   (19,495)   (6,044)    (4,698)  (4,408)   (3,524)      (85)  (1,596)
                         --------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........     $633   ($15,665)  ($6,044)   ($2,862) ($3,188)  ($3,511)      $54  ($1,101)
                         ================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap  International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity      Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable     Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account      Account     Account   Account (1) Account (1)
                  ----------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS
FROM OPERATIONS

 Net investment
 income..........        $14                   $31         $26    $37,839         $218                     $7
 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)       (133)   (68,486)      (6,365)    ($2,791)       (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305          14     24,790        1,397         856         (7)        109
                  ----------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting
from Operations..     (2,110)      (580)    (1,456)        (93)    (5,857)      (4,750)     (1,935)       (36)        153
                  ----------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS FROM
POLICY
TRANSACTIONS

 Transfer of net
 premiums........      3,469        989      5,004       2,750     31,448        7,829       1,347        396         703
 Transfers
 between variable
 accounts, net...     22,184      5,556       (965)     15,217     (3,988)      14,059         (81)     2,497       5,413
 Transfers--
 policy charges
 and deductions..     (1,261)      (324)    (1,786)       (764)   (16,016)      (2,550)       (582)      (133)       (241)
 Transfers--
 surrenders......       (143)       (19)      (785)       (588)    (8,737)      (1,344)        (85)       (18)        (23)
 Transfers--
 other...........       (340)      (108)      (327)       (519)    (1,904)      (1,296)        (27)       (21)        (27)
                  ----------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Policy
Transactions.....     23,909      6,094      1,141      16,096        803       16,698         572      2,721       5,825
                  ----------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........     21,799      5,514       (315)     16,003     (5,054)      11,948      (1,363)     2,685       5,978
                  ----------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of
 Year............                           21,137       5,939    239,998       20,316       5,420
                  ----------------------------------------------------------------------------------------------------------
 End of Year.....    $21,799     $5,514    $20,822     $21,942   $234,944      $32,264      $4,057     $2,685      $5,978
                  ==========================================================================================================

(1)  Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                       Telecom-    Multi-    Equity   Strategic  Growth   Focused  Mid-Cap   International
                          Technology  munications Strategy   Income     Value      LT        30     Value        Value
                           Variable    Variable   Variable  Variable  Variable  Variable  Variable Variable    Variable
                          Account (1) Account (1) Account   Account    Account  Account   Account  Account      Account
                         -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment income..                   $1       $4,250    $3,839      $11    $67,117       $1   $1,610       $4,872
 Net realized gain
 (loss) from security
 transactions...........    ($1,025)     (232)       2,814     5,623     (168)    12,936     (222)   1,646      (11,754)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........                   33       (8,595)  (29,183)    (121)  (227,892)      (1)   2,200      (38,846)
                         -----------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (1,025)     (198)      (1,531)  (19,721)    (278)  (147,839)    (222)   5,456      (45,728)
                         -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net
 premiums...............        533       234       13,677    27,200      764     71,991      503   10,622       28,776
 Transfers between
 variable accounts,
 net....................      4,642       808        6,932   (11,482)   2,204     (8,033)     700   39,918       (2,165)
 Transfers--policy
 charges and
 deductions.............       (206)      (63)      (8,214)  (13,720)    (222)   (31,637)    (180)  (3,821)     (12,349)
 Transfers--surrenders..        (25)       (6)      (9,555)   (6,691)     (31)   (14,287)     (19)  (2,297)      (5,006)
 Transfers--other.......        (16)      (10)      (1,782)   (3,194)     (24)    (5,117)       3   (1,359)      (1,679)
                         -----------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Derived from Policy
Transactions............      4,928       963        1,058    (7,887)   2,691     12,917    1,007   43,063        7,577
                         -----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........      3,903       765         (473)  (27,608)   2,413   (134,922)     785   48,519      (38,151)
                         -----------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......                           157,104   222,967      879    480,944    1,105   23,499      208,380
                         -----------------------------------------------------------------------------------------------
 End of Year............     $3,903      $765     $156,631  $195,359   $3,292   $346,022   $1,890  $72,018     $170,229
                         ===============================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap            Inflation  Managed    Money
                         Opportunities   Growth      Growth     Index      Index     REIT      Managed     Bond     Market
                           Variable     Variable    Variable   Variable  Variable  Variable   Variable   Variable  Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account   Account (2) Account   Account
                        ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment
 income................        $10                               $6,210    $1,861     $703      $1,359     $9,748    $8,530
 Net realized gain
 (loss) from security
 transactions..........       (228)       ($745)       ($15)     16,104      (693)     601         (29)       177      (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)         335         (33)    (79,415)     (408)     105          82      3,287       208
                        ----------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations.............       (992)        (410)        (48)    (57,101)      760    1,409       1,412     13,212     8,585
                        ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums..............      1,350        1,109         135      82,811     3,609    3,940       6,292     24,814   295,870
 Transfers between
 variable accounts,
 net...................      8,853        5,601         942       3,463    17,627    5,351       7,498     23,038  (239,807)
 Transfers--policy
 charges and
 deductions............       (488)        (247)        (43)    (32,661)   (1,510)  (1,443)     (2,702)   (11,435)  (21,449)
 Transfers--
 surrenders............        (46)         (62)        (14)    (14,259)     (601)    (580)     (1,209)    (5,935)  (11,483)
 Transfers--other......       (174)         (43)         (5)     (5,132)     (220)    (727)       (362)    (1,929)   (6,587)
                        ----------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions...........      9,495        6,358       1,015      34,222    18,905    6,541       9,517     28,553    16,544
                        ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS..........      8,503        5,948         967     (22,879)   19,665    7,950      10,929     41,765    25,129
                        ----------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.....                                         449,400    16,172   13,231      31,466    165,061   202,545
                        ----------------------------------------------------------------------------------------------------
 End of Year...........     $8,503       $5,948        $967    $426,521   $35,837  $21,181     $42,395   $206,826  $227,674
                        ====================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                    High Yield           Aggressive Large-Cap
                                       Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                                     Variable  Variable   Variable  Variable  Account   Account   Account   Account
                                     Account   Account    Account    Account     I         II       III        IV
                                   ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income............    $4,974    $3,830                $1,836   $1,220       $13      $139      $495
 Net realized gain (loss) from
 security transactions............    (3,013)  (11,055)   ($3,000)       115      297    (2,816)   (4,760)     (536)
 Net unrealized appreciation
 (depreciation) on investments....    (1,328)   (8,440)    (3,044)    (4,813)  (4,705)     (708)    4,675    (1,060)
                                   ----------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations..       633   (15,665)    (6,044)    (2,862)  (3,188)   (3,511)       54    (1,101)
                                   ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums.........     7,576    14,123      7,605     11,740    6,296     3,330     3,306     2,644
 Transfers between variable
 accounts, net....................     9,314    (1,791)    (2,146)    49,282    1,298      (434)    3,966     3,150
 Transfers--policy charges and
 deductions.......................    (3,393)   (5,205)    (2,914)    (4,255)  (1,400)     (813)   (1,034)     (598)
 Transfers--surrenders............    (2,019)   (1,534)    (1,081)    (1,217)  (1,198)     (264)     (515)     (470)
 Transfers--other.................      (480)   (1,087)      (601)      (850)  (1,369)      (54)     (431)     (113)
                                   ----------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy Transactions..    10,998     4,506        863     54,700    3,627     1,765     5,292     4,613
                                   ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS............................    11,631   (11,159)    (5,181)    51,838      439    (1,746)    5,346     3,512
                                   ----------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year................    42,516    64,261     35,882     23,077   23,748    13,102    14,594     7,823
                                   ----------------------------------------------------------------------------------
 End of Year......................   $54,147   $53,102    $30,701    $74,915  $24,187   $11,356   $19,940   $11,335
                                   ==================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                        Emerging  Diversified Small-Cap  International   I-Net      Multi-    Equity    Strategic   Growth
                        Markets    Research    Equity      Large-Cap   Tollkeeper  Strategy   Income      Value       LT
                        Variable   Variable   Variable     Variable     Variable   Variable  Variable   Variable   Variable
                        Account   Account (1)  Account    Account (1)  Account (1) Account   Account   Account (1) Account
                       -----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment
 income...............      $12        $16     $22,131          $17                 $15,492   $20,983       $1      $86,293
 Net realized gain
 (loss) from security
 transactions.........    2,174         33      37,014         (899)       ($39)      1,836     6,806                54,726
 Net unrealized
 appreciation
 (depreciation)
 on investments.......  (12,692)        13    (130,859)      (1,783)     (2,237)    (16,234)  (43,571)     (11)    (277,267)
                       -----------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting from
Operations............  (10,506)        62     (71,714)      (2,665)     (2,276)      1,094   (15,782)     (10)    (136,248)
                       -----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums.............    5,600        834      38,899        4,114       1,210      15,754    33,109       52       84,921
 Transfers between
 variable accounts,
 net..................    8,725      5,218      16,628       20,341       7,035      (1,013)    1,768      861       55,046
 Transfers--policy
 charges and
 deductions...........   (1,542)      (157)    (14,915)        (794)       (272)     (6,614)  (11,919)      (8)     (30,926)
 Transfers--
 surrenders...........     (570)        (3)    (12,744)        (114)        (13)     (2,799)   (6,034)              (17,105)
 Transfers--other.....     (480)       (15)     (5,225)        (566)       (264)     (1,215)   (3,641)     (16)     (11,190)
                       -----------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions..........   11,733      5,877      22,643       22,981       7,696       4,113    13,283      889       80,746
                       -----------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS................    1,227      5,939     (49,071)      20,316       5,420       5,207    (2,499)     879      (55,502)
                       -----------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year....   19,910                289,069                              151,897   225,466               536,446
                       -----------------------------------------------------------------------------------------------------
 End of Year..........  $21,137     $5,939    $239,998      $20,316      $5,420    $157,104  $222,967     $879     $480,944
                       =====================================================================================================

(1) Operations commenced on January 4, 2000 for the Diversified Research Variable Account, January 3, 2000 for the International Large-Cap Variable Account, May 1, 2000 for the I-Net Tollkeeper Variable Account, and October 2, 2000 for the Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                           Focused   Mid-Cap   International  Equity   Small-Cap            Inflation  Managed    Money
                             30       Value        Value      Index      Index     REIT      Managed     Bond     Market
                          Variable   Variable    Variable    Variable  Variable  Variable   Variable   Variable  Variable
                         Account (1) Account      Account    Account    Account  Account   Account (2) Account   Account
                         -------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment income..       $5       $192       $6,503      $9,274      $240     $406      $1,405     $8,482    $9,399
 Net realized gain
 (loss) from security
 transactions...........       (4)     1,064        3,605      27,250       (19)     537        (359)      (737)      245
 Net unrealized
 appreciation
 (depreciation)
 on investments.........     (150)     1,946      (35,319)    (81,837)   (1,931)   1,170       1,794      7,338      (175)
                         -------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (149)     3,202      (25,211)    (45,313)   (1,710)   2,113       2,840     15,083     9,469
                         -------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums...............       43      4,295       36,625      92,486     4,652    1,931       4,994     20,167   316,982
 Transfers between
 variable accounts,
 net....................    1,263     12,071        2,733      13,565     8,085    7,479       4,631     26,330  (220,717)
 Transfers--policy
 charges and
 deductions.............      (18)    (1,042)     (11,035)    (26,801)     (868)    (517)     (1,531)    (6,394)  (15,498)
 Transfers--surrenders..                 (54)      (6,805)    (13,558)     (122)    (251)     (1,229)    (3,001)  (10,933)
 Transfers--other.......      (34)      (181)      (3,276)     (5,544)     (291)    (167)       (457)    (1,321)   (7,804)
                         -------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions............    1,254     15,089       18,242      60,148    11,456    8,475       6,408     35,781    62,030
                         -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    1,105     18,291       (6,969)     14,835     9,746   10,588       9,248     50,864    71,499
                         -------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......               5,208      215,349     434,565     6,426    2,643      22,218    114,197   131,046
                         -------------------------------------------------------------------------------------------------
 End of Year............   $1,105    $23,499     $208,380    $449,400   $16,172  $13,231     $31,466   $165,061  $202,545
                         =================================================================================================

(1) Operations commenced on October 2, 2000.

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                             High Yield           Aggressive Large-Cap
                                Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                              Variable  Variable   Variable  Variable  Account   Account   Account   Account
                              Account   Account    Account    Account     I         II       III        IV
                            ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

 Net investment income.....    $4,404    $4,305     $1,226       $217   $1,858    $1,826    $3,567    $1,054
 Net realized gain (loss)
 from security
 transactions..............    (4,022)    4,154      1,368        785      305     1,170     1,545       318
 Net unrealized
 appreciation
 (depreciation)
 on investments............    (2,080)  (28,706)   (11,733)       781     (879)   (6,036)   (6,187)   (2,074)
                            ---------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets
Resulting from Operations..    (1,698)  (20,247)    (9,139)     1,783    1,284    (3,040)   (1,075)     (702)
                            ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net premiums..     8,079    17,220      9,760      5,067    4,882     3,857     3,548     1,298
 Transfers between variable
 accounts, net.............    (7,770)   14,858      6,623     12,710    9,591    (7,257)    5,683     2,156
 Transfers--policy charges
 and deductions............    (2,543)   (4,462)    (2,604)    (1,110)    (902)     (716)     (713)     (336)
 Transfers--surrenders.....    (1,322)   (1,490)      (944)      (186)    (636)     (917)     (793)     (515)
 Transfer--other...........      (262)   (1,217)      (849)      (565)    (398)     (447)     (519)      (83)
                            ---------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets Derived from
Policy Transactions........    (3,818)   24,909     11,986     15,916   12,537    (5,480)    7,206     2,520
                            ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS.................    (5,516)    4,662      2,847     17,699   13,821    (8,520)    6,131     1,818
                            ---------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.........    48,032    59,599     33,035      5,378    9,927    21,622     8,463     6,005
                            ---------------------------------------------------------------------------------
 End of Year...............   $42,516   $64,261    $35,882    $23,077  $23,748   $13,102   $14,594    $7,823
                            =================================================================================

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2001 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed (formerly Government Securities), Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV. The assets in each of the first thirty-one Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I-IV) are invested in the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Clifton Enhanced U.S. Equity Portfolios, respectively, which are all portfolios of M Fund, Inc. (collectively, the "Funds"). Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through E of this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account organized and registered with the Securities and Exchange Commission nine new Variable Accounts: the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, which commenced operations in 2001. The Aggressive Growth Variable Account commenced operations on January 2, 2001, the Telecommunications Variable Account commenced operations on January 3, 2001, the Blue Chip, Financial Services, Health Sciences, Mid-Cap Growth, and Global Growth Variable Accounts commenced operations on January 4, 2001, the Technology Variable Account commenced operations on January 5, 2001, and the Capital Opportunities Variable Account commenced operations on January 12, 2001.

 On September 22, 2000, the net assets of the Pacific Select Fund Bond and Income Portfolio, the underlying portfolio for the Bond and Income Variable Account, were transferred to the Pacific Select Fund Managed Bond Portfolio (the "reorganization"). In connection with the reorganization a total of 657,265 outstanding accumulation units (valued at $8,510,243) of the Bond and Income Variable Account were exchanged for 326,731 accumulation units with equal value of the Managed Bond Variable Account.

 The Separate Account was established by Pacific Life Insurance Company ("Pacific Life") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2001, the Funds declared dividends for each portfolio, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, and Aggressive Equity Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS' SHARES

 The investment in the Funds' shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Funds as of December 31, 2001 were as follows (amounts in thousands):

                                                            Variable Accounts
                        -----------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                  $28,766        $5,926      $306,981     $22,104      $7,665
Add: Total net proceeds
     from policy
     transactions           $24,185      $6,548      23,404        20,085       100,927      43,408       3,476
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                  14                      31            26         1,385         218
     (b) Net realized
         gain                                                                    36,454
                        -----------------------------------------------------------------------------------------
            Sub-Total        24,199       6,548      52,201        26,037       445,747      65,730      11,141
Less: Cost of
      investments
      disposed during
      the year                  334         587      33,055         4,122       168,610      33,063       5,703
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        23,865       5,961      19,146        21,915       277,137      32,667       5,438
Add: Unrealized
     appreciation
     (depreciation)          (2,055)       (447)      1,676            27       (42,193)       (387)     (1,381)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $21,810      $5,514     $20,822       $21,942      $234,944     $32,280      $4,057
                        =========================================================================================

                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1)  Strategy  Equity Income   Value
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                                             $156,374    $227,421        $890
Add: Total net proceeds
     from policy
     transactions            $3,122      $9,461      $7,204        $1,565        22,130      19,854       4,399
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                   7                                     1         3,965       1,411          11
     (b) Net realized
         gain                                                                       285       2,428
                        -----------------------------------------------------------------------------------------
            Sub-Total         3,129       9,461       7,204         1,566       182,754     251,114       5,300
Less:Cost of
 investments disposed
 during the year                438       3,592       3,301           834        18,258      22,118       1,876
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                         2,691       5,869       3,903           732       164,496     228,996       3,424
Add: Unrealized
     appreciation
     (depreciation)              (6)        109                        33        (7,865)    (33,637)       (132)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                        $2,685      $5,978      $3,903          $765      $156,631    $195,359      $3,292
                        =========================================================================================

                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $488,298      $1,256     $21,488      $216,468
Add: Total net proceeds
     from policy
     transactions            79,311       1,550      55,055        52,652       $10,204     $14,481      $1,102
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income               4,241           1         403         1,823            10
     (b) Net realized
         gain                62,876                   1,207         3,049
                        -----------------------------------------------------------------------------------------
            Sub-Total       634,726       2,807      78,153       273,992        10,214      14,481       1,102
Less:Cost of
 investments disposed
 during the year             53,454         766      10,339        56,829           937       8,868         103
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       581,272       2,041      67,814       217,163         9,277       5,613         999
Add: Unrealized
     appreciation
     (depreciation)        (235,246)       (151)      4,212       (46,935)         (774)        335         (32)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $346,026      $1,890     $72,026      $170,228        $8,503      $5,948        $967
                        =========================================================================================

                                       Small-Cap                 Inflation     Managed                 High Yield
                         Equity Index    Index        REIT      Managed (2)      Bond    Money Market     Bond
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $395,037     $17,437     $12,201       $30,840      $164,249    $202,967     $46,893
Add: Total net proceeds
     from policy
     transactions            75,155      22,930      11,281        20,194        46,724     408,771      30,540
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income               4,572         228         642         1,359         9,748       8,530       4,974
     (b) Net realized
         gain                 1,638       1,633          61
                        -----------------------------------------------------------------------------------------
            Sub-Total       476,402      42,228      24,185        52,393       220,721     620,268      82,407
Less:Cost of
 investments disposed
 during the year             24,831       4,719       4,139        10,703        17,998     392,380      22,556
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       451,571      37,509      20,046        41,690       202,723     227,888      59,851
Add: Unrealized
     appreciation
     (depreciation)         (25,051)     (1,672)      1,135           708         4,098        (215)     (5,705)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $426,520     $35,837     $21,181       $42,398      $206,821    $227,673     $54,146
                        =========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

(2) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                            Variable Accounts
                         ---------------------------------------------------------------------------------------
                                       Aggressive  Large-Cap
                            Equity       Equity      Value           I            II          III          IV
                         ---------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $82,101      $42,926     $22,237       $23,185      $16,753      $18,615      $9,207
Add: Total net proceeds
     from policy
     transactions           25,312        7,926      62,927        10,021        5,959       28,643       6,511
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                 27                      433         1,172           13                      495
     (b) Net realized
         gain                3,803                    1,403            48                       139
                         ---------------------------------------------------------------------------------------
            Sub-Total      111,243       50,852      87,000        34,426       22,725       47,397      16,213
Less:Cost of
 investments disposed
 during the year            31,861       10,064       8,104         6,097        7,009       28,110       2,434
                         ---------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       79,382       40,788      78,896        28,329       15,716       19,287      13,779
Add: Unrealized
     appreciation
     (depreciation)        (26,280)     (10,087)     (3,973)       (4,142)      (4,360)         653      (2,444)
                         ---------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $53,102      $30,701     $74,923       $24,187      $11,356       19,940     $11,335
                         ========================================================================================

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

 Transactions in Separate Account units for the year ended December 31, 2001 were as follows (units in thousands):

                                                            Variable Accounts
                         ----------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                 3,028           522        5,308        2,589         800
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                  442          122         784           251          734        1,163         266
 (b) Transfers between
     variable accounts,
     net                     2,591          617         (92)        1,378          (84)       2,045         (21)
 (c) Transfers--policy
     charges and
     deductions               (161)         (40)       (284)          (71)        (376)        (382)       (114)
 (d) Transfers--
     surrenders                (19)          (2)       (122)          (53)        (204)        (195)        (14)
 (e) Transfers--other          (41)         (10)        (47)          (45)         (47)        (188)        (12)
                         ----------------------------------------------------------------------------------------
            Sub-Total        2,812          687         239         1,460           23        2,443         105
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year              2,812          687       3,267         1,982        5,331        5,032         905
                         ========================================================================================
                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1) Strategy   Equity Income   Value
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                                            4,239        4,665          90
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                   43           72          82            44          376          611          84
 (b) Transfers between
     variable accounts,
     net                       268          556         583           128          196         (261)        229
 (c) Transfers--policy
     charges and
     deductions                (15)         (25)        (32)          (12)        (226)        (310)        (25)
 (d) Transfers--
     surrenders                 (2)          (2)         (3)           (1)        (262)        (149)         (3)
 (e) Transfers--other           (1)          (2)         (2)                       (48)         (71)         (2)
                         ----------------------------------------------------------------------------------------
            Sub-Total          293          599         628           159           36         (180)        283
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year                293          599         628           159        4,275        4,485         373
                         ========================================================================================
                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year        9,673          134       1,819         8,754
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                1,829           71         780         1,440          171          142          16
 (b) Transfers between
     variable accounts,
     net                      (319)          88       2,864           (88)       1,012          654         109
 (c) Transfers--policy
     charges and
     deductions               (812)         (26)       (281)         (621)         (62)         (32)         (5)
 (d) Transfers--
     surrenders               (357)          (2)       (165)         (248)          (6)          (7)         (2)
 (e) Transfers--other         (135)          (1)        (97)          (83)         (22)          (6)
                         ----------------------------------------------------------------------------------------
            Sub-Total          206          130       3,101           400        1,093          751         118
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year              9,879          264       4,920         9,154        1,093          751         118
                         ========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                        Variable Accounts
                                --------------------------------------------------------------------
                                Equity  Small-Cap             Inflation  Managed  Money   High Yield
                                Index     Index      REIT    Managed (1)  Bond   Market      Bond
                                --------------------------------------------------------------------
Total units outstanding at
 beginning of year               9,728    1,429        998      1,209     6,071   10,749    1,581
Increase (decrease) in
 units resulting from policy
 transactions:
 (a) Transfer of net premiums    1,984      331        288        243       722   15,396      275
 (b) Transfers between
     variable accounts, net         46    1,563        386        253       859  (12,467)     344
 (c) Transfers--policy
     charges and deductions       (783)    (138)      (106)       (91)     (335)  (1,112)    (123)
 (d) Transfers--surrenders        (339)     (54)       (41)       (40)     (175)    (596)     (73)
 (e) Transfers--other             (127)     (19)       (54)       (12)      (54)    (337)     (17)
                                --------------------------------------------------------------------
          Sub-Total                781    1,683        473        353     1,017      884      406
                                --------------------------------------------------------------------
Total units outstanding at
 end of year                    10,509    3,112      1,471      1,562     7,088   11,633    1,987
                                ====================================================================
                                        Aggressive Large-Cap
                                Equity    Equity     Value        I        II      III        IV
                                --------------------------------------------------------------------
Total units outstanding at
 beginning of year               4,147    2,798      1,840      1,288       599      724      421
Increase (decrease) in units
 resulting from policy
 transactions:
 (a) Transfer of net premiums    1,087      706        967        372       187      155      173
 (b) Transfers between
     variable accounts, net       (249)    (182)     3,915         74       (45)     206      188
 (c) Transfers--policy
     charges and deductions       (406)    (275)      (351)       (83)      (45)     (53)     (38)
 (d) Transfers--surrenders        (118)     (99)      (102)       (69)      (14)     (25)     (26)
 (e) Transfers--other              (81)     (55)       (70)       (78)       (3)      (8)     (17)
                                --------------------------------------------------------------------
          Sub-Total                233       95      4,359        216        80      275      280
                                --------------------------------------------------------------------
Total units outstanding at
 end of year                     4,380    2,893      6,199      1,504       679      999      701
                                ====================================================================

----------------
(1) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

7. FINANCIAL HIGHLIGHTS

 Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for the year ended December 31, 2001 were as follows:

----------------------------------------------------------------------------------
                                                            Ratios of
                             AUV     Number      Total     Investment
                             at        of         Net       Income to
     Variable                End      Units      Assets    Average Net   Total
     Accounts              of Year Outstanding (in $000's)   Assets    Returns (1)
----------------------------------------------------------------------------------
 Blue Chip (2)               $7.75   2,811,771    $21,799        0.12%   (21.39%)
----------------------------------------------------------------------------------
 Aggressive Growth (2)        8.02     687,433      5,514        0.00%   (18.82%)
----------------------------------------------------------------------------------
 Emerging Markets             6.37   3,266,714     20,822        0.16%    (9.32%)
----------------------------------------------------------------------------------
 Diversified Research        11.07   1,981,854     21,942        0.27%    (2.05%)
----------------------------------------------------------------------------------
 Small-Cap Equity            44.07   5,331,480    234,944       16.62%    (1.75%)
----------------------------------------------------------------------------------
 International Large-Cap      6.41   5,031,727     32,264        0.84%   (18.63%)
----------------------------------------------------------------------------------
 I-Net Tollkeeper             4.48     904,785      4,057        0.00%   (32.93%)
----------------------------------------------------------------------------------
 Financial Services (2)       9.17     292,594      2,685        0.49%    (7.97%)
----------------------------------------------------------------------------------
 Health Sciences (2)          9.98     598,921      5,978        0.00%     1.04%
----------------------------------------------------------------------------------
 Technology (2)               6.22     627,943      3,903        0.00%   (36.41%)
----------------------------------------------------------------------------------
 Telecommunications (2)       4.82     158,754        765        0.18%   (51.36%)
----------------------------------------------------------------------------------
 Multi-Strategy              36.64   4,275,164    156,631        2.68%    (0.79%)
----------------------------------------------------------------------------------
 Equity Income               43.56   4,485,299    195,359        1.88%    (7.87%)
----------------------------------------------------------------------------------
 Strategic Value              8.82     373,489      3,292        0.43%    (9.20%)
----------------------------------------------------------------------------------
 Growth LT                   35.03   9,878,677    346,022       17.28%   (28.84%)
----------------------------------------------------------------------------------
 Focused 30                   7.16     264,148      1,890        0.07%   (13.24%)
----------------------------------------------------------------------------------
 Mid-Cap Value               14.64   4,920,202     72,018        3.58%    13.93%
----------------------------------------------------------------------------------
 International Value         18.60   9,153,924    170,229        2.73%   (22.30%)
----------------------------------------------------------------------------------
 Capital Opportunities (2)    7.78   1,093,055      8,503        0.21%   (21.52%)
----------------------------------------------------------------------------------
 Mid-Cap Growth (2)           7.92     750,712      5,948        0.00%   (19.83%)
----------------------------------------------------------------------------------
 Global Growth (2)            8.21     117,688        967        0.00%   (17.57%)
----------------------------------------------------------------------------------
 Equity Index                40.58  10,509,402    426,521        1.46%   (11.18%)
----------------------------------------------------------------------------------
 Small-Cap Index             11.52   3,111,792     35,837        9.13%     2.78%
----------------------------------------------------------------------------------
 REIT                        14.40   1,471,261     21,181        4.06%     8.79%
----------------------------------------------------------------------------------
 Inflation Managed (3)       27.14   1,561,993     42,395        3.63%     4.28%
----------------------------------------------------------------------------------
 Managed Bond                29.18   7,087,634    206,826        5.14%     6.65%
----------------------------------------------------------------------------------
 Money Market                19.57  11,632,924    227,674        3.70%     3.85%
----------------------------------------------------------------------------------
 High Yield Bond             27.25   1,987,170     54,147        9.89%     1.17%
----------------------------------------------------------------------------------
 Equity                      12.12   4,379,878     53,102        6.78%   (20.84%)
----------------------------------------------------------------------------------
 Aggressive Equity           10.61   2,892,614     30,701        0.00%   (16.90%)
----------------------------------------------------------------------------------
 Large-Cap Value             12.08   6,199,163     74,915        3.85%    (3.04%)
----------------------------------------------------------------------------------
 I                           16.08   1,503,806     24,187        5.27%   (12.77%)
----------------------------------------------------------------------------------
 II                          16.71     679,453     11,356        0.11%   (22.46%)
----------------------------------------------------------------------------------
 III                         19.96     999,083     19,940        0.84%    (0.36%)
----------------------------------------------------------------------------------
 IV                          16.16     701,361     11,335        5.49%   (12.38%)
----------------------------------------------------------------------------------

------------------
(1) Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract, which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(2) Variable Accounts commenced operations during 2001 (See Note 1 to Financial Statements). The ratios of investment income to average daily net assets are annualized.

(3) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to
   Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective
   January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27       $ 11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808       $635       $396    $17,047
                                  ========================================
    Total equity securities       $   255       $ 20       $  9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           641         55       $  1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037       $445       $346    $15,136
                                  ========================================
    Total equity securities       $   173       $ 18       $ 12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                               Years Ended December 31,
                                                 2001    2000    1999
                                               ------------------------
                                                    (In Millions)
        Fixed maturity securities                $1,118  $1,109  $1,030
        Equity securities                             5      13      15
        Mortgage loans                              206     230     208
        Real estate                                  64      61      46
        Policy loans                                202     182     159
        Other                                       172     218     166
                                               ------------------------
        Gross investment income                   1,767   1,813   1,624
        Investment expense                          139     130     114
                                               ------------------------
        Net investment income                    $1,628  $1,683  $1,510
                                               ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                           Years Ended
                                                           December 31,
                                                         2001    2000  1999
                                                         ------------------
                                                          (In Millions)
        Fixed maturity securities                        $(45) $    2  $16
        Equity securities                                  31     (13)  58
        Mortgage loans                                              6    7
        Real estate                                         9      (3)  18
        Interest in PIMCO Advisors (Note 1)                     1,082
        Other investments                                  (9)    (77)
                                                         -----------------
        Total                                            $(14) $  997  $99
                                                         =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                        December 31,
                                                      2001  2000     1999
                                                      -------------------
                                                        (In Millions)
        Available for sale securities:
          Fixed maturity                              $140  $477  $  (925)
          Equity                                         5   (20)    (157)
                                                      -------------------
        Total                                         $145  $457  $(1,082)
                                                      ===================
        Trading securities                            $(17) $  6  $     0
                                                      ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                      2001        2000
                                  ------------------------
                                        (In Millions)
          Balance at January 1        $130        $116
          Incurred related to:
            Current year               569         395
            Prior years                (12)        (19)
                                  ------------------------
          Total incurred               557         376
                                  ------------------------
          Paid related to:
            Current year               448         297
            Prior years                 80          65
                                  ------------------------
          Total paid                   528         362
                                  ------------------------
          Balance at December 31      $159        $130
                                  ========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                   Years Ended December 31,
                                                      2001      2000     1999
                                                  -----------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                  -----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                  -----------------------------
    Total                                            $51       $458     $144
                                                  =============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                              2001    2000
                                                             --------------
                                                             (In Millions)
        Deferred tax assets
          Policyholder reserves                              $  177   $ 184
          Investment valuation                                   99      92
          Deferred compensation                                  40      35
          Low income housing credit carryover                    31
          Duration hedging                                       18      18
          Partnership income                                     10
          Dividends                                               7       7
          Postretirement benefits                                 6       8
          Other                                                   5      22
                                                             --------------
        Total deferred tax assets                               393     366
                                                             --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units
           (Note 1)                                            (429)   (429)
          Deferred policy acquisition costs                    (200)   (101)
          Partnership income                                            (16)
          Depreciation                                           (2)     (2)
                                                             --------------
        Total deferred tax liabilities                         (631)   (548)
                                                             --------------
        Net deferred tax liability from operations             (238)   (182)
        Deferred taxes on World-Wide (Note 4)                           (11)
        Deferred taxes on OCI                                  (159)    (23)
                                                             --------------
        Net deferred tax liability                           $( 397)  $(216)
                                                             ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                          Years Ended December 31,
                                                          2001      2000     1999
                                                        ---------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                        ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                        ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                  Years Ended December 31,
                                                   2001      2000      1999
                                                 ----------------------------
                                                       (In Millions)
        Service cost - benefits earned during
         the year                                    $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                    12        12        11
        Expected return on plan assets                (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                            (1)       (4)       (2)
                                                 ----------------------------
        Net periodic pension expense (benefit)       $  7      $ (3)     $ (2)
                                                 ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES


   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ----------------------------------------------------------------------------

APPENDIX - DEATH BENEFIT PERCENTAGES

----------------    ----------------    ----------------   -----------------
 Age  Percentage    Age  Percentage     Age  Percentage     Age   Percentage
----------------    ----------------    ----------------   -----------------
0-40         250     50         185      60         130       70         115
  41         243     51         178      61         128       71         113
  42         236     52         171      62         126       72         111
  43         229     53         164      63         124       73         109
  44         222     54         157      64         122       74         107
  45         215     55         150      65         120    75-90         105
  46         209     56         146      66         119       91         104
  47         203     57         142      67         118       92         103
  48         197     58         138      68         117       93         102
  49         191     59         134      69         116      >93         101
----------------    ----------------    ----------------   -----------------

PACIFIC SELECT EXEC    WHERE TO GO FOR MORE INFORMATION

The Pacific Select     For more information about Pacific Select Exec, please
Exec variable life     call or write to us at the address below. You should
insurance policy is    also use this address to send us any notices, forms or
underwritten by        requests about your policy.
Pacific Life
Insurance Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life Insurance Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 7500
                       Newport Beach, California 92658-7500

                       1-800-800-7681
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

                      [LOGO OF PACIFIC LIFE APPEARS HERE]

                         Pacific Life Insurance Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (800) 800-7681

                 Visit us at our web site: www.PacificLife.com


                            [LOGO OF IMSA APPEARS HERE]

                  * Membership promotes ethical market conduct for individual life insurance and annuities

15-16636-17 5/02

                      PACIFIC SELECT EXEC flexible premium
                     PACIFIC SELECT CHOICE flexible premium
            PACIFIC SELECT ESTATE MAXIMIZER modified single premium
                        variable life insurance policies
                               (each a "policy")

[LOGO OF
 PACIFIC LIFE]         PROSPECTUS SUPPLEMENT DATED MAY 1, 2002

                       This supplement updates certain information in the most recent prospectus you received for your Pacific Life variable life insurance policy listed above, and in any prior supplements to that prospectus. This supplement should be read together with that prospectus.

                       The prospectus and supplement provide information that
Each policy is         you should know before making additional premium
described in           payments under your policy. This supplement is
detail in its          accompanied by a current prospectus for the Pacific
prospectus and any     Select Fund, a fund that provides the underlying
additional             portfolios for the variable investment options offered
supplements. The       under your policy. Please read this supplement and the
Pacific Select         accompanying prospectus, as well as the policy
Fund is described      prospectus carefully, and keep all of them for future
in its prospectus      reference.
and in its
Statement of           Here's a list of all of the investment options
Additional             available under your policy:
Information (SAI).
No one has the         VARIABLE INVESTMENT OPTIONS
right to describe
the policy or the      Blue Chip                 International Value
Pacific Select
Fund any               Aggressive Growth         Capital Opportunities
differently than
they have been         Emerging Markets          Mid-Cap Growth
described in these
documents.             Diversified Research      Global Growth

Unless otherwise       Small-Cap Equity          Equity Index
noted, defined
terms have the         International Large-Cap   Small-Cap Index
same meaning as in
your prospectus.       I-Net Tollkeeper SM       Real Estate (formerly
                                                 called "REIT")
The supplement         Financial Services
updates the
prospectuses which     Health Sciences           Inflation Managed
relate to our:
                       Technology                Managed Bond
Pacific Select Exec
policies               Telecommunications        Money Market
Prospectus dated
May 1, 2001            Multi-Strategy            High Yield Bond
Supplement dated
January 1, 2002        Large-Cap Core            Equity Income
                        (formerly called
Pacific Select          "Equity Income")         Research
Choice policies
Prospectus dated       Strategic Value           Equity
May 1, 2001
Supplement dated       Growth LT                 Aggressive Equity
January 1, 2002
                       Focused 30                Large-Cap Value
Pacific Select
Estate Maximizer       Mid-Cap Value
policies
Prospectus dated
May 1, 2001            FIXED OPTIONS
Supplement dated
January 1, 2002        Fixed Account

YOUR GUIDE TO THIS SUPPLEMENT

Fees and expenses paid by the Pacific Select Fund                      3
------------------------------------------------------------------------
How premiums work                                                      5
Paying your premium                                                    5
Allocating your premiums                                               5
------------------------------------------------------------------------
Your investment options                                                7
Variable investment options                                            7
Transferring among investment options                                 10
------------------------------------------------------------------------
Variable life insurance and your taxes                                10
------------------------------------------------------------------------
About Pacific Life                                                    10
How policies are distributed                                          11
Management                                                            11
Financial statements                                                  12
Experts                                                               12
------------------------------------------------------------------------
Financial statements of Pacific Select Exec Separate Account        SA-1
------------------------------------------------------------------------
Financial statements of Pacific Life Insurance Company              PL-1
------------------------------------------------------------------------
Where to go for more information                              back cover

FEES AND EXPENSES PAID BY THE PACIFIC SELECT FUND

                      ---------------------------------------------------------
You'll find more       The Pacific Select Fund pays advisory fees and other
about the Pacific      expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
starting on page 7,    are not fixed and are not part of the terms of your
and in the fund's      policy. If you choose a variable investment option,
prospectus, which      these fees and expenses affect you indirectly because
accompanies this       they reduce portfolio returns.
supplement.
                       Advisory fee
                       Pacific Life is the investment adviser to the fund. The fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets.

                       Other expenses
                       The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For each portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                   ------------------------------------------------------------------------------------
                                                                                Less
                                            Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                fee      expenses amounts+ expenses reimbursement expenses
                   ------------------------------------------------------------------------------------
                                                    As an annual % of average daily net assets
                   Blue Chip/1/             0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/     1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/      1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/  0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/      0.65     0.05     --       0.70      --           0.70
                   International Large-Cap  1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/      1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/    1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/       1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology               1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications       1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/        0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/        0.65     0.04     0.02     0.71      --           0.71
                    (formerly Equity
                    Income)
                   Strategic Value          0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/             0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/            0.95     0.11     --       1.06      --           1.06
                   Mid-Cap Value/1/         0.85     0.04     0.11     1.00      --           1.00
                   ------------------------------------------------------------------------------------

FEES AND EXPENSES PAID BY THE PACIFIC SELECT FUND

                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   -------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.
                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.
                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

HOW PREMIUMS WORK
                       The following information is updated:

                      ---------------------------------------------------------
Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:

                        .  by personal check, drawn on a U.S. bank
                        . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank
                        . by cashier's checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life
                        . by third party check, when there is a clear connection of the third party to the underlying transaction
                        .  wire transfers that originate in U.S. banks.

                       We may not accept premium payments in the following forms:

                        .  cash
                        . credit card or check drawn against a credit card account
                        . cashier's check, money order or traveler's checks in single denominations of less than $10,000
                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank
                        . third party check, if there is not a clear connection of the third party to the underlying transaction
                        .  wires that originate from foreign bank accounts.

                       All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.

                      ---------------------------------------------------------
Allocating your
premiums
                       We generally allocate any additional premiums to the
Please turn to Your    investment options you've chosen. We currently limit
investment options     your allocations to 20 investment options at one time.
for more
information about
the investment
options.

Portfolio              Portfolio optimization
optimization is an
asset allocation       Pacific Life and Ibbotson Associates, one of the
service we offer       premier firms in designing asset allocation-based
for use with your      investment strategies, developed five model portfolios,
policy. Asset          each comprised of a carefully selected combination of
allocation is the      Pacific Select Fund portfolios. The portfolios are
distribution of        selected by evaluating the asset classes represented by
investments among      the underlying securities holdings of the portfolios
asset classes and      and combining portfolios to combine major types of
involves decisions     asset classes based on historical asset performance and
about which asset      attribution analysis in a way intended to optimize
classes should be      returns given a particular level of risk tolerance. The
selected and how       analysis is accomplished by using a state-of-the-art
much of the total      program and a statistical analytical technique known as
accumulated value      "mean-variance optimization". This portfolio
should be allocated    optimization analysis is performed each year to help
to each asset          maintain the risk/return profile of the models.
class. The theory
of portfolio
optimization is
that
diversification
among asset classes
can help reduce
volatility over the
long-term.

HOW PREMIUMS WORK

The actual             If you select a portfolio optimization model, your
percentage             accumulated value will be allocated to the investment
allocations within     options according to the model you select. Net premium
the portfolio model    payments, if allowed by your policy, will also be
that matches your      allocated accordingly, unless otherwise instructed by
investment profile     you in writing. If you choose, you can rebalance your
are described in       accumulated value quarterly, semi-annually, or annually
the investment         to maintain the asset allocation given in your
policy statement       portfolio optimization model. If you also allocate part
for that model. You    of your net premium payment or accumulated value
may wish to consult    outside the model, rebalancing is only permitted within
with your financial    the model. Each model may change and investment options
adviser or             may be added to or deleted from a model as a result of
investment             the annual analysis.
professional to
assist you in          To enroll in portfolio optimization, you must submit to
determining which      us, together with any other required forms, a
model meets your       completed, signed and dated portfolio optimization
financial needs,       acknowledgment contained in the investment policy
investment time        statement. The investment policy statement describes
horizon, and is        the portfolio optimization model that matches your
consistent with        investment profile, based on the responses you provide
your risk comfort      regarding your financial needs, investment time horizon
level.                 and risk comfort level, on the investor profile
                       questionnaire. Your financial advisor or investment
Unless you provide     professional can assist you in completing the proper
written                forms. We have the right to terminate or change the
authorization, we      portfolio optimization service at any time.
will not
automatically          Although the models are designed to optimize returns
adjust your            given the various levels of risk, there is no assurance
accumulated value      that a model portfolio will not lose money or that
and net premium        investment results will not experience some volatility.
payments among         Historical market and asset class performance may
investment options     differ in the future from the historical performance
to reflect updates     upon which the models are built. Also, allocation to a
to the model. You      single asset class may outperform a model, so that you
may change your        would have been better off in an investment option or
allocations at any     options representing a single asset class than in a
time by writing or     model. The value of the variable accounts will
sending a fax. If      fluctuate, and when redeemed, may be worth more or less
we have your           than the original cost.
completed telephone
and electronic
authorization form
on file, you can
call us at 1-800-
800-7681 or submit
a request
electronically
through your
appointed agent. Or
you can ask your
registered
representative to
contact us.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

You can change your    We put your premium payments in our general and
premium allocation     separate accounts. We own the assets in our accounts
instructions by        and allocate your net premiums to the investment
writing or sending     options you've chosen. Amounts allocated to the Fixed
a fax. If we have      account are held in our general account. Amounts
your completed         allocated to the variable investment options are held
telephone and          in our separate account.
electronic
authorization form     You choose your initial investment options on your
on file, you can       application. If you choose more than one investment
call us at 1-800-      option, you must tell us the dollar amount or
800-7681 or submit     percentage you want to allocate to each option. You can
a request              change your premium allocation instructions at any
electronically         time.
through your
appointed agent. Or    The investment options you choose, and how they
you can ask your       perform, will affect your policy's accumulated value
registered             and may affect the death benefit. Please review the
representative to      investment options carefully and ask your registered
contact us.            representative to help you choose the right ones for
                       your goals and tolerance for risk. Make sure you
You'll find            understand any costs you may pay directly and
information about      indirectly on your investment options because they will
when we allocate       affect the value of your policy.
net premiums to
your investment
options in How
premiums work.

Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment    You can choose from 33 variable investment options.
options                Each variable investment option is set up as a variable
                       account under our separate account and invests in a
Variable investment    corresponding portfolio of the Pacific Select Fund.
options are also       Each portfolio invests in different securities and has
known as variable      its own investment goals, strategies and risks. The
accounts. These        value of each portfolio will fluctuate with the value
variable accounts      of the investments it holds, and returns are not
are divisions of       guaranteed. Your policy's accumulated value will
our separate           fluctuate depending on the investment options you've
account. We bear       chosen. You bear the investment risk of any variable
the direct             investment options you choose.
operating expenses
of our separate        The following chart is a summary of the Pacific Select
account. For more      Fund portfolios. You'll find detailed descriptions of
information about      the portfolios in the Pacific Select Fund prospectus
how these accounts     that accompanies this prospectus. There's no guarantee
work, see              that a portfolio will achieve its investment objective.
About Pacific          You should read the fund prospectus carefully before
Life--How our          investing.
accounts work in
your policy
prospectus.

We're the
investment adviser
for the Pacific
Select Fund. We
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. We've
retained other
portfolio managers
to manage the other
portfolios.

YOUR INVESTMENT OPTIONS

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of small companies.  Capital Guardian
                         capital.                                                         Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC




PORTFOLIO              INVESTMENT GOAL            THE PORTFOLIO'S                        PORTFOLIO
                                                  MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.      Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management

International Value    Long-term capital          Equity securities of relatively large  Lazard Asset
                       appreciation primarily     companies located in developed         Management
                       through investment in      countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of        Equity securities with the potential   MFS Investment
                       capital.                   for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of        Equity securities of medium-sized      MFS Investment
                       capital.                   companies believed to have above-      Management
                                                  average growth potential.

Global Growth          Long-term growth of        Equity securities of any size located  MFS Investment
                       capital.                   within and outside of the U.S.         Management

Equity Index           Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of common stocks    the Standard & Poor's 500 Composite
                       publicly traded in the     Stock Price Index (including
                       U.S.                       derivatives).

Small-Cap Index        Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of an index of      the Russell 2000 Index (including
                       small capitalization       derivatives).
                       companies.

Real Estate            Current income and long-   Equity securities of companies in the  Morgan Stanley
 (formerly called      term capital               U.S. real estate industry, including   Asset Management
 "REIT")               appreciation.              real estate investment trusts (REITs)
                                                  and real estate operating companies
                                                  (REOCs).

Inflation Managed      Maximize total return      Inflation-indexed bonds of varying     Pacific
                       consistent with prudent    maturities issued by the U.S. and non  Investment
                       investment management.     U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond           Maximize total return      Medium and high-quality fixed income   Pacific
                       consistent with prudent    securities with varying terms to       Investment
                       investment management.     maturity and derivatives relating to   Management
                                                  such securities or related indices.    Company

Money Market           Current income consistent  Highest quality money market           Pacific Life
                       with preservation of       instruments believed to have limited
                       capital.                   credit risk.

High Yield Bond        High level of current      Fixed income securities with lower and Pacific Life
                       income.                    medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.

Equity Income           Current income. (Capital  Equity securities of large U.S.        Putnam
                        growth is of secondary    companies with a focus on income-      Investment
                        importance.)              producing securities believed to be    Management, Inc.
                                                  undervalued by the market.

Research                Long-term growth of       Equity securities of large U.S.        Putnam
                        capital.                  companies with potential for capital   Investment
                                                  appreciation.                          Management, Inc.

Equity                 Capital appreciation.      Equity securities of large U.S.        Putnam
                       (Current income is of      growth-oriented companies.             Investment
                       secondary importance.)                                            Management, Inc.

Aggressive Equity      Capital appreciation.      Equity securities of small and medium- Putnam
                                                  sized companies.                       Investment
                                                                                         Management, Inc.

Large-Cap Value        Long-term growth of        Equity securities of large U.S.        Salomon Brothers
                       capital. (Current income   companies.                             Asset Management
                       is of secondary                                                   Inc
                       importance.)

YOUR INVESTMENT OPTIONS

                      ---------------------------------------------------------
Transferring among     The following replaces the fourth bullet in your policy
investment options     prospectus:

                       . You can only make one transfer from the Fixed account
                         in any 12-month period. Your transfer is limited to
We reserve the           $5,000 or 25% of your policy's accumulated value in
right, in our sole       the Fixed account.
discretion, to
waive the transfer
restrictions on the
Fixed account.
Please contact us
or your registered
representative to
find out if a
waiver is currently
in effect.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                      ---------------------------------------------------------
                       The following updated tax information is added:

                       Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a "repeal" of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011.

ABOUT PACIFIC LIFE

                       Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2001, we had $124.8 billion of individual life insurance in force and total admitted assets of approximately $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.

                       The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except
                       New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How policies are       The last paragraph of How we pay broker-dealers is
distributed            replaced:

                       Registered representatives who meet certain sales levels can qualify for sales incentives programs we sponsor. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS

  Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer of Pacific Life;
  Director, Chairman   Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  of the Board and     August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
  Chief Executive      of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of
  Officer              the Board and former President of Pacific Select Fund; Trustee and Chairman of
                       Pacific Funds, June 2001 to present; Director, Chairman of the Board and Chief
                       Executive Officer of Pacific Life & Annuity Company; former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of PIMCO Advisors L.P.; former
                       Director of Pacific Corinthian Life Insurance Company; Director of: Newhall Land &
                       Farming; The Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life.

  Glenn S. Schafer     Director and President of Pacific Life; Director and President of Pacific LifeCorp,
  Director and         August 1997 to present; Director and President of Pacific Mutual Holding Company,
  President            August 1997 to present; President (since February 1999) and former Trustee of
                       Pacific Select Fund; Trustee and President of Pacific Funds, June 2001 to present;
                       former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of
                       PIMCO Advisors L.P.; former Director of Pacific Corinthian Life Insurance Company;
                       Director and President (since August 2001) of Pacific Life & Annuity Company; and
                       similar positions with other affiliated companies of Pacific Life.

  Khanh T. Tran        Director (since August 1997), Executive Vice President (since April 2001) and Chief
  Director, Executive  Financial Officer of Pacific Life; Senior Vice President of Pacific Life, June 1996
  Vice President and   to April 2001; Executive Vice President (since April 2001) and Chief Financial
  Chief Financial      Officer of Pacific LifeCorp, August 1997 to present; Senior Vice President of
  Officer              Pacific LifeCorp, August 1997 to April 2001; Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to
                       present; Senior Vice President of Pacific Mutual Holding Company, August 1997 to
                       April 2001; Director (since August 2001), Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Life & Annuity Company, February 1999
                       to present; Senior Vice President of Pacific Life & Annuity Company, February 1999
                       to April 2001; Executive Vice President and Chief Financial Officer to other affiliated companies of Pacific Life; Director of Prandium, Inc.

  David R. Carmichael  Director (since August 1997), Senior Vice President and General Counsel of Pacific
  Director, Senior     Life; Senior Vice President and General Counsel of Pacific LifeCorp, August 1997 to
  Vice President and   present; Senior Vice President and General Counsel of Pacific Mutual Holding
  General Counsel      Company, August 1997 to present; Director, Senior Vice President (since July 1998)
                       and General Counsel (since July 1998) of Pacific Life & Annuity Company; Director of
                       Association of California Life and Health Insurance Companies; and President-Elect
                       and former Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director (since August 1997), Vice President and Corporate Secretary of Pacific
  Director, Vice       Life; Vice President and Corporate Secretary of Pacific LifeCorp, August 1997 to
  President and        present; Vice President and Secretary of Pacific Mutual Holding Company, August 1997
  Corporate Secretary  to present; Secretary of Pacific Select Fund; Secretary of Pacific Funds, June 2001
                       to present; similar positions with other affiliated companies of Pacific Life.

  James T. Morris     Executive Vice President of Pacific Life, January 2002 to present; Senior Vice
  Executive Vice      President of Pacific Life, April 1996 to January 2002; Executive Vice President of
  President           Pacific Life & Annuity Company, January 2002 to present; Senior Vice President of
                      Pacific Life & Annuity Company, August 1999 to January 2002.

  Edward R. Byrd      Vice President and Controller of Pacific Life; Vice President and Controller of
  Vice President and  Pacific LifeCorp, August 1997 to present; Vice President and Controller of Pacific
  Controller          Mutual Holding Company, August 1997 to present; and similar positions with other affiliated companies of Pacific Life.

  Brian D. Klemens    Vice President and Treasurer of Pacific Life, December 1998 to present; Assistant
  Vice President and  Vice President, Accounting and Assistant Controller of Pacific Life, April 1994 to
  Treasurer           December 1998; Vice President and Treasurer of Pacific LifeCorp, June 1999 to
                      present; Vice President and Treasurer of Pacific Mutual Holding Company, June 1999
                      to present; Vice President and Treasurer of Pacific Select Fund; Vice President and
                      Treasurer of other affiliated companies of Pacific Life.

ABOUT PACIFIC LIFE


                      ---------------------------------------------------------
Financial              The next several pages contain the statement of assets
statements             and liabilities of the Pacific Select Exec Separate
                       Account as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

                       These are followed by the consolidated statements of financial condition for Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended
                       December 31, 2001, which are included in this prospectus so you can assess our ability to meet our obligations under the policies.

                      ---------------------------------------------------------
Experts The consolidated statements of financial condition of Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2001, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT
The Board of Directors
Pacific Life Insurance Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV) as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001), and the statement of changes in net assets for each of the two years in the period then ended (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Variable Accounts, for the year ended December 31, 2001 and for each of the periods from commencement of operations through December 31, 2000, and as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001). These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2001 and the results of their operations, financial highlights, and the changes in their net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2002

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
(In thousands)

                           Blue   Aggressive Emerging Diversified Small-Cap International   I-Net    Financial  Health
                           Chip     Growth   Markets   Research    Equity     Large-Cap   Tollkeeper Services  Sciences
                         Variable  Variable  Variable  Variable   Variable    Variable     Variable  Variable  Variable
                         Account   Account   Account    Account    Account     Account     Account    Account  Account
                         ----------------------------------------------------------------------------------------------
ASSETS

Investments:
 Blue Chip Portfolio.... $21,810
 Aggressive Growth
 Portfolio..............            $5,514
 Emerging Markets
 Portfolio..............                     $20,822
 Diversified Research
 Portfolio..............                                $21,942
 Small-Cap Equity
 Portfolio..............                                          $234,944
 International Large-Cap
 Portfolio..............                                                       $32,280
 I-Net Tollkeeper
 Portfolio..............                                                                    $4,057
 Financial Services
 Portfolio..............                                                                              $2,685
 Health Sciences
 Portfolio..............                                                                                        $5,978

Receivables:
 Due from Pacific Life
 Insurance Company......                12                   19                     60          11         2        27
 Fund shares redeemed...                          61                   124
                          --------------------------------------------------------------------------------------------
Total Assets............  21,810     5,526    20,883     21,961    235,068      32,340       4,068     2,687     6,005
                          --------------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......       5                  61                   124
 Fund shares purchased..       6        12                   19                     76          11         2        27
                         ---------------------------------------------------------------------------------------------
Total Liabilities.......      11        12        61         19        124          76          11         2        27
                         ---------------------------------------------------------------------------------------------
NET ASSETS.............. $21,799    $5,514   $20,822    $21,942   $234,944     $32,264      $4,057    $2,685    $5,978
                         =============================================================================================
Shares Owned in each
Portfolio...............   2,680       687     3,391      2,058     13,500       5,077         905       290       648
                         =============================================================================================
Cost of Investments..... $23,865    $5,961   $19,146    $21,915   $277,137     $32,667      $5,438    $2,691    $5,869
                         =============================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                                     Telecom-    Multi-   Equity  Strategic  Growth  Focused  Mid-Cap  International
                         Technology munications Strategy  Income    Value      LT       30     Value       Value
                          Variable   Variable   Variable Variable Variable  Variable Variable Variable   Variable
                          Account     Account   Account  Account   Account  Account  Account  Account     Account
                         -------------------------------------------------------------------------------------------
ASSETS

Investments:
 Technology Portfolio...   $3,903
 Telecommunications
 Portfolio..............               $765
 Multi-Strategy
 Portfolio..............                        $156,631
 Equity Income
 Portfolio..............                                 $195,359
 Strategic Value
 Portfolio..............                                           $3,292
 Growth LT Portfolio....                                                    $346,026
 Focused 30 Portfolio...                                                              $1,890
 Mid-Cap Value
 Portfolio..............                                                                      $72,026
 International Value
 Portfolio..............                                                                                 $170,228

Receivables:
 Due from Pacific Life
 Insurance Company......                  5                            21         92       9       95         185
 Fund shares redeemed...        1                  5,485       15
                            ----------------------------------------------------------------------------------------
Total Assets............    3,904       770      162,116  195,374   3,313    346,118   1,899   72,121     170,413
                            ----------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......        1                  5,485       15
 Fund shares purchased..                  5                            21         96       9      103         184
                           -----------------------------------------------------------------------------------------
Total Liabilities.......        1         5        5,485       15      21         96       9      103         184
                           -----------------------------------------------------------------------------------------
NET ASSETS..............   $3,903      $765     $156,631 $195,359  $3,292   $346,022  $1,890  $72,018    $170,229
                           =========================================================================================
Shares Owned in each
Portfolio...............      661       144       10,572    9,312     375     18,615     266    5,085      14,115
                           =========================================================================================
Cost of Investments.....   $3,903      $732     $164,496 $228,996  $3,424   $581,272  $2,041  $67,814    $217,163
                           =========================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                            Capital    Mid-Cap   Global   Equity  Small-Cap                      Managed   Money
                         Opportunities  Growth   Growth   Index     Index     REIT   Inflation     Bond    Market
                           Variable    Variable Variable Variable Variable  Variable   Managed   Variable Variable
                            Account    Account  Account  Account   Account  Account  Account (1) Account  Account
                         -----------------------------------------------------------------------------------------
ASSETS

Investments:
 Capital Opportunities
 Portfolio..............    $8,503
 Mid-Cap Growth
 Portfolio..............                $5,948
 Global Growth
 Portfolio..............                          $967
 Equity Index
 Portfolio..............                                 $426,520
 Small-Cap Index
 Portfolio..............                                           $35,837
 REIT Portfolio.........                                                    $21,181
 Inflation Managed
 Portfolio (1)..........                                                              $42,398
 Managed Bond
 Portfolio..............                                                                         $206,821
 Money Market
 Portfolio..............                                                                                  $227,673

Receivables:
 Due from Pacific Life
 Insurance Company......         7          22       4         83       92                 28         404      370
 Fund shares redeemed...                                                          5
                         -----------------------------------------------------------------------------------------
Total Assets............     8,510       5,970     971    426,603   35,929   21,186    42,426     207,225  228,043
                         -----------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......                                                          5
 Fund shares purchased..         7          22       4         82       92                 31         399      369
                         -----------------------------------------------------------------------------------------
Total Liabilities.......         7          22       4         82       92        5        31         399      369
                         -----------------------------------------------------------------------------------------
NET ASSETS..............    $8,503      $5,948    $967   $426,521  $35,837  $21,181   $42,395    $206,826 $227,674
                         =========================================================================================
Shares Owned in each
Portfolio...............     1,008         733     114     14,437    3,477    1,655     3,951      18,753   22,566
                         =========================================================================================
Cost of Investments.....    $9,277      $5,613    $999   $451,571  $37,509  $20,046   $41,690    $202,723 $227,888
                         =========================================================================================

(1) Formerly named Government Securities Variable Account and Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                         High Yield          Aggressive Large-Cap
                            Bond     Equity    Equity     Value   Variable Variable Variable Variable
                          Variable  Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account   Account    Account     I        II      III       IV
                         ----------------------------------------------------------------------------
ASSETS

Investments:
 High Yield Bond
 Portfolio..............  $54,146
 Equity Portfolio.......            $53,102
 Aggressive Equity
 Portfolio..............                      $30,701
 Large-Cap Value
 Portfolio..............                                 $74,923
 Brandes International
 Equity Portfolio.......                                          $24,187
 Turner Core Growth
 Portfolio..............                                                   $11,356
 Frontier Capital
 Appreciation
 Portfolio..............                                                            $19,940
 Clifton Enhanced U.S.
 Equity Portfolio.......                                                                     $11,335

Receivables:
 Due from Pacific Life
 Insurance Company......                 36        12        274       18
 Fund shares redeemed...        4                                                        27        7
                         ----------------------------------------------------------------------------
Total Assets............   54,150    53,138    30,713     75,197   24,205   11,356   19,967   11,342
                         ----------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......        3                                                        27        7
 Fund shares purchased..                 36        12        282       18
                         ----------------------------------------------------------------------------
Total Liabilities.......        3        36        12        282       18                27        7
                         ----------------------------------------------------------------------------
NET ASSETS..............  $54,147   $53,102   $30,701    $74,915  $24,187  $11,356  $19,940  $11,335
                         ============================================================================
Shares Owned in each
Portfolio...............    7,663     2,764     3,347      6,385    1,955      847    1,178      836
                         ============================================================================
Cost of Investments.....  $59,851   $79,382   $40,788    $78,896  $28,329  $15,716  $19,287  $13,779
                         ============================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity     Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable    Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account     Account     Account   Account (1) Account (1)
                   --------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.......        $14                   $31       $26      $37,839        $218                    $7
                   --------------------------------------------------------------------------------------------------------
Net Investment
Income...........         14                    31        26       37,839         218                     7
                   --------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS

 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)     (133)     (68,486)     (6,365)    ($2,791)      (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305        14       24,790       1,397         856        (7)        109
                   --------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on
Investments.....     (2,124)      (580)    (1,487)     (119)     (43,696)     (4,968)     (1,935)      (43)        153
                   --------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..    ($2,110)     ($580)   ($1,456)     ($93)     ($5,857)    ($4,750)    ($1,935)     ($36)       $153
                   ========================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                      Telecom-    Multi-    Equity   Strategic            Focused  Mid-Cap  International
                         Technology  munications Strategy   Income     Value   Growth LT     30     Value       Value
                          Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable   Variable
                         Account (1) Account (1) Account   Account    Account   Account   Account  Account     Account
                        -------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............                    $1     $4,250     $3,839      $11     $67,117      $1    $1,610      $4,872
                        -------------------------------------------------------------------------------------------------

Net Investment Income..                     1      4,250      3,839       11      67,117       1     1,610       4,872
                        -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS

 Net realized gain
 (loss) from security
 transactions..........    ($1,025)      (232)     2,814      5,623     (168)     12,936    (222)    1,646     (11,754)

 Net unrealized
 appreciation
 (depreciation)
 on investments........                    33     (8,595)   (29,183)    (121)   (227,892)     (1)    2,200     (38,846)
                        -------------------------------------------------------------------------------------------------

Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,025)      (199)    (5,781)   (23,560)    (289)   (214,956)   (223)    3,846     (50,600)
                        -------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........    ($1,025)     ($198)   ($1,531)  ($19,721)   ($278)  ($147,839)  ($222)   $5,456    ($45,728)
                        =================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap          Inflation   Managed   Money
                         Opportunities   Growth      Growth     Index      Index     REIT    Managed      Bond    Market
                           Variable     Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account  Account (2) Account  Account
                        -------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............        $10                               $6,210   $1,861      $703    $1,359     $9,748   $8,530
                        -------------------------------------------------------------------------------------------------
Net Investment Income..         10                                6,210    1,861       703     1,359      9,748    8,530
                        -------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from security
 transactions..........       (228)      ($745)       ($15)      16,104     (693)      601       (29)       177     (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)        335         (33)     (79,415)    (408)      105        82      3,287      208
                        -------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,002)       (410)        (48)     (63,311)  (1,101)      706        53      3,464       55
                        -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........      ($992)      ($410)       ($48)    ($57,101)    $760    $1,409    $1,412    $13,212   $8,585
                        =================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                         High Yield           Aggressive Large-Cap
                            Bond     Equity     Equity     Value   Variable  Variable  Variable Variable
                          Variable  Variable   Variable  Variable  Account   Account   Account  Account
                          Account   Account    Account    Account     I         II       III       IV
                         --------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............   $4,974     $3,830               $1,836   $1,220       $13      $139     $495
                         --------------------------------------------------------------------------------
Net Investment Income...    4,974      3,830                1,836    1,220        13       139      495
                         --------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from security
 transactions...........   (3,013)   (11,055)  ($3,000)       115      297    (2,816)   (4,760)    (536)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........   (1,328)    (8,440)   (3,044)    (4,813)  (4,705)     (708)    4,675   (1,060)
                         --------------------------------------------------------------------------------
Net Realized and
Unrealized Loss
on Investments..........   (4,341)   (19,495)   (6,044)    (4,698)  (4,408)   (3,524)      (85)  (1,596)
                         --------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........     $633   ($15,665)  ($6,044)   ($2,862) ($3,188)  ($3,511)      $54  ($1,101)
                         ================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap  International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity      Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable     Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account      Account     Account   Account (1) Account (1)
                  ----------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS
FROM OPERATIONS

 Net investment
 income..........        $14                   $31         $26    $37,839         $218                     $7
 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)       (133)   (68,486)      (6,365)    ($2,791)       (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305          14     24,790        1,397         856         (7)        109
                  ----------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting
from Operations..     (2,110)      (580)    (1,456)        (93)    (5,857)      (4,750)     (1,935)       (36)        153
                  ----------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS FROM
POLICY
TRANSACTIONS

 Transfer of net
 premiums........      3,469        989      5,004       2,750     31,448        7,829       1,347        396         703
 Transfers
 between variable
 accounts, net...     22,184      5,556       (965)     15,217     (3,988)      14,059         (81)     2,497       5,413
 Transfers--
 policy charges
 and deductions..     (1,261)      (324)    (1,786)       (764)   (16,016)      (2,550)       (582)      (133)       (241)
 Transfers--
 surrenders......       (143)       (19)      (785)       (588)    (8,737)      (1,344)        (85)       (18)        (23)
 Transfers--
 other...........       (340)      (108)      (327)       (519)    (1,904)      (1,296)        (27)       (21)        (27)
                  ----------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Policy
Transactions.....     23,909      6,094      1,141      16,096        803       16,698         572      2,721       5,825
                  ----------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........     21,799      5,514       (315)     16,003     (5,054)      11,948      (1,363)     2,685       5,978
                  ----------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of
 Year............                           21,137       5,939    239,998       20,316       5,420
                  ----------------------------------------------------------------------------------------------------------
 End of Year.....    $21,799     $5,514    $20,822     $21,942   $234,944      $32,264      $4,057     $2,685      $5,978
                  ==========================================================================================================

(1)  Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                       Telecom-    Multi-    Equity   Strategic  Growth   Focused  Mid-Cap   International
                          Technology  munications Strategy   Income     Value      LT        30     Value        Value
                           Variable    Variable   Variable  Variable  Variable  Variable  Variable Variable    Variable
                          Account (1) Account (1) Account   Account    Account  Account   Account  Account      Account
                         -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment income..                   $1       $4,250    $3,839      $11    $67,117       $1   $1,610       $4,872
 Net realized gain
 (loss) from security
 transactions...........    ($1,025)     (232)       2,814     5,623     (168)    12,936     (222)   1,646      (11,754)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........                   33       (8,595)  (29,183)    (121)  (227,892)      (1)   2,200      (38,846)
                         -----------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (1,025)     (198)      (1,531)  (19,721)    (278)  (147,839)    (222)   5,456      (45,728)
                         -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net
 premiums...............        533       234       13,677    27,200      764     71,991      503   10,622       28,776
 Transfers between
 variable accounts,
 net....................      4,642       808        6,932   (11,482)   2,204     (8,033)     700   39,918       (2,165)
 Transfers--policy
 charges and
 deductions.............       (206)      (63)      (8,214)  (13,720)    (222)   (31,637)    (180)  (3,821)     (12,349)
 Transfers--surrenders..        (25)       (6)      (9,555)   (6,691)     (31)   (14,287)     (19)  (2,297)      (5,006)
 Transfers--other.......        (16)      (10)      (1,782)   (3,194)     (24)    (5,117)       3   (1,359)      (1,679)
                         -----------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Derived from Policy
Transactions............      4,928       963        1,058    (7,887)   2,691     12,917    1,007   43,063        7,577
                         -----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........      3,903       765         (473)  (27,608)   2,413   (134,922)     785   48,519      (38,151)
                         -----------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......                           157,104   222,967      879    480,944    1,105   23,499      208,380
                         -----------------------------------------------------------------------------------------------
 End of Year............     $3,903      $765     $156,631  $195,359   $3,292   $346,022   $1,890  $72,018     $170,229
                         ===============================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap            Inflation  Managed    Money
                         Opportunities   Growth      Growth     Index      Index     REIT      Managed     Bond     Market
                           Variable     Variable    Variable   Variable  Variable  Variable   Variable   Variable  Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account   Account (2) Account   Account
                        ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment
 income................        $10                               $6,210    $1,861     $703      $1,359     $9,748    $8,530
 Net realized gain
 (loss) from security
 transactions..........       (228)       ($745)       ($15)     16,104      (693)     601         (29)       177      (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)         335         (33)    (79,415)     (408)     105          82      3,287       208
                        ----------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations.............       (992)        (410)        (48)    (57,101)      760    1,409       1,412     13,212     8,585
                        ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums..............      1,350        1,109         135      82,811     3,609    3,940       6,292     24,814   295,870
 Transfers between
 variable accounts,
 net...................      8,853        5,601         942       3,463    17,627    5,351       7,498     23,038  (239,807)
 Transfers--policy
 charges and
 deductions............       (488)        (247)        (43)    (32,661)   (1,510)  (1,443)     (2,702)   (11,435)  (21,449)
 Transfers--
 surrenders............        (46)         (62)        (14)    (14,259)     (601)    (580)     (1,209)    (5,935)  (11,483)
 Transfers--other......       (174)         (43)         (5)     (5,132)     (220)    (727)       (362)    (1,929)   (6,587)
                        ----------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions...........      9,495        6,358       1,015      34,222    18,905    6,541       9,517     28,553    16,544
                        ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS..........      8,503        5,948         967     (22,879)   19,665    7,950      10,929     41,765    25,129
                        ----------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.....                                         449,400    16,172   13,231      31,466    165,061   202,545
                        ----------------------------------------------------------------------------------------------------
 End of Year...........     $8,503       $5,948        $967    $426,521   $35,837  $21,181     $42,395   $206,826  $227,674
                        ====================================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                    High Yield           Aggressive Large-Cap
                                       Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                                     Variable  Variable   Variable  Variable  Account   Account   Account   Account
                                     Account   Account    Account    Account     I         II       III        IV
                                   ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income............    $4,974    $3,830                $1,836   $1,220       $13      $139      $495
 Net realized gain (loss) from
 security transactions............    (3,013)  (11,055)   ($3,000)       115      297    (2,816)   (4,760)     (536)
 Net unrealized appreciation
 (depreciation) on investments....    (1,328)   (8,440)    (3,044)    (4,813)  (4,705)     (708)    4,675    (1,060)
                                   ----------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations..       633   (15,665)    (6,044)    (2,862)  (3,188)   (3,511)       54    (1,101)
                                   ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums.........     7,576    14,123      7,605     11,740    6,296     3,330     3,306     2,644
 Transfers between variable
 accounts, net....................     9,314    (1,791)    (2,146)    49,282    1,298      (434)    3,966     3,150
 Transfers--policy charges and
 deductions.......................    (3,393)   (5,205)    (2,914)    (4,255)  (1,400)     (813)   (1,034)     (598)
 Transfers--surrenders............    (2,019)   (1,534)    (1,081)    (1,217)  (1,198)     (264)     (515)     (470)
 Transfers--other.................      (480)   (1,087)      (601)      (850)  (1,369)      (54)     (431)     (113)
                                   ----------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy Transactions..    10,998     4,506        863     54,700    3,627     1,765     5,292     4,613
                                   ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS............................    11,631   (11,159)    (5,181)    51,838      439    (1,746)    5,346     3,512
                                   ----------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year................    42,516    64,261     35,882     23,077   23,748    13,102    14,594     7,823
                                   ----------------------------------------------------------------------------------
 End of Year......................   $54,147   $53,102    $30,701    $74,915  $24,187   $11,356   $19,940   $11,335
                                   ==================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                        Emerging  Diversified Small-Cap  International   I-Net      Multi-    Equity    Strategic   Growth
                        Markets    Research    Equity      Large-Cap   Tollkeeper  Strategy   Income      Value       LT
                        Variable   Variable   Variable     Variable     Variable   Variable  Variable   Variable   Variable
                        Account   Account (1)  Account    Account (1)  Account (1) Account   Account   Account (1) Account
                       -----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment
 income...............      $12        $16     $22,131          $17                 $15,492   $20,983       $1      $86,293
 Net realized gain
 (loss) from security
 transactions.........    2,174         33      37,014         (899)       ($39)      1,836     6,806                54,726
 Net unrealized
 appreciation
 (depreciation)
 on investments.......  (12,692)        13    (130,859)      (1,783)     (2,237)    (16,234)  (43,571)     (11)    (277,267)
                       -----------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting from
Operations............  (10,506)        62     (71,714)      (2,665)     (2,276)      1,094   (15,782)     (10)    (136,248)
                       -----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums.............    5,600        834      38,899        4,114       1,210      15,754    33,109       52       84,921
 Transfers between
 variable accounts,
 net..................    8,725      5,218      16,628       20,341       7,035      (1,013)    1,768      861       55,046
 Transfers--policy
 charges and
 deductions...........   (1,542)      (157)    (14,915)        (794)       (272)     (6,614)  (11,919)      (8)     (30,926)
 Transfers--
 surrenders...........     (570)        (3)    (12,744)        (114)        (13)     (2,799)   (6,034)              (17,105)
 Transfers--other.....     (480)       (15)     (5,225)        (566)       (264)     (1,215)   (3,641)     (16)     (11,190)
                       -----------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions..........   11,733      5,877      22,643       22,981       7,696       4,113    13,283      889       80,746
                       -----------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS................    1,227      5,939     (49,071)      20,316       5,420       5,207    (2,499)     879      (55,502)
                       -----------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year....   19,910                289,069                              151,897   225,466               536,446
                       -----------------------------------------------------------------------------------------------------
 End of Year..........  $21,137     $5,939    $239,998      $20,316      $5,420    $157,104  $222,967     $879     $480,944
                       =====================================================================================================

(1) Operations commenced on January 4, 2000 for the Diversified Research Variable Account, January 3, 2000 for the International Large-Cap Variable Account, May 1, 2000 for the I-Net Tollkeeper Variable Account, and October 2, 2000 for the Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                           Focused   Mid-Cap   International  Equity   Small-Cap            Inflation  Managed    Money
                             30       Value        Value      Index      Index     REIT      Managed     Bond     Market
                          Variable   Variable    Variable    Variable  Variable  Variable   Variable   Variable  Variable
                         Account (1) Account      Account    Account    Account  Account   Account (2) Account   Account
                         -------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS

 Net investment income..       $5       $192       $6,503      $9,274      $240     $406      $1,405     $8,482    $9,399
 Net realized gain
 (loss) from security
 transactions...........       (4)     1,064        3,605      27,250       (19)     537        (359)      (737)      245
 Net unrealized
 appreciation
 (depreciation)
 on investments.........     (150)     1,946      (35,319)    (81,837)   (1,931)   1,170       1,794      7,338      (175)
                         -------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (149)     3,202      (25,211)    (45,313)   (1,710)   2,113       2,840     15,083     9,469
                         -------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums...............       43      4,295       36,625      92,486     4,652    1,931       4,994     20,167   316,982
 Transfers between
 variable accounts,
 net....................    1,263     12,071        2,733      13,565     8,085    7,479       4,631     26,330  (220,717)
 Transfers--policy
 charges and
 deductions.............      (18)    (1,042)     (11,035)    (26,801)     (868)    (517)     (1,531)    (6,394)  (15,498)
 Transfers--surrenders..                 (54)      (6,805)    (13,558)     (122)    (251)     (1,229)    (3,001)  (10,933)
 Transfers--other.......      (34)      (181)      (3,276)     (5,544)     (291)    (167)       (457)    (1,321)   (7,804)
                         -------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions............    1,254     15,089       18,242      60,148    11,456    8,475       6,408     35,781    62,030
                         -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    1,105     18,291       (6,969)     14,835     9,746   10,588       9,248     50,864    71,499
                         -------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......               5,208      215,349     434,565     6,426    2,643      22,218    114,197   131,046
                         -------------------------------------------------------------------------------------------------
 End of Year............   $1,105    $23,499     $208,380    $449,400   $16,172  $13,231     $31,466   $165,061  $202,545
                         =================================================================================================

(1) Operations commenced on October 2, 2000.

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                             High Yield           Aggressive Large-Cap
                                Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                              Variable  Variable   Variable  Variable  Account   Account   Account   Account
                              Account   Account    Account    Account     I         II       III        IV
                            ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

 Net investment income.....    $4,404    $4,305     $1,226       $217   $1,858    $1,826    $3,567    $1,054
 Net realized gain (loss)
 from security
 transactions..............    (4,022)    4,154      1,368        785      305     1,170     1,545       318
 Net unrealized
 appreciation
 (depreciation)
 on investments............    (2,080)  (28,706)   (11,733)       781     (879)   (6,036)   (6,187)   (2,074)
                            ---------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets
Resulting from Operations..    (1,698)  (20,247)    (9,139)     1,783    1,284    (3,040)   (1,075)     (702)
                            ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net premiums..     8,079    17,220      9,760      5,067    4,882     3,857     3,548     1,298
 Transfers between variable
 accounts, net.............    (7,770)   14,858      6,623     12,710    9,591    (7,257)    5,683     2,156
 Transfers--policy charges
 and deductions............    (2,543)   (4,462)    (2,604)    (1,110)    (902)     (716)     (713)     (336)
 Transfers--surrenders.....    (1,322)   (1,490)      (944)      (186)    (636)     (917)     (793)     (515)
 Transfer--other...........      (262)   (1,217)      (849)      (565)    (398)     (447)     (519)      (83)
                            ---------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets Derived from
Policy Transactions........    (3,818)   24,909     11,986     15,916   12,537    (5,480)    7,206     2,520
                            ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS.................    (5,516)    4,662      2,847     17,699   13,821    (8,520)    6,131     1,818
                            ---------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.........    48,032    59,599     33,035      5,378    9,927    21,622     8,463     6,005
                            ---------------------------------------------------------------------------------
 End of Year...............   $42,516   $64,261    $35,882    $23,077  $23,748   $13,102   $14,594    $7,823
                            =================================================================================

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2001 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed (formerly Government Securities), Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV. The assets in each of the first thirty-one Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I-IV) are invested in the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Clifton Enhanced U.S. Equity Portfolios, respectively, which are all portfolios of M Fund, Inc. (collectively, the "Funds"). Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through E of this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account organized and registered with the Securities and Exchange Commission nine new Variable Accounts: the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, which commenced operations in 2001. The Aggressive Growth Variable Account commenced operations on January 2, 2001, the Telecommunications Variable Account commenced operations on January 3, 2001, the Blue Chip, Financial Services, Health Sciences, Mid-Cap Growth, and Global Growth Variable Accounts commenced operations on January 4, 2001, the Technology Variable Account commenced operations on January 5, 2001, and the Capital Opportunities Variable Account commenced operations on January 12, 2001.

 On September 22, 2000, the net assets of the Pacific Select Fund Bond and Income Portfolio, the underlying portfolio for the Bond and Income Variable Account, were transferred to the Pacific Select Fund Managed Bond Portfolio (the "reorganization"). In connection with the reorganization a total of 657,265 outstanding accumulation units (valued at $8,510,243) of the Bond and Income Variable Account were exchanged for 326,731 accumulation units with equal value of the Managed Bond Variable Account.

 The Separate Account was established by Pacific Life Insurance Company ("Pacific Life") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2001, the Funds declared dividends for each portfolio, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, and Aggressive Equity Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS' SHARES

 The investment in the Funds' shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Funds as of December 31, 2001 were as follows (amounts in thousands):

                                                            Variable Accounts
                        -----------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                  $28,766        $5,926      $306,981     $22,104      $7,665
Add: Total net proceeds
     from policy
     transactions           $24,185      $6,548      23,404        20,085       100,927      43,408       3,476
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                  14                      31            26         1,385         218
     (b) Net realized
         gain                                                                    36,454
                        -----------------------------------------------------------------------------------------
            Sub-Total        24,199       6,548      52,201        26,037       445,747      65,730      11,141
Less: Cost of
      investments
      disposed during
      the year                  334         587      33,055         4,122       168,610      33,063       5,703
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        23,865       5,961      19,146        21,915       277,137      32,667       5,438
Add: Unrealized
     appreciation
     (depreciation)          (2,055)       (447)      1,676            27       (42,193)       (387)     (1,381)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $21,810      $5,514     $20,822       $21,942      $234,944     $32,280      $4,057
                        =========================================================================================

                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1)  Strategy  Equity Income   Value
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                                             $156,374    $227,421        $890
Add: Total net proceeds
     from policy
     transactions            $3,122      $9,461      $7,204        $1,565        22,130      19,854       4,399
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                   7                                     1         3,965       1,411          11
     (b) Net realized
         gain                                                                       285       2,428
                        -----------------------------------------------------------------------------------------
            Sub-Total         3,129       9,461       7,204         1,566       182,754     251,114       5,300
Less:Cost of
 investments disposed
 during the year                438       3,592       3,301           834        18,258      22,118       1,876
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                         2,691       5,869       3,903           732       164,496     228,996       3,424
Add: Unrealized
     appreciation
     (depreciation)              (6)        109                        33        (7,865)    (33,637)       (132)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                        $2,685      $5,978      $3,903          $765      $156,631    $195,359      $3,292
                        =========================================================================================

                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $488,298      $1,256     $21,488      $216,468
Add: Total net proceeds
     from policy
     transactions            79,311       1,550      55,055        52,652       $10,204     $14,481      $1,102
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income               4,241           1         403         1,823            10
     (b) Net realized
         gain                62,876                   1,207         3,049
                        -----------------------------------------------------------------------------------------
            Sub-Total       634,726       2,807      78,153       273,992        10,214      14,481       1,102
Less:Cost of
 investments disposed
 during the year             53,454         766      10,339        56,829           937       8,868         103
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       581,272       2,041      67,814       217,163         9,277       5,613         999
Add: Unrealized
     appreciation
     (depreciation)        (235,246)       (151)      4,212       (46,935)         (774)        335         (32)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $346,026      $1,890     $72,026      $170,228        $8,503      $5,948        $967
                        =========================================================================================

                                       Small-Cap                 Inflation     Managed                 High Yield
                         Equity Index    Index        REIT      Managed (2)      Bond    Money Market     Bond
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $395,037     $17,437     $12,201       $30,840      $164,249    $202,967     $46,893
Add: Total net proceeds
     from policy
     transactions            75,155      22,930      11,281        20,194        46,724     408,771      30,540
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income               4,572         228         642         1,359         9,748       8,530       4,974
     (b) Net realized
         gain                 1,638       1,633          61
                        -----------------------------------------------------------------------------------------
            Sub-Total       476,402      42,228      24,185        52,393       220,721     620,268      82,407
Less:Cost of
 investments disposed
 during the year             24,831       4,719       4,139        10,703        17,998     392,380      22,556
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       451,571      37,509      20,046        41,690       202,723     227,888      59,851
Add: Unrealized
     appreciation
     (depreciation)         (25,051)     (1,672)      1,135           708         4,098        (215)     (5,705)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $426,520     $35,837     $21,181       $42,398      $206,821    $227,673     $54,146
                        =========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

(2) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                            Variable Accounts
                         ---------------------------------------------------------------------------------------
                                       Aggressive  Large-Cap
                            Equity       Equity      Value           I            II          III          IV
                         ---------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $82,101      $42,926     $22,237       $23,185      $16,753      $18,615      $9,207
Add: Total net proceeds
     from policy
     transactions           25,312        7,926      62,927        10,021        5,959       28,643       6,511
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                 27                      433         1,172           13                      495
     (b) Net realized
         gain                3,803                    1,403            48                       139
                         ---------------------------------------------------------------------------------------
            Sub-Total      111,243       50,852      87,000        34,426       22,725       47,397      16,213
Less:Cost of
 investments disposed
 during the year            31,861       10,064       8,104         6,097        7,009       28,110       2,434
                         ---------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       79,382       40,788      78,896        28,329       15,716       19,287      13,779
Add: Unrealized
     appreciation
     (depreciation)        (26,280)     (10,087)     (3,973)       (4,142)      (4,360)         653      (2,444)
                         ---------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $53,102      $30,701     $74,923       $24,187      $11,356       19,940     $11,335
                         ========================================================================================

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

 Transactions in Separate Account units for the year ended December 31, 2001 were as follows (units in thousands):

                                                            Variable Accounts
                         ----------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                 3,028           522        5,308        2,589         800
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                  442          122         784           251          734        1,163         266
 (b) Transfers between
     variable accounts,
     net                     2,591          617         (92)        1,378          (84)       2,045         (21)
 (c) Transfers--policy
     charges and
     deductions               (161)         (40)       (284)          (71)        (376)        (382)       (114)
 (d) Transfers--
     surrenders                (19)          (2)       (122)          (53)        (204)        (195)        (14)
 (e) Transfers--other          (41)         (10)        (47)          (45)         (47)        (188)        (12)
                         ----------------------------------------------------------------------------------------
            Sub-Total        2,812          687         239         1,460           23        2,443         105
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year              2,812          687       3,267         1,982        5,331        5,032         905
                         ========================================================================================
                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1) Strategy   Equity Income   Value
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                                            4,239        4,665          90
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                   43           72          82            44          376          611          84
 (b) Transfers between
     variable accounts,
     net                       268          556         583           128          196         (261)        229
 (c) Transfers--policy
     charges and
     deductions                (15)         (25)        (32)          (12)        (226)        (310)        (25)
 (d) Transfers--
     surrenders                 (2)          (2)         (3)           (1)        (262)        (149)         (3)
 (e) Transfers--other           (1)          (2)         (2)                       (48)         (71)         (2)
                         ----------------------------------------------------------------------------------------
            Sub-Total          293          599         628           159           36         (180)        283
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year                293          599         628           159        4,275        4,485         373
                         ========================================================================================
                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at beginning of year        9,673          134       1,819         8,754
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                1,829           71         780         1,440          171          142          16
 (b) Transfers between
     variable accounts,
     net                      (319)          88       2,864           (88)       1,012          654         109
 (c) Transfers--policy
     charges and
     deductions               (812)         (26)       (281)         (621)         (62)         (32)         (5)
 (d) Transfers--
     surrenders               (357)          (2)       (165)         (248)          (6)          (7)         (2)
 (e) Transfers--other         (135)          (1)        (97)          (83)         (22)          (6)
                         ----------------------------------------------------------------------------------------
            Sub-Total          206          130       3,101           400        1,093          751         118
                         ----------------------------------------------------------------------------------------
Total units outstanding
 at end of year              9,879          264       4,920         9,154        1,093          751         118
                         ========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                        Variable Accounts
                                --------------------------------------------------------------------
                                Equity  Small-Cap             Inflation  Managed  Money   High Yield
                                Index     Index      REIT    Managed (1)  Bond   Market      Bond
                                --------------------------------------------------------------------
Total units outstanding at
 beginning of year               9,728    1,429        998      1,209     6,071   10,749    1,581
Increase (decrease) in
 units resulting from policy
 transactions:
 (a) Transfer of net premiums    1,984      331        288        243       722   15,396      275
 (b) Transfers between
     variable accounts, net         46    1,563        386        253       859  (12,467)     344
 (c) Transfers--policy
     charges and deductions       (783)    (138)      (106)       (91)     (335)  (1,112)    (123)
 (d) Transfers--surrenders        (339)     (54)       (41)       (40)     (175)    (596)     (73)
 (e) Transfers--other             (127)     (19)       (54)       (12)      (54)    (337)     (17)
                                --------------------------------------------------------------------
          Sub-Total                781    1,683        473        353     1,017      884      406
                                --------------------------------------------------------------------
Total units outstanding at
 end of year                    10,509    3,112      1,471      1,562     7,088   11,633    1,987
                                ====================================================================
                                        Aggressive Large-Cap
                                Equity    Equity     Value        I        II      III        IV
                                --------------------------------------------------------------------
Total units outstanding at
 beginning of year               4,147    2,798      1,840      1,288       599      724      421
Increase (decrease) in units
 resulting from policy
 transactions:
 (a) Transfer of net premiums    1,087      706        967        372       187      155      173
 (b) Transfers between
     variable accounts, net       (249)    (182)     3,915         74       (45)     206      188
 (c) Transfers--policy
     charges and deductions       (406)    (275)      (351)       (83)      (45)     (53)     (38)
 (d) Transfers--surrenders        (118)     (99)      (102)       (69)      (14)     (25)     (26)
 (e) Transfers--other              (81)     (55)       (70)       (78)       (3)      (8)     (17)
                                --------------------------------------------------------------------
          Sub-Total                233       95      4,359        216        80      275      280
                                --------------------------------------------------------------------
Total units outstanding at
 end of year                     4,380    2,893      6,199      1,504       679      999      701
                                ====================================================================

----------------
(1) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

7. FINANCIAL HIGHLIGHTS

 Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for the year ended December 31, 2001 were as follows:

----------------------------------------------------------------------------------
                                                            Ratios of
                             AUV     Number      Total     Investment
                             at        of         Net       Income to
     Variable                End      Units      Assets    Average Net   Total
     Accounts              of Year Outstanding (in $000's)   Assets    Returns (1)
----------------------------------------------------------------------------------
 Blue Chip (2)               $7.75   2,811,771    $21,799        0.12%   (21.39%)
----------------------------------------------------------------------------------
 Aggressive Growth (2)        8.02     687,433      5,514        0.00%   (18.82%)
----------------------------------------------------------------------------------
 Emerging Markets             6.37   3,266,714     20,822        0.16%    (9.32%)
----------------------------------------------------------------------------------
 Diversified Research        11.07   1,981,854     21,942        0.27%    (2.05%)
----------------------------------------------------------------------------------
 Small-Cap Equity            44.07   5,331,480    234,944       16.62%    (1.75%)
----------------------------------------------------------------------------------
 International Large-Cap      6.41   5,031,727     32,264        0.84%   (18.63%)
----------------------------------------------------------------------------------
 I-Net Tollkeeper             4.48     904,785      4,057        0.00%   (32.93%)
----------------------------------------------------------------------------------
 Financial Services (2)       9.17     292,594      2,685        0.49%    (7.97%)
----------------------------------------------------------------------------------
 Health Sciences (2)          9.98     598,921      5,978        0.00%     1.04%
----------------------------------------------------------------------------------
 Technology (2)               6.22     627,943      3,903        0.00%   (36.41%)
----------------------------------------------------------------------------------
 Telecommunications (2)       4.82     158,754        765        0.18%   (51.36%)
----------------------------------------------------------------------------------
 Multi-Strategy              36.64   4,275,164    156,631        2.68%    (0.79%)
----------------------------------------------------------------------------------
 Equity Income               43.56   4,485,299    195,359        1.88%    (7.87%)
----------------------------------------------------------------------------------
 Strategic Value              8.82     373,489      3,292        0.43%    (9.20%)
----------------------------------------------------------------------------------
 Growth LT                   35.03   9,878,677    346,022       17.28%   (28.84%)
----------------------------------------------------------------------------------
 Focused 30                   7.16     264,148      1,890        0.07%   (13.24%)
----------------------------------------------------------------------------------
 Mid-Cap Value               14.64   4,920,202     72,018        3.58%    13.93%
----------------------------------------------------------------------------------
 International Value         18.60   9,153,924    170,229        2.73%   (22.30%)
----------------------------------------------------------------------------------
 Capital Opportunities (2)    7.78   1,093,055      8,503        0.21%   (21.52%)
----------------------------------------------------------------------------------
 Mid-Cap Growth (2)           7.92     750,712      5,948        0.00%   (19.83%)
----------------------------------------------------------------------------------
 Global Growth (2)            8.21     117,688        967        0.00%   (17.57%)
----------------------------------------------------------------------------------
 Equity Index                40.58  10,509,402    426,521        1.46%   (11.18%)
----------------------------------------------------------------------------------
 Small-Cap Index             11.52   3,111,792     35,837        9.13%     2.78%
----------------------------------------------------------------------------------
 REIT                        14.40   1,471,261     21,181        4.06%     8.79%
----------------------------------------------------------------------------------
 Inflation Managed (3)       27.14   1,561,993     42,395        3.63%     4.28%
----------------------------------------------------------------------------------
 Managed Bond                29.18   7,087,634    206,826        5.14%     6.65%
----------------------------------------------------------------------------------
 Money Market                19.57  11,632,924    227,674        3.70%     3.85%
----------------------------------------------------------------------------------
 High Yield Bond             27.25   1,987,170     54,147        9.89%     1.17%
----------------------------------------------------------------------------------
 Equity                      12.12   4,379,878     53,102        6.78%   (20.84%)
----------------------------------------------------------------------------------
 Aggressive Equity           10.61   2,892,614     30,701        0.00%   (16.90%)
----------------------------------------------------------------------------------
 Large-Cap Value             12.08   6,199,163     74,915        3.85%    (3.04%)
----------------------------------------------------------------------------------
 I                           16.08   1,503,806     24,187        5.27%   (12.77%)
----------------------------------------------------------------------------------
 II                          16.71     679,453     11,356        0.11%   (22.46%)
----------------------------------------------------------------------------------
 III                         19.96     999,083     19,940        0.84%    (0.36%)
----------------------------------------------------------------------------------
 IV                          16.16     701,361     11,335        5.49%   (12.38%)
----------------------------------------------------------------------------------

------------------
(1) Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract, which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(2) Variable Accounts commenced operations during 2001 (See Note 1 to Financial Statements). The ratios of investment income to average daily net assets are annualized.

(3) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to
   Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective
   January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27       $ 11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808       $635       $396    $17,047
                                  ========================================
    Total equity securities       $   255       $ 20       $  9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           641         55       $  1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037       $445       $346    $15,136
                                  ========================================
    Total equity securities       $   173       $ 18       $ 12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                               Years Ended December 31,
                                                 2001    2000    1999
                                               ------------------------
                                                    (In Millions)
        Fixed maturity securities                $1,118  $1,109  $1,030
        Equity securities                             5      13      15
        Mortgage loans                              206     230     208
        Real estate                                  64      61      46
        Policy loans                                202     182     159
        Other                                       172     218     166
                                               ------------------------
        Gross investment income                   1,767   1,813   1,624
        Investment expense                          139     130     114
                                               ------------------------
        Net investment income                    $1,628  $1,683  $1,510
                                               ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                           Years Ended
                                                           December 31,
                                                         2001    2000  1999
                                                         ------------------
                                                          (In Millions)
        Fixed maturity securities                        $(45) $    2  $16
        Equity securities                                  31     (13)  58
        Mortgage loans                                              6    7
        Real estate                                         9      (3)  18
        Interest in PIMCO Advisors (Note 1)                     1,082
        Other investments                                  (9)    (77)
                                                         -----------------
        Total                                            $(14) $  997  $99
                                                         =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                        December 31,
                                                      2001  2000     1999
                                                      -------------------
                                                        (In Millions)
        Available for sale securities:
          Fixed maturity                              $140  $477  $  (925)
          Equity                                         5   (20)    (157)
                                                      -------------------
        Total                                         $145  $457  $(1,082)
                                                      ===================
        Trading securities                            $(17) $  6  $     0
                                                      ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                      2001        2000
                                  ------------------------
                                        (In Millions)
          Balance at January 1        $130        $116
          Incurred related to:
            Current year               569         395
            Prior years                (12)        (19)
                                  ------------------------
          Total incurred               557         376
                                  ------------------------
          Paid related to:
            Current year               448         297
            Prior years                 80          65
                                  ------------------------
          Total paid                   528         362
                                  ------------------------
          Balance at December 31      $159        $130
                                  ========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                   Years Ended December 31,
                                                      2001      2000     1999
                                                  -----------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                  -----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                  -----------------------------
    Total                                            $51       $458     $144
                                                  =============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                              2001    2000
                                                             --------------
                                                             (In Millions)
        Deferred tax assets
          Policyholder reserves                              $  177   $ 184
          Investment valuation                                   99      92
          Deferred compensation                                  40      35
          Low income housing credit carryover                    31
          Duration hedging                                       18      18
          Partnership income                                     10
          Dividends                                               7       7
          Postretirement benefits                                 6       8
          Other                                                   5      22
                                                             --------------
        Total deferred tax assets                               393     366
                                                             --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units
           (Note 1)                                            (429)   (429)
          Deferred policy acquisition costs                    (200)   (101)
          Partnership income                                            (16)
          Depreciation                                           (2)     (2)
                                                             --------------
        Total deferred tax liabilities                         (631)   (548)
                                                             --------------
        Net deferred tax liability from operations             (238)   (182)
        Deferred taxes on World-Wide (Note 4)                           (11)
        Deferred taxes on OCI                                  (159)    (23)
                                                             --------------
        Net deferred tax liability                           $( 397)  $(216)
                                                             ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                          Years Ended December 31,
                                                          2001      2000     1999
                                                        ---------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                        ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                        ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                  Years Ended December 31,
                                                   2001      2000      1999
                                                 ----------------------------
                                                       (In Millions)
        Service cost - benefits earned during
         the year                                    $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                    12        12        11
        Expected return on plan assets                (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                            (1)       (4)       (2)
                                                 ----------------------------
        Net periodic pension expense (benefit)       $  7      $ (3)     $ (2)
                                                 ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES


   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ----------------------------------------------------------------------------

WHERE TO GO FOR MORE INFORMATION

                      ---------------------------------------------------------
The Pacific Select     For more information about your policy, please call or
Exec, Pacific          write to us at the address below. You should also use
Select Choice and      this address to send us any notices, forms or requests
Pacific Select         about your policy.
Estate Maximizer
variable life
insurance policies
are underwritten by
Pacific Life
Insurance Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life Insurance Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 7500
                       Newport Beach, California 92658-7500

                       1-800-800-7681
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                 Supplement to Prospectus Dated May 1, 2001 for
                  Pacific Select Exec, Pacific Select Choice,
                 Pacific Select Estate Preserver Last Survivor,
               Pacific Select Estate Preserver II Last Survivor,
               Pacific Select Estate Preserver III Last Survivor,
                Pacific Select Estate Preserver IV Last Survivor
                  and Pacific Estate Preserver V Last Survivor
               Flexible Premium Variable Life Insurance Policies
            and the Pacific Select Estate Maximizer Modified Single
            Premium Variable Life Insurance Policy (each a "policy")
                    Issued by Pacific Life Insurance Company

In this supplement, you and your mean the        This supplement provides information about four additional variable investment
Policyholder or Owner. Pacific Life, we, us,     options offered under your policy. Each of these investment options is set up
and our refer to Pacific Life Insurance          as a variable account under our separate account and invests in a corresponding
Company. M Fund refers to M Fund, Inc.           portfolio of the M Fund.
You'll find an explanation of what terms
used in this supplement mean in the              Variable Account I:   Brandes International Equity Fund
accompanying variable life insurance             Variable Account II:  Turner Core Growth Fund
prospectus or the M Fund prospectus.             Variable Account III: Frontier Capital Appreciation Fund
                                                 Variable Account IV:  Clifton Enhanced U.S. Equity Fund
The M Fund is described in detail in its         Variable Account V:   Business Opportunity Value Fund
prospectus and in its Statement of
Additional Information (SAI).                    You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options
Each policy is described in detail its           described in the accompanying variable life insurance prospectus.
accompanying variable life insurance
prospectus. Except as described below, all
features and procedures of each policy
described in its prospectus remain intact.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.

Supplement dated May 1, 2002

Your policy's accumulated value will          About the variable investment options
fluctuate depending on the investment         The following chart is a summary of the M Fund portfolios. Each M Fund
options you've chosen.                        portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You'll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There's no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

                                                                  The Portfolio's
                                                                  Investment         The Portfolio's Main         Portfolio
                                               Portfolio          Goal               Investments                  Manager

                                               Brandes            Long-term          Equity securities of         Brandes
                                               International      capital            foreign issuers,             Investment
                                               Equity             appreciation.      including common             Partners,
                                                                                     stocks, preferred            L.P.
                                                                                     stocks and securities
                                                                                     that are convertible
                                                                                     into common stocks.
                                                                                     Focuses on stocks with
                                                                                     capitalizations of
                                                                                     $1 billion or more.
                                                                                     May also invest in
                                                                                     emerging markets
                                                                                     securitites.

                                               Turner Core        Long-term          Common stocks of U.S.        Turner
                                               Growth Fund        capital            companies that the           Investment
                                                                  appreciation.      subadviser believes          Partners,
                                                                                     have strong earnings         Inc.
                                                                                     growth potential.

                                               Frontier Capital   Maximum            Common stock of U.S.         Frontier
                                               Appreciation       capital            companies of all             Capital
                                                                  appreciation.      sizes, with emphasis         Management
                                                                                     on stocks of companies       Company, LLC
                                                                                     with capitalizations
                                                                                     that are consistent
                                                                                     with the
                                                                                     capitalizations of
                                                                                     those companies found
                                                                                     in the Russell 2500.

                                               Clifton Enhanced   Above-market       Futures contracts on         The Clifton
                                               U.S. Equity        total return.      the Standard & Poor's        Group
                                                                                     500 Composite Stock
                                                                                     Price Index (the "S&P
                                                                                     500" or the "Index")
                                                                                     to have a 100%
We are not responsible for the operation                                             exposure to the S&P
of the M Fund or any of its portfolios. We                                           500 to try to earn a
also are not responsible for ensuring that                                           return equal to that
the M Fund and its portfolios comply with                                            of the Index.
any laws that apply.
                                               Business           Long-term          Equity securities of         Iridian Asset
                                               Opportunity        capital            U.S. issuers in the          Management
                                               Value Fund         appreciation       large-to-medium-             LLC
                                                                                     capitalization segment
                                                                                     of the U.S. stock
                                                                                     market.

                                              M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios.
                                              MFIA and the M Fund's Board of Directors oversee the management of all of the M
                                              Fund's portfolios.

You'll find more information about Policy       Fees and expenses paid by the M Fund
charges in An overview of the policy in the     The M Fund pays advisory fees and other expenses. These are deducted from the
accompanying variable life insurance            assets of each Portfolio and may vary from year to year. They are not fixed and
prospectus.                                     are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns.

                                                M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. The unit value of a variable account will change with the value of its corresponding M Fund portfolio.

You'll find more about M Fund fees and          . Advisory fee
expenses in the accompanying M Fund             MFIA is the investment adviser to the M Fund. The M Fund pays an advisory fee
prospectus.                                     to MFIA for these services. The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets.

                                                . Other expenses
                                                The table also shows expenses the M Fund paid in 2001 as an annual percentage of each portfolio's average daily net assets.

                                                ------------------------------------------------------------------------------
                                                                                    Distribution
                                                M Fund Portfolios/1/   Advisory fee (12b-I) fee  Other expenses Total expenses
                                                ------------------------------------------------------------------------------
                                                                             As an annual % of average daily net assets
                                                Brandes International
                                                 Equity                   0.76%          --          0.26%          1.02%
                                                Turner Core Growth        0.45%          --          0.45%          0.90%
                                                Frontier Capital
                                                 Appreciation             0.90%          --          0.25%          1.15%
                                                Clifton Enhanced U.S.
                                                 Equity                   0.39%          --          0.39%          0.78%
                                                Business Opportunity
                                                 Value Fund/2/            0.65%          --          0.54%          1.19%
                                                ------------------------------------------------------------------------------

                                                /1/ Until further notice, MFIA has voluntarily agreed to cap total annual operating expenses (on an annualized basis) for these portfolios at: 1.01% for the Brandes International Equity, 0.70% for the Turner Core Growth, 1.15% for
                                                Frontier Capital Appreciation, 0.64% for Clifton Enhanced U.S. Equity, and
                                                0.90% for Business Opportunity Value Fund. Fees and expenses shown are for the year ended December 31, 2001. Future fees and expenses may be different.

                                                /2/ Fees and expenses shown are estimates for the first year of operation.
                                                Future expenses may be different.

                                                Statements and reports we'll send you
                                                We'll send you financial statements that we receive from M Fund.

The rights we describe in the                   Voting rights
accompanying variable life insurance            We're the legal owner of the shares of the M Fund that are held by the variable
prospectus under Making changes to the          accounts. The voting rights we describe in the Voting rights section of the
separate account also apply to the              accompanying variable life insurance prospectus and how we'll exercise them
M Fund.                                         also apply to the M Fund.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference table.

The Prospectus consisting of 121 pages.


Supplement (in-force) dated May 1, 2002 consisting of 71 pages.


Supplement dated January 1, 2002 to Prospectus dated May 1, 2002 consisting of 3 pages.



The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940 The Signatures.
Written consent of the following person (included in the exhibits shown below):

Deloitte & Touche LLP, Independent Auditors

Dechert, Outside Counsel


The following exhibits:

1.   (1)  (a)  Resolution of the Board of Directors of the Depositor dated
               November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993./1/

          (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./2/

     (2)  Inapplicable

     (3) (a) Distribution Agreement Between Pacific Mutual Life Insurance Company and Pacific Equities Network/1/

          (b) Form of Selling Agreement Between Pacific Equities Network and Various Broker-Dealers/1/

     (4)  Inapplicable

     (5) (a) Flexible Premium Variable Life Insurance Policy and various riders/1/

          (b)  Endorsement Amending Suicide Exclusion Provision/1/

          (c)  Added Protection Benefit Rider/1/

          (d)  Accelerated Living Benefit Rider/1/

          (e)  Accidental Death Rider (form R84-AD)/4/

          (f)  Annual Renewable Term Rider (form R88-ART-VL)/4/

          (g)  Children's Term Rider (form R84-CT)/4/

          (h)  Disability Rider (Form R84-DB)/4/

          (i)  Guaranteed Insurability Rider (Form R84-GI)/4/

          (j)  Waiver of Charges Rider (Form R88-WC)/4/

          (k)  Estate Tax Repeal Rider/4/

     (6)  (a)  Bylaws of Pacific Life Insurance Company/2/

          (b)  Articles of Incorporation of Pacific Life Insurance
               Company/2/

     (7)    Inapplicable

     (8)    Inapplicable

     (9)(a) Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund/3/

        (b) M Fund Inc. Participation Agreement with Pacific Life Insurance Company/3/

        (c) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00/4/

        (d) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00/4/

        (e) Addendum to Participation Agreement with M Fund Inc. 8/7/00/4/

        (f) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02


        (g) Addendum to Participation Agreement with M Fund Inc. dated
            12/11/01/5/

        (h) Addendum to Participation Agreement with M Fund Inc. dated 1/2/02

     (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire/4/

2. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered/1/


3.  Inapplicable

4.  Inapplicable

5.  Inapplicable

6.  (a) Consent of Deloitte & Touche LLP


    (b) Consent of Dechert/1/


7.  (a) Opinion of Actuary


    (b) Form of Illustration of Policy Benefits


8.  Memorandum Describing Issuance, Transfer and Redemption Procedures/1/

9.  Power of Attorney


10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable

/1/ Filed as part of Post-Effective Amendment No. 11 to the Registration
    Statement on Form S-6 filed via EDGAR on March 25, 1996, File No. 33-21754 Accession Number 000089430-96-000968.

/2/ Filed as part of Post-Effective Amendment No. 13 to the Registration
    Statement on Form S-6 filed via EDGAR on April 24, 1998, File No. 33-21754, Accession Number 0001017062-98-000893.

/3/ Filed as part of Post-Effective Amendment No. 15 to the Registration
    Statement on Form S-6 filed via EDGAR on March 1, 2000, File No. 33-21754, Accession Number 0001017062-00-000593.

/4/ Filed as part of Post-Effective Amendment No. 20 to the Registration
    Statement on Form S-6 filed via EDGAR on April 23, 2001, File No. 33-21754, Accession Number 0001017062-01-500060.

/5/ Filed as part of Post-Effective Amendment No. 22 to the Registration
    Statement on Form S-6 filed via EDGAR on December 26, 2001, File No. 33-21754, Accession Number 0001017062-01-500968.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

     Pacific Life Insurance Company represents that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.


RULE 484 UNDERTAKINGS

     Pacific Life's Bylaws provide in Article X, Section 1 for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness and has caused this Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 24th day of April, 2002.


                                PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                           (Registrant)

                                BY:  PACIFIC LIFE INSURANCE COMPANY
                                            (Depositor)

                                BY:  _______________________________
                                     Thomas C. Sutton*
                                     Chief Executive Officer


*BY:  /s/ SHARON A. CHEEVER
      Sharon A. Cheever

      as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 33-21754.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 24th day of April, 2002.


                                BY:  PACIFIC LIFE INSURANCE COMPANY
                                             (Registrant)

                                BY:  _______________________________
                                     Thomas C. Sutton*
                                     Chief Executive Officer


*BY:  /s/ SHARON E. CHEEVER
      Sharon E. Cheever

      as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 33-21754.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                     Title                                  Date

____________________          Director, Chairman of the Board        _______, 2002
Thomas C. Sutton*             and Chief Executive Officer

____________________          Director and President                 _______, 2002
Glenn S. Schafer*

____________________          Director, Executive Vice President     _______, 2002
Khanh T. Tran*                and Chief Financial Officer

____________________          Director, Senior Vice President and    _______, 2002
David R. Carmichael*          General Counsel

____________________          Director, Vice President and           _______, 2002
Audrey L. Milfs*              Corporate Secretary

____________________          Vice President and Controller          _______, 2002
Edward R. Byrd*

____________________          Vice President and Treasurer           _______, 2002
Brian D. Klemens*

____________________          Executive Vice President               _______, 2002
James T. Morris

*BY: /s/ SHARON A. CHEEVER                                          April 24, 2002
     Sharon A. Cheever
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 33-21754.)